Atlas Funds Annual Report

December 31, 2002

The investments you want from the people you trust.®

ATLAS℠

WE WANT YOU TO KNOW

Atlas Funds are not FDIC insured and are not deposits or obligations of, or guar-

anteed by World Savings. Mutual fund returns and principal value will vary and you may have a gain

or loss when you sell.

Atlas Funds are distributed by Atlas Securities, Inc. This material should be preceded or accompanied by a current Atlas Funds prospectus.

From the office of Marion O. Sandler

Chairman of the Board and Chief Executive Officer

Dear Valued Shareholder,

The year 2002 turned out to be another trying one for the investment community. Throughout the year, our nation faced formidable domestic and geopolitical challenges. These included a lagging economy, high-profile corporate malfeasance, threats to homeland security, and turmoil in the Middle East.

Even so, there were signs of economic resilience. For example, consumer spending remained relatively strong throughout the course of the year, spurred by low interest rates and record mortgage refinancings. Encouraged by the lowest mortgage rates in four decades, consumers drove sales of new and existing homes to new heights.

But consumer spending wasn’t enough to bolster the stock market. In fact, collectively, the last three years have been the most difficult period the equity markets have seen in decades — comparable only to the late 1930s.

The stock market: a year of volatility.

Completing the first three-year losing streak for equities since 1939-1941, the Dow Jones Industrial Average (DJIA) ended 2002 down -16.8%. From its peak in March 2000 through November 2002, the Standard & Poor’s 500 Index (S&P 500) declined -35%, and major growth indices — like the NASDAQ Composite Index, a market-value weighted index of all common stocks listed on the NASDAQ exchange — dropped more than -50%.

In the mutual fund world, the downturns in the equity markets translated into an average U.S.–stock fund decline of -21% in 2002, topping the -11% stock fund decline in 2001.1 In line with these domestic equity downturns, most international markets have endured losses as well. The average international and global equity fund lost -17% and -20%, respectively, in 2002.2

The bond market: another positive year.

In response to the stock market’s trials, investors continued to flock to the fixed-income market in 2002. The continued decline in interest rates led income investments to outperform stocks for a third consecutive year. U.S. Treasury securities posted total returns of 12% in 2002, while agency and mortgage-backed securities provided total returns exceeding 8%. High-quality corporate bond funds3 and municipal bond funds posted gains in 2002, with the average portfolio enjoying one-year total returns of 8%.

After maintaining a wait-and-see posture for much of 2002, the Federal Reserve lowered interest rates by .50% in November in its latest attempt to jump-start the economy. On the whole, interest rates were at or near 40-year lows throughout the year.

[1]	Source: Simfund2, 12/31/02 database

[2]	Source: Lipper, Inc.

[3]	Source: Lipper, Inc., Corporate Debt A-Rated Funds category

Although no one really knows if, or when, interest rates will rise, we are carefully monitoring the situation. Ultimately, our goal is to manage our income funds strategically to provide attractive yields, while seeking to preserve principal should rate increases occur. In this strategy, we are following our own advice to investors: make sure portfolios are broadly diversified and positioned to meet long-term objectives.

The importance of fundamentals.

What does all this recent market fluctuation mean to investors? On the bright side, it reminds us of the investment fundamentals that can help to lay the groundwork for a better 2003. How? By employing tested investment strategies that apply in all market conditions. These include the following:

•	Stay well-diversified. Diversifying your investments among fund types that tend to perform differently over time can help minimize the impact of market volatility on your portfolio’s overall performance.

•	Maintain a long-term perspective. Although discipline is naturally harder to exercise in volatile markets, it is important to remain focused on your long-term investment objectives. Keeping your future goals in mind should help you put short-term market movements in perspective and stay the course.

The investments you want from the people you trust.

The market’s ups and downs are trying, but you can take steps to smooth out their harsher repercussions. Talk to your Atlas Representative about creating an “all-weather” investment strategy appropriate to your long-term objectives, no matter what the market does in the short-term.

With our diversified family of no load mutual funds, Atlas offers a wide range of investments — from conservative to more aggressive — to suit your individual investment needs. And “no load” means that you pay no sales charge. So, all of your investment dollars go to work for you immediately. Plus, you get the added value of working face-to-face with an Atlas Representative, who can offer personal guidance that most no load companies do not provide.

As a sister company of World Savings and a subsidiary of the $70-billion strong Golden West Financial Corporation, Atlas is dedicated to giving you the quality products and services you’ve come to expect from World. In today’s market, our conservative approach is more relevant than ever and we appreciate the trust you’ve placed in us.

Visit www.atlasfunds.com to access your Atlas accounts or for more information on our investment offerings and strategies. If you have yet to sign up for online account access, go to www.atlasfunds.com today and begin enjoying 24-hour access to your investment accounts. Enjoy the convenience and benefits of viewing your accounts, purchasing fund shares, and making exchanges between Atlas Funds — online, anytime. Or call 1-800-933-ATLAS (1-800-933-2852) to schedule an appointment with an Atlas Representative at a nearby World Savings branch. Getting help from a trusted financial professional can be one of the best investment decisions you make in 2003.

Thank you for your continued trust and confidence in the coming year. We look forward to serving you now and in the future.

Sincerely,

Marion O. Sandler

Chairman of the Board and Chief Executive Officer

2002 Annual Review

Atlas Mutual Fund Performance Review

The following sections review Atlas Funds’ portfolio strategies and performance for the year 2002.1 Past performance is no guarantee of future results. Indexes used for comparison purposes are representative of the markets in which each fund invests but may differ materially from a fund’s portfolio. Indexes are unmanaged, do not include management expenses, and cannot be invested in directly.

Atlas U.S. Government and Mortgage Securities Fund

The Atlas U.S. Government and Mortgage Securities Fund seeks high current income with minimal credit risk and invests primarily in long-term, mortgage-backed securities issued by government-sponsored organizations with the highest quality rating (AAA).

During 2002, the Fund’s assets grew rapidly as investors sought more conservative choices in the face of equity market volatility. Posting strong performance for the year ended December 31, 2002, the Fund achieved a total return of 8.7%. This performance placed it in the top 23% of the Lipper U.S. Mortgage Fund category for the period.2 In fact, though, the rally in the bond market—the reason for the increase in Fund share value—also contributed to a gradual decline in yield. Typically, as bond prices rise (in a falling interest rate environment), yields decline. As a bond-based portfolio, the Fund continued to produce competitive—though lower—yields for investors. On December 31, 2002, the 30-day current yield was 3.96%—reflective of current interest rates.

However, the converse is also true: Typically, if bond prices fall (in a rising rate environment), bond yields gradually increase while bond fund net asset values (NAVs) decline. Though no one knows where interest rates will go, they are currently at 40-year lows and many economists believe we may see rising rates this year. During the last quarter of 2002, our portfolio managers assumed a defensive position by reducing the Fund’s mortgage-backed securities in favor of more conservative, shorter-term investments that are less likely to be negatively affected in a rising rate environment. Going forward, managers will maintain a focus on trying to preserve share value while maintaining a yield that is competitive.

Atlas Municipal Bond Funds

The municipal bond market in 2002 benefited from low interest rates and investors’ flight to quality. Consequently, both Atlas municipal bond funds enjoyed solid returns for the year.

[1]	Detailed portfolio information follows. Portfolio discussion reflects securities held as of December 31, 2002. Portfolio holdings are subject to change.

[2]	Lipper Analytic Services Inc. is a leading resource for performance data on the mutual fund industry. As of 12/31/02, Lipper ranked the Fund 17 out of 73 U.S. Mortgage funds for total return for 1 year, 30 out of 57 for 5 years, and 13 out of 27 for 10 years.

The Atlas National Municipal Bond Fund seeks high current income exempt from federal income taxes by investing primarily in long-term investment-grade municipal bonds. The Fund had the highest positive total return within the Atlas family of funds for 2002. Additionally, the Fund outperformed the majority of its peers, producing a one-year total return of 8.81% as compared to the Lipper Municipal Bond Fund average total return of 8.36% over the same period. At year-end, the Fund’s 30-day current yield was 3.14% for an attractive taxable equivalent yield of 5.11%.3

The Atlas California Municipal Bond Fund seeks high current income exempt from both federal and California income tax by investing primarily in long- and intermediate-term, investment-grade California municipal bonds. Finishing the year with a one-year total return of 7.57%, the Fund posted solid gains, and the 30-day yield and attractive taxable equivalent yield as of December 31, 2002, were 3.35% and 6.02%, respectively.3

Going forward, our outlook is one of cautious optimism. The recent economic downturn has left many municipalities with some of the largest projected fiscal deficits in recent memory. The most notable is the state of California, which is facing a reported shortfall of nearly $35 billion. While many states and localities may suffer downgrades of their credit ratings, most observers do not anticipate increased default rates of municipal securities. Given the economic environment, however, Fund managers are focusing on conservative positioning and high credit quality.

Atlas Strategic Income Fund

The Atlas Strategic Income Fund seeks high current income for investors and diversifies its assets among U.S. Government securities, foreign debt instruments, and high-yield U.S. corporate bonds. In 2002, the Fund posted a positive total return of 6.31% compared with a 6.59% total return for the Lipper Multi-Sector Income Fund average.

Foreign bond markets were adversely affected by weak economies during 2002. In seeking to limit the Fund’s portfolio risk amid a turbulent market environment, the Fund manager continued to focus on maintaining higher credit quality throughout the year. This led to a reduction in the Fund’s exposure to high-yield bond and emerging market instruments and an increase in investment-grade corporate bonds. The strategy proved fruitful as these securities benefited from lower interest rates and the ongoing flight to quality witnessed throughout the year.

In the face of current market and economic uncertainty, Fund managers expect to maintain a relatively defensive position until there are sustained signs that the markets and U.S. economy are rebounding. Expecting corporate bonds to benefit most in an

[3]	Tax equivalent yields assume a 38.6% federal tax bracket for the Atlas National Municipal Fund and a combined tax bracket of 44.31% for the Atlas California Municipal Fund. For some individuals, alternative minimum tax may apply.

2002 Annual Review

improving economy, Fund managers trimmed the portfolio’s allocation to the government and mortgage sectors in favor of increased weightings in investment-grade corporate bonds.

Atlas Balanced Fund

The Atlas Balanced Fund seeks long-term growth, current income, and capital preservation. The Fund invests in a diversified stock portfolio and uses high-quality bonds as a cushion against stock market volatility. For 2002, the Fund returned -19.07% as compared to the Lipper Balanced Fund average, which returned -11.71%.

In an effort to improve overall Fund performance, shareholders approved a change in the Fund’s management effective September 1, 2002. Strategic shifts in the portfolio were made to reflect the new manager’s style and investment philosophy in seeking the Fund’s objectives.

Since taking over, the new Fund manager shifted the stock portion of the portfolio to focus on high-quality companies with a pattern of consistent, sustainable earnings growth. On the fixed-income side, bond holdings were reduced overall as the Fund manager reduced exposure to U.S Treasuries, agencies, and mortgage-backed securities, believing the long rally in the Treasury market may be near an end. At the same time, the manager increased the Fund’s exposure to corporate bonds, which may benefit more if the stock market and interest rates increase.

Looking forward, management expects that its current defensive posture will help steady performance near term, and that a commitment to high-quality stocks and corporate bonds may benefit the Fund in an improving economic environment.

Atlas Emerging Growth Fund

The Atlas Emerging Growth Fund’s objective is to provide long-term growth by investing primarily in the stocks of small, growth-oriented U.S. companies. However, the return potential of investing in small-company stocks comes with a higher degree of risk than investing in large, well-established companies. Small-company stocks suffered in 2002 as volatile markets eroded investors’ confidence in these growth stocks. In this environment, the Fund fell -36.55%9 for the year as compared to -29.72% for the Lipper Small Cap Growth Fund average.

In an effort to improve Fund performance, in December 2002, shareholders were asked to approve a change in Fund management, which is expected to be finalized in early 2003.

Atlas Fund of Funds

The Atlas Fund of Funds, introduced on May 1, 2002, provides one-step diversification by allocating assets among a variety of Atlas stock, bond, and money funds. The Fund seeks long-term growth with moderate current income. It targets a balanced growth allocation of approximately 60% stocks, 30% bonds, and 10% cash and money market securities. Allocation is adjusted based on the outlook for the economy, financial markets, and the market values of the underlying Atlas Funds. Since inception (May 1, 2002–December 31, 2002), the Fund’s aggregate total return was -12.27%9 as compared to a total return of -17.3% for the S&P 500 Index for the same period.

At the end of December 2002, the Fund was broadly diversified among eight Atlas Funds, with a portfolio consisting of 59% stocks, 35% bonds, and 6% cash. At the individual fund level, the portfolio’s largest positions were in the following: Atlas Strategic Income Fund (17%), Atlas Global Growth Fund (15%), Atlas Value Fund (15%), and Atlas U.S. Government and Mortgage Securities Fund (15%).

Atlas Global Growth Fund

The Atlas Global Growth Fund seeks long-term growth by investing in a diversified portfolio of both foreign and U.S. securities.4

Equity markets around the world suffered significant losses for the year, affecting most global funds’ performances. Speculation over a possible war in the Middle East continued to affect markets negatively worldwide.

The Atlas Global Growth Fund fell -22.82% for the one-year period ended December 31, 2002 as compared to -19.53% for the Lipper Global Fund average for the same period. On a longer-term basis, the Fund has an impressive track record relative to it’s Lipper peers, ranking among the top 7% of all global funds over the five-year period ended December 31, 2002.5

Moving ahead, the Fund remains committed to its long-term strategy, which is rooted in four global investment themes — mass affluence, new technologies, aging population, and restructuring. In the long run, managers believe these themes will prove resilient to short-term economic and market difficulties.

Atlas Growth and Income Fund

The Atlas Growth and Income Fund invests primarily in a combination of growth stocks and value stocks in pursuit of long-term growth with some current income and a measure of protection against stock market volatility.

[9]	Some of the Fund’s expenses currently are being absorbed by the adviser. Without expense waivers and reimbursements, the Fund’s total return would have been lower.

[4]	Foreign investing involves special risks, such as currency fluctuations and political uncertainty.

[5]	Lipper Analytic Services Inc. is a leading resource for performance data on the mutual fund industry. As of 12/31/02, Lipper ranked the Fund 222 out of 308 global funds for total return for 1 year and 10 out of 153 for 5 years.

2002 Annual Review

The Fund’s one-year total return in 2002 was -18.14%. However, its relative performance was competitive, beating the Lipper Large Cap Core Fund average total return of -23.49% and better than 90% of its peer group for the year.6 On December 31, 2002, the fund earned an overall 5-star rating by Morningstar, placing it in the top 10% of 802 Large Cap Growth Funds.7

While conditions during 2002 favored value investment styles, the Fund manager continued to equally emphasize both growth and value styles. The Fund’s approach centers on the belief that an investment strategy that diversifies across investment styles, market sectors, and industries will be well-suited for long-term performance in a wide range of market conditions regardless of whether value or growth stocks are in style.

Atlas S&P 500 Index Fund

The Atlas S&P 500 Index Fund attempts to mirror the risk and return of the Standard & Poor’s 500 Index (S&P 500) — before Fund fees and expenses — and enables investors to own part of a stock portfolio composed of the five hundred companies that make up the S&P 500.8 The Fund fell -22.37% for the year, in line with the -22.10% decline of the Standard & Poor’s 500 Index.9

Within the S&P 500 Index, no industry sector managed to escape the market declines of 2002. Information technology suffered the steepest declines, falling -37.31%. Consumer staples weathered the storm the best, returning -4.27%.

Atlas Strategic Growth Fund

The Atlas Strategic Growth Fund seeks long-term growth by investing in stocks of medium to large U.S. companies that the manager believes offer above-average revenue and earnings prospects. In 2002, the Fund returned -27.20% versus the Lipper Large Cap Growth Fund average, which returned -28.63%.

[6]	Lipper Analytic Services Inc. is a leading resource for performance data on the mutual fund industry. As of 12/31/02, Lipper ranked the Fund 89 out of 933 Large Cap funds for total return for 1 year and 35 out of 489 for 5 years.

[7]	For each fund with at least a 3-year history, Morningstar calculates a Morningstar rating based on a proprietary risk-adjusted return measure that accounts for variation in a fund’s monthly performance. The top 10% of funds in each category receive 5 stars. The overall Morningstar rating for a fund is derived from a weighted average of the performance figures for 3, 5, and 10 years (if applicable). As of 12/31/02, the Growth and Income Fund was rated against 802, 545, and 167 U.S.-domiciled Large Cap Growth funds for the last 3, 5, and 10 years, respectively, and it received a Morningstar Rating of 4 stars, 5 stars, and 4 stars. ©2003 Morningstar, Inc. All rights reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Morningstar is not responsible for any damages or losses arising from any use of this information and has not granted its consent to be considered or deemed an “expert” under the Securities Act of 1933.

[8]	The S&P 500 Index Fund invests all of its assets in a separate fund, the Master Portfolio, which has the same investment objective. “Standard & Poor’s®,” “S&P®,” and “500®” are trademarks of The McGraw Hill Companies, Inc. and have been licensed for use by Atlas Assets, Inc. The fund is not sponsored, endorsed, sold, or promoted by Standard & Poor’s, and Standard and Poor’s makes no representation regarding the advisability of investing in the fund.

[9]	Some of the Fund’s expenses currently are being absorbed by the adviser. Without expense waivers and reimbursements, the Fund's total return would have been lower.

In an effort to improve overall fund performance, shareholders approved a change in the Fund’s management effective September 1, 2002. Strategic shifts in the portfolio were made to reflect the new managers’ style and investment philosophy in seeking the Fund’s objective.

As part of the strategic shift, the Fund’s mid-cap stock holdings were increased to take advantage of what the manager believed were attractive individual stock opportunities in this category. At year-end, the Fund’s largest weightings were in the consumer discretionary and financial sectors, which the manager believed were likely to benefit in the event of market recovery.

Atlas Value Fund

The Atlas Value Fund was added to the Atlas family of funds on May 1, 2002. It seeks long-term growth by investing primarily in stocks considered to be undervalued by the market. Since inception (May 1, 2002–December 31, 2002), the Fund’s aggregate total return was -18.64%9 as compared to a total return of -17.30% for the S&P 500 Index during the same period.

Going forward, the Fund will continue to focus on stocks from companies that the Fund manager believes are undervalued relative to their potential. Of particular interest are companies that offer attractive dividend yields, solid underlying business fundamentals, and keen prospects for growth.

Atlas Money Market Funds

Atlas money market funds continued to provide investors with money market returns, after-tax advantages, and stability of principal.10

Atlas’ newest money market fund, the Atlas Money Market Fund, was launched on March 4, 2002. The Fund invests in high-quality money market securities, including commercial paper, certificates of deposit, and bankers’ acceptances. The Fund ended the year with a 7-day current yield of 1.39%.11

The Atlas U.S. Treasury Money Fund invests primarily in direct-obligation 90-day U.S. Treasury money market securities. It had a 7-day current yield of 0.58% on December 31, 2002.11

The California Municipal Money Fund invests in short-term California municipal securities with the two highest credit ratings of AAA and AA. The Fund realized a double tax-free 7-day current yield of 0.86% for 2002, with a taxable equivalent 7-day current yield of 1.56%.11

[9]	Some of the Fund’s expenses currently are being absorbed by the adviser. Without expense waivers and reimbursements, the Fund’s total return would have been lower.

[10]	Money market funds—although managed with the goal of maintaining a stable $1 share price — are not FDIC-insured or government-guaranteed and it is possible to lose money on your investment.

[11]	Without expense waivers, the yield for the Atlas Money Market, Atlas U.S. Treasury Money, and Atlas California Municipal Money Funds would have been 0.53%, 0.22%, and 0.28%, respectively.

2002 Annual Review

Atlas Stock and Bond Fund Total Returns	for periods ended December 31, 2002

	Class A Shares

	1 Year %	5 Years %	10 Years %	Since Inception %		Inception Date

Stock Funds

Balanced	(19.07)	(5.64)	—	2.99		9/30/93

Emerging Growth*	(36.55)	(6.41)	—	(1.21)		4/30/97

Fund of Funds*	—	—	—	(12.27	)**	5/1/02

Global Growth	(22.82)	4.98	—	8.83		4/30/96

Growth and Income	(18.14)	2.15	9.37	10.82		12/5/90

S&P 500 Index*	(22.37)	(1.05)	—	8.85		7/2/93

Strategic Growth	(27.20)	(6.04)	—	4.54		9/30/93

Value Fund*	—	—	—	(18.64	)**	5/1/02

Bond Funds

California Municipal Bond	7.57	4.90	5.74	6.72		1/24/90

National Municipal Bond	8.81	4.99	5.85	6.88		1/24/90

Strategic Income	6.31	3.74	—	5.59		5/20/96

U.S. Government and Mortgage Securities	8.69	6.49	6.40	7.53		1/19/90

Past performance is not guarantee of future results. The Emerging Growth Fund involves greater risks associated with investing in small and emerging growth companies. The Global Growth Fund involves special risks such as currency fluctuations and political uncertainty. The Strategic Income Fund involves the risks associated with high-yield and foreign bonds.

The S&P 500 Index Fund invests all of its assets in a separate mutual fund, the Master Portfolio, which has the same investment objective. Performance shown for the S&P 500 Index Fund for periods prior to August 16, 2000 (commencement of operations), reflects that of the Master Portfolio, adjusted for current fund net operating expense.

“Standard & Poor’s®,” “S&P®,” “S&P 500®,” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Atlas Assets, Inc. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the fund.

*   Some of the Fund’s expenses currently are being absorbed by the adviser. Without expense waivers and reimbursements, the Fund’s total return would have been lower.

** Total return is aggregate since inception.

Comparing Atlas Fund Performance to the Market

As always, past performance is no guarantee of future results. The following charts compare the growth of a hypothetical $10,000 investment in each of the Atlas stock and bond funds as compared to a representative total return index for the market(s) in which each fund invests. Index performance does not include management expenses, and the mix, quality and maturity of securities in an index may vary widely from those in our fund’s portfolios. All returns reflect the reinvestment of dividends and capital gains, if applicable.

*	The S&P 500 Index Fund invests all of its assets in a separate mutual fund, the Master Portfolio, which has the same investment objective. Performance shown for the S&P 500 Index Fund for periods prior to August 16, 2000 (commencement of operations), reflects that of the Master Portfolio, adjusted for current fund net operating expenses.

“Standard & Poor’s®,” “S&P®,” “S&P 500®,” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Atlas Assets, Inc. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the fund.

Statements of Investments in Securities and Net Assets	December 31, 2002

Atlas Balanced Fund

	shares or face amount	value (note 1)
Common Stocks - 58.16%
Apparel & Accessories - 1.82%
Liz Claiborne, Inc.	15,535	$460,613
Banks - 3.87%
U.S. Bancorp	19,695	417,928
Wells Fargo & Co.	11,935	559,393
Broadcasting & Cable TV - 4.44%
Comcast Corp., Cl. A Special (b)(o)	26,175	591,293
Liberty Media Corp., Cl. A (b)	59,166	528,944
Consumer Finance - 1.93%
MBNA Corp.	25,580	486,531
Data Processing Services - 2.04%
Automatic Data Processing, Inc.	13,140	515,745
Diversified Financial Services - 4.63%
Freddie Mac	11,125	656,931
Morgan Stanley	12,800	510,976
Environmental Services - 1.56%
Waste Management, Inc.	17,180	393,766
Food Retail - 1.42%
Safeway, Inc. (b)	15,340	358,342
General Merchandise Stores - 4.32%
Costco Wholesale Corp. (b)	21,925	615,216
Target Corp.	15,845	475,350
Home Furnishings - 2.40%
Mohawk Industries, Inc. (b)	10,650	606,518
Industrial Machinery - 2.18%
Dover Corp.	18,895	550,978
Internet Software & Services - 1.48%
Check Point Software Technologies Ltd. (b)	28,905	374,898
Movies & Entertainment - 2.03%
Viacom, Inc. - Cl. B (b)(o)	12,595	513,372
Multi-line Insurance - 1.83%
American International Group, Inc.	8,000	462,800
Packaged Foods - 1.70%
Kraft Foods, Inc., C1. A	11,030	429,398
Pharmaceuticals - 8.61%
Bristol-Myers Squibb Co.	22,000	509,300
Johnson & Johnson	8,900	478,019
Merck & Co., Inc.	10,800	611,388
Pfizer, Inc.	18,810	575,022
Property & Casualty Insurance - 5.53%
Markel Corp. (b)	2,630	540,465
Mercury General Corp. (o)	7,750	291,245
MGIC Investment Corp.	13,675	564,778
Publishing & Printing - 2.20%
Scripps Co. (E.W.) - Cl. A	7,235	556,733
Restaurants - 1.99%
McDonald’s Corp.	31,220	502,018
Systems Software - 2.18%
Microsoft Corp. (b)	10,660	551,122

Total Common Stocks (cost: $15,809,272)		14,689,082

Corporate Bonds and Notes - 19.39%
Automobile Manufacturers - 1.10%
DaimlerChrysler North American Holdings Corp., 7.20% Gtd. Nts., 9/01	$250,000	277,934

Atlas Balanced Fund	(continued)

	shares or face amount	value (note 1)
Consumer Finance - 3.75%
CIT Group, Inc. (The), 7.375% Unsec. Unsub. Nts., 3/15/03	$60,000	$60,586
Ford Motor Credit Co., 6.875% Nts., 2/01/06	$250,000	250,438
General Motors Acceptance Corp., 5.75% Nts., 11/10/03	$350,000	355,801
Household Finance Corp., 7.875% Nts., 3/01/07	$250,000	279,261
Diversified Financial Services - 2.89%
American Express Co., 6.875% Unsec. Nts., 11/01/05	$325,000	363,261
International Lease Finance Corp., 5.75% Nts., 10/15/06	$350,000	366,956
Electronic Equipment & Instruments - 1.34%
Emerson Electric Co., 7.875% Nts., 6/01/05	$300,000	337,139
Food Retail - 1.23%
Safeway, Inc., 4.80% Unsec. Sr. Nts., 7/16/07	$300,000	309,518
Integrated Oil & Gas - 1.04%
Marathon Oil Corp., 5.375% Unsec. Nts., 6/01/07	$250,000	263,638
Integrated Telecommunication Services - 1.50%
SBC Communications, Inc., 5.75% Unsec. Sr. Nts., 5/02/06	$350,000	379,579
Multimedia - 1.26%
Gannett Co., Inc., 4.95% Nts., 4/01/05	$300,000	317,489
Property & Casualty Insurance - 1.38%
MGIC Investment Corp., 6% Unsec. Sr. Nts., 3/15/07	$325,000	348,796
Railroads -.26%
Union Pacific Corp., 6.39% Medium-Term Nts., Series E, 11/01/04	$60,000	64,360
Retail-Building Products - 1.35%
Lowe’s Companies, Inc., 7.50% Nts., 12/15/05	$300,000	342,103
Semiconductors - 1.48%
Texas Instruments, Inc., 6.125% Unsec. Nts., 2/01/06	$350,000	374,940
Wireless Telecommunication Services - .81%
AT&T Corp., 5.625% Nts., 3/15/04	$200,000	205,249

Total Corporate Bonds and Notes (cost: $4,821,427)		4,897,048

Mortgage-Backed Obligations - 10.99%
Federal Home Loan Mortgage Corp., 4.25% due 6/15/05	$700,000	736,968
Federal Home Loan Mortgage Corp., 5.25% due 1/15/06	$600,000	651,812
Federal National Mortgage Assn., 5.125% due 2/13/04	$470,000	489,683
Federal National Mortgage Assn., 6% due 5/1/32	$473,974	490,639
Federal National Mortgage Assn., 6.50% due 4/1/32	$390,181	406,443

Total Mortgage-Backed Obligations (cost: $2,671,009)		2,775,545

The accompanying notes are an integral part of these financial statements.

Atlas Balanced Fund	(continued)

	shares or face amount	value (note 1)
United States Treasury Notes - 4.92%
3.625% due 3/31/04	$500,000	$514,375
5.75% due 11/15/05 (o)	$660,000	729,584

Total U.S. Treasury Notes (cost: $1,179,357)		1,243,959

Short-Term Securities - 11.71%
Dreyfus Cash Management Plus Fund (p)	$683,101	683,101
Goldman Sachs Financial Square Prime Obligations Fund (p)	$713,443	713,443
Triparty Repurchase Agreement dated December 31, 2002 with Salomon Smith Barney, Inc., effective yield of ..75%, due January 2, 2003, collateralized by U.S. Treasury Bonds, 12.75%, November 15, 2010 with a value of $1,599,905	$1,560,201	1,560,201

Total Short-Term Securities (cost: $2,956,745)		2,956,745

Total Securities (cost: $27,437,810) - 105.17%		26,562,379
Other Assets and Liabilities, Net - (5.17)%		(1,304,837)

Net Assets - 100.00%		$25,257,542

Atlas Emerging Growth Fund

	shares or face amount	value (note 1)
Common Stocks - 87.89%
Aerospace & Defense - .88%
Aeroflex, Inc. (b)	18,600	$128,340
Application Software - 4.14%
Autodesk, Inc.	7,200	102,960
Business Objects SA, Sponsored ADR (b)	10,800	162,000
Group 1 Software, Inc. (b)	7,200	86,040
Macromedia, Inc. (b)	8,000	85,200
NetIQ Corp. (b)	13,500	166,725
Banks - 1.91%
R&G Financial Corp., Cl. B	6,300	146,475
W Holding Co., Inc.	8,000	131,280
Biotechnology - 5.08%
Cepheid, Inc. (b)	20,000	101,960
Corixa Corp. (b)	10,000	63,900
Medicines Co. (The) (b)	9,400	150,588
Myriad Genetics, Inc. (b)	7,500	109,500
Nuerocrine Biosciences, Inc. (b)	6,900	315,054
Broadcasting & Cable TV - 2.05%
Lin TV Corp. (b)	3,000	73,050
Radio One, Inc., Cl. D (b)	15,600	225,108
Casinos & Gaming - 2.19%
Alliance Gaming Corp. (b)	15,000	255,450
Penn National Gaming, Inc. (b)	4,000	63,440
Computer Storage & Peripherals - 4.97%
ATI Technologies, Inc. (b)	27,000	125,577
Imation Corp. (b)	6,000	210,480
Lexar Media, Inc. (b)	37,400	234,498
SanDisk Corp. (b)	7,600	154,280
Consulting & Services - 2.18%
Cognizant Technology Solutions Corp. (b)	1,500	108,345
Syntel, Inc. (b)	10,000	210,100

Atlas Emerging Growth Fund	(continued)

	shares or face amount	value (note 1)
Consumer Finance - 1.24%
iDine Rewards Network, Inc. (b)	17,000	$180,540
Diversified Commercial Services - 4.49%
Coinstar, Inc. (b)	6,300	143,703
FTI Consulting, Inc. (b)	5,000	200,750
Portfolio Recovery Associates, Inc. (b)	7,200	131,407
University of Phoenix Online (b)	5,000	179,200
Diversified Financial Services - 1.41%
American Capital Strategies Ltd.	9,500	205,105
Electronic Equipment & Instruments - 4.57%
Kopin Corp. (b)	33,000	129,360
OmniVision Technologies, Inc. (b)	5,100	69,207
OSI Systems, Inc. (b)	9,300	157,914
Planar Systems, Inc. (b)	5,000	103,150
Virage Logic Corp. (b)	20,600	206,618
Environmental Services - 1.33%
Stericycle, Inc. (b)	6,000	194,274
General Merchandise Stores - 1.59%
Fred’s, Inc.	9,000	231,300
Health Care Distributors & Services - 8.66%
Accredo Health, Inc. (b)	9,750	343,688
CTI Molecular Imaging, Inc. (b)	6,700	165,222
First Horizon Pharmaceutical Corp. (b)	48,350	361,561
IMPAC Medical Systems, Inc. (b)	11,600	214,832
LabOne, Inc. (b)	10,000	177,200
Health Care Equipment - 5.89%
Advanced Neuromodulation Systems, Inc (b)	6,000	210,180
Biosite, Inc. (b)	7,000	238,140
LifePoint Hospitals, Inc. (b)	4,600	137,683
SurModics, Inc. (b)	9,500	272,460
Homebuilding - .63%
Beazer Homes USA, Inc. (b)	1,500	90,900
Internet Software & Services - .61%
SupportSoft, Inc. (b)	22,600	89,044
Leisure Products - 1.30%
Action Performance Cos., Inc.	10,000	190,000
Meat, Poultry & Fish - .78%
Horizon Organic Holding Corp. (b)	7,000	113,330
Networking Equipment - 1.59%
Emulex Corp. (b)	5,200	96,460
Finisar Corp. (b)	43,000	40,850
Ixia (b)	26,000	94,900
Office Services & Supplies - .73%
Danka Business Systems plc, Sponsored ADR (b)	25,000	106,250
Oil & Gas Drilling - 2.99%
Patterson-UTI Energy, Inc. (b)	5,500	165,935
Pride International, Inc. (b)	9,000	134,100
Rowan Cos., Inc.	6,000	136,200
Oil & Gas Exploration & Production - .91%
Spinnaker Exploration Co. (b)	6,000	132,300
Pharmaceuticals - 8.01%
Eon Labs, Inc. (b)	10,000	189,100
NPS Pharmaceuticals, Inc. (b)	9,300	234,081
Pharmaceutical Resources, Inc. (b)	8,300	247,340
Scios-Nova, Inc. (b)	6,000	195,480
Taro Pharmaceutical Industries Ltd. (b)	8,000	300,800

Statements of Investments in Securities and Net Assets	December 31, 2002

Atlas Emerging Growth Fund	(continued)

	shares or face amount	value (note 1)
Restaurants - 1.19%
Panera Bread Co., Cl. A (b)	5,000	$174,050
Semiconductor Equipment - 1.91%
ChipPAC, Inc. (b)	78,600	279,030
Semiconductors - 8.61%
Chartered Semiconductor Manufacturing Ltd., Sponsored ADR (b)	12,200	48,068
Cree, Inc. (b)	5,500	89,925
Integrated Circuit Systems, Inc. (b)	9,700	177,025
QLogic Corp. (b)	6,000	207,060
Silicon Image, Inc. (b)	25,100	150,600
Skyworks Solutions, Inc. (b)	41,200	355,144
Zoran Corp. (b)	16,200	227,934
Specialty Stores - 3.99%
Aaron Rents, Inc.	7,500	164,100
Hollywood Entertainment Corp. (b)	17,600	265,760
Sharper Image Corp. (b)	8,700	151,641
Telecommunications Equipment - 2.06%
ECtel Ltd. (b)	17,000	136,000
UTStarcom, Inc. (b)	8,300	164,589

Total Common Stocks (cost: $13,305,346)		12,811,840

Short-Term Securities - 11.94%
Triparty Repurchase Agreement dated December 31, 2002 with Salomon Smith Barney, Inc., effective yield of ..75%, due January 2, 2003, collateralized by U.S. Treasury Notes, 5.50%, January 31, 2003 with a value of $1,776,092	$1,741,057	1,741,057

Total Short-Term Securities (cost: $1,741,057)		1,741,057

Total Securities (cost: $15,046,403) - 99.83%		14,552,897
Other Assets and Liabilities, Net - .17%		24,994

Net Assets - 100.00%		$14,577,891

Atlas Fund of Funds

	shares or face amount	value (note 1)
Fund Holdings - 99.71%
Atlas Emerging Growth Fund	23,400	$209,197
Atlas Global Growth Fund	23,605	300,968
Atlas Growth and Income Fund	16,952	279,705
Atlas Strategic Growth Fund	21,863	208,354
Atlas Value Fund	37,922	306,032
Atlas Strategic Income Fund	86,118	356,530
Atlas U.S. Government and Mortgage Securities Fund	29,728	310,661
Atlas Money Market Fund	93,136	93,135

Total Fund Holdings (cost: $2,211,439) - 99.71%		2,064,582
Other Assets and Liabilities, Net - 0.29%		6,086

Net Assets - 100.00%		$2,070,668

Atlas Global Growth Fund

	shares or face amount	value (r) (note 1)
Common Stocks - 99.02%
Advertising - .39%
JC Decaux SA (b)	28,470	$343,579
Aerospace & Defense - 3.79%
Bombardier, Inc., Cl. B (o)	88,300	297,352
Empresa Brasileira de Aeronautica SA (Embraer), ADR	55,353	880,113
Lockheed Martin Corp.	8,900	513,975
Northrop Grumman Corp.	7,100	688,700
Raytheon Co.	32,200	990,150
Apparel Retail - .70%
Gap, Inc. (The)	39,900	619,248
Application Software - 7.63%
Cadence Design Systems, Inc. (b)(o)	255,841	3,016,365
Cap Gemini SA	7,640	174,619
Electronic Arts, Inc. (b)	13,963	694,939
Microsoft Corp. (b)	33,200	1,716,440
Synopsys, Inc. (b)(o)	22,198	1,024,438
Trend Micro, Inc. (b)	9,000	153,904
Auto Parts & Equipment - .24%
Valeo SA	6,883	215,968
Automobile Manufacturers - 2.71%
Porsche AG, Preferred	3,876	1,610,720
Volkswagen AG (o)	21,840	796,202
Banks - 9.50%
ABN AMRO Holding NV	54,700	894,326
Australia & New Zealand Banking Group Ltd.	117,877	1,149,179
Bank One Corp.	55,636	2,033,496
ICICI Bank Ltd., Sponsored ADR	94,425	613,763
Royal Bank of Scotland Group plc (The)	55,387	1,326,071
Societe Generale, Cl. A	18,920	1,101,933
Wachovia Corp.	36,180	1,318,399
Biotechnology - 2.92%
Affymetrix, Inc. (b)(o)	14,700	336,483
Amgen, Inc. (b)	20,560	993,870
Gilead Sciences, Inc. (b)	24,900	846,600
Human Genome Sciences, Inc. (b)	13,300	117,173
Oxford GlycoSciences plc (b)	25,019	53,943
Qiagen NV (b)(o)	47,000	246,609
Brewers - 1.22%
Companhia de Bebidas das Americas, ADR (o)	34,053	529,865
Grupo Modelo SA de CV, Series C	225,800	550,049
Broadcasting & Cable TV - 1.76%
Grupo Televisa SA, Sponsored GDR (b)	24,032	671,214
Sirius Satellite Radio, Inc. (b)(o)	55,100	35,264
Television Broadcasts Ltd.	272,022	858,047
Casinos & Gaming - .81%
International Game Technology (b)	9,500	721,240
Computer & Electronics Retail - 1.95%
Best Buy Co., Inc. (b)	13,105	316,486
Circuit City Stores, Inc./Circuit City Group	87,543	649,569
New Dixons Group plc	179,860	419,622
RadioShack Corp. (o)	18,700	350,438
Computer Hardware - .69%
International Business Machines Corp.	3,826	296,515
Toshiba Corp. (b)	100,000	313,369

The accompanying notes are an integral part of these financial statements.

Atlas Global Growth Fund	(continued)

	shares or face amount	value (r) (note 1)
Consumer Electronics - 3.73%
Broadcom Corp., Cl. A (b)	26,100	$393,066
JDS Uniphase Corp. (b)	194,700	477,015
Koninklijke (Royal) Philips Electronics NV	18,700	327,717
Nintendo Co. Ltd.	4,803	448,701
Sharp Corp.	98,000	930,385
Sony Corp.	17,700	739,550
Consumer Finance - 1.03%
Credit Saison Co. Ltd.	39,700	677,218
MBNA Corp.	12,300	233,946
Data Processing - .22%
Amadeus Global Travel Distribution SA (b)	48,452	199,823
Distillers & Vintners - 1.02%
Diageo plc	83,520	907,090
Diversified Commercial Services - 1.58%
Amdocs Ltd. (b)	35,400	347,628
Rentokil Initial plc	297,581	1,053,377
Diversified Financial Services - 2.69%
American Express Co.	31,000	1,095,850
Citigroup, Inc.	11,866	417,565
Fannie Mae	13,610	875,531
Drug Retail - .62%
Boots Co. plc	58,675	553,231
Electronic Equipment & Instruments - .90%
Keyence Corp.	2,100	365,302
Kyocera Corp.	7,400	430,747
Food Retail - .41%
Delhaize Group (o)	8,100	150,622
Seven - Eleven Japan	7,000	213,461
Gas Utilities - .67%
Hong Kong & China Gas Co. Ltd.	459,000	594,438
Health Care Distributors & Services - 2.21%
Fresenius AG, Preferred (o)	24,416	914,711
Quest Diagnostics, Inc. (b)(o)	16,600	944,540
Quintiles Transnational Corp. (b)	8,371	101,289
Health Care Equipment - 1.08%
Amersham plc	50,810	454,548
Applera Corp./Applied Biosystems Group	28,700	503,398
Health Care Supplies - 1.03%
Essilor International SA	11,000	453,078
Smith & Nephew plc	75,620	462,964
Household Products - 2.70%
Reckitt Benckiser plc	123,824	2,400,756
Integrated Oil & Gas - 4.72%
BP plc, ADR	28,460	1,156,899
ChevronTexaco Corp.	13,858	921,280
Husky Energy, Inc.	105,390	1,098,730
Royal Dutch Petroleum Co., NY Shares	23,039	1,014,177
Integrated Telecommunication Services - 1.77%
BT Group plc (b)	226,860	711,785
Comcast Corp., Cl. A (b)	10,999	259,246
Tele Norte Leste Participacoes SA (Telemar), Preferred	78,468,551	604,286
Life & Health Insurance - .55%
Manulife Financial Corp. (o)	22,472	489,184
Managed Health Care - .45%
Oxford Health Plans, Inc. (b)	10,900	397,305

Atlas Global Growth Fund	(continued)

	shares or face amount	value (r) (note 1)
Multi-Utilities - .39%
Suez SA	19,960	$346,447
Office Services & Supplies - .89%
Societe BIC SA	22,991	792,564
Oil & Gas Exploration & Production - .77%
Encana Corp.	22,296	688,441
Packaged Foods - 1.00%
Cadbury Schweppes plc	142,258	885,816
Personal Products - 1.97%
Shiseido Co. Ltd.	43,000	558,917
Wella AG, Preferred, Non-Vtg.	20,166	1,196,086
Pharmaceuticals - 9.01%
AstraZeneca plc	13,166	470,287
Aventis SA	15,370	835,497
Eisai Co. Ltd.	27,000	606,141
Idec Pharmaceuticals Corp. (b)(o)	10,600	351,602
Johnson & Johnson	20,137	1,081,558
Novartis AG	28,188	1,028,484
Pfizer, Inc.	30,322	926,944
Sanofi-Synthelabo SA	35,559	2,115,795
Takeda Chemical Industries	14,000	584,955
Property & Casualty Insurance - 2.07%
ACE Ltd.	28,912	848,278
Berkshire Hathaway, Inc., Cl. B (b)	410	993,430
Publishing & Printing - 4.58%
Pearson plc	91,500	845,799
Reed Elsevier plc	142,917	1,223,352
Singapore Press Holdings Ltd.	107,278	1,125,272
Wolters Kluwer NV	50,468	879,155
Semiconductor Equipment - .72%
Applied Materials, Inc. (b)	25,900	337,477
Novellus Systems, Inc. (b)	10,900	306,072
Semiconductors - 1.09%
National Semiconductor Corp. (b)	64,400	966,644
Soft Drinks - .69%
Fomento Economico Mexicano SA de CV, UBD	167,900	611,175
Specialty Chemicals -1.20%
International Flavors & Fragrances, Inc.	30,378	1,066,268
Systems Software - 1.69%
Sybase, Inc. (b)	69,336	929,102
Symantec Corp. (b)	14,100	570,768
Telecommunication Equipment - 5.93%
Ericsson LM - B Shares	2,019,200	1,416,868
QUALCOMM, Inc. (b)	70,420	2,562,584
Scientific-Atlanta, Inc. (o)	54,760	649,454
Tandberg ASA (o)	110,300	636,303
Telecommunication Services - .20%
AT&T Corp.	6,800	177,548
Wireless Telecommunication Services - 5.13%
KDDI Corp.	670	2,172,942
SK Telecom Co. Ltd.	2,560	494,175
SK Telecom Co. Ltd., ADR (o)	20,800	444,080
Vodafone Group plc	793,170	1,445,308

Total Common Stocks (cost: $97,742,329)		87,972,262

Statements of Investments in Securities and Net Assets	December 31, 2002

Atlas Global Growth Fund	(continued)

	shares or face amount	value (r) (note 1)
Convertible Bonds and Notes - .03%
Broadcasting & Cable TV - .03%
Telewest Communications plc, 11.00% Sr. Disc. Debs., 10/1/07 (b)	$130,000	$23,400

Total Convertible Bonds and Notes (cost: $105,084)		23,400

Short-Term Securities - 7.97%
Dreyfus Cash Management Plus Fund (p)	$2,869,253	2,869,253
Goldman Sachs Financial Square Prime Obligations Fund (p)	$2,996,699	2,996,699
Triparty Repurchase Agreement dated December 31, 2002 with Salomon Smith Barney, Inc., effective yield of ..75%, due January 2, 2003, collateralized by U.S. Treasury Bonds, 12.75%, November 15, 2010 with a value of $1,245,828	$1,217,212	1,217,212

Total Short-Term Securities (cost: $7,083,164)		7,083,164

Total Securities (cost: $104,930,577) - 107.02%		95,078,826
Other Assets and Liabilities, Net - (7.02)%		(6,237,043)

Net Assets - 100.00%		$88,841,783

Atlas Growth and Income Fund

	shares or face amount	value (note 1)
Common Stocks - 88.65%
Aerospace & Defense - 4.57%
Boeing Co.	202,500	$6,680,475
Lockheed Martin Corp.	92,900	5,364,975
Aluminum - .37%
Alcoa, Inc.	42,500	968,150
Auto Parts & Equipment - .37%
Delphi Corp.	120,200	967,610
Banks - 3.05%
Bank of America Corp.	16,500	1,147,905
Bank of New York Co., Inc. (The)	166,800	3,996,528
Wachovia Corp.	79,500	2,896,980
Biotechnology - 1.44%
Gilead Sciences, Inc. (b)	111,600	3,794,400
Broadcasting & Cable TV - 1.61%
Comcast Corp., Cl. A (b)(o)	127,508	3,005,364
Liberty Media Corp., Cl. A	140,000	1,251,600
Computer Hardware - 3.94%
Dell Computer Corp. (b)	169,000	4,519,060
Hewlett-Packard Co.	257,600	4,471,936
International Business Machines Corp. (o)	18,100	1,402,750
Computer Storage & Peripherals - .31%
Lexmark International, Inc., Cl. A (b)	13,500	816,750
Consumer Finance - .38%
Capital One Financial Corp. (o)	33,600	998,592
Data Processing Services - 1.01%
Concord EFS, Inc. (b)	170,000	2,675,800
Department Stores - 3.73%
Kohl’s Corp. (b)	176,000	9,847,200
Diversified Chemicals - .61%
FMC Corp. (b)	58,500	1,598,220

Atlas Growth and Income Fund	(continued)

	shares or face amount	value (note 1)
Diversified Financial Services - 11.53%
Citigroup, Inc.	79,500	$2,797,605
Franklin Resources, Inc.	132,000	4,498,560
Freddie Mac	96,800	5,716,040
Merrill Lynch & Co., Inc.	36,800	1,396,560
Moody’s Corp.	6,000	247,740
SLM Corp.	151,500	15,734,790
Drug Retail - 1.75%
Walgreen Co.	158,000	4,612,020
Electric Utilities - 2.30%
Dominion Resources, Inc.	82,200	4,512,780
Exelon Corp.	29,200	1,540,884
Electronic Equipment & Instruments - 1.71%
Thermo Electron Corp.	224,000	4,506,880
Environmental Services - 1.50%
Republic Services, Inc. (b)	118,000	2,475,640
Waste Management, Inc.	65,000	1,489,800
Fertilizers & Agricultural Chemicals - .07%
Monsanto Co.	9,809	188,823
Footwear - 2.17%
Nike, Inc., Cl. B	128,500	5,714,395
General Merchandise Stores - 1.46%
Costco Wholesale Corp. (b)(o)	137,500	3,858,250
Health Care Distributors & Services - 3.63%
AmerisourceBergen Corp.	40,500	2,199,555
Cardinal Health, Inc.	54,800	3,243,612
Lincare Holdings, Inc. (b)	130,500	4,126,410
Health Care Equipment - 4.85%
Biomet, Inc.	58,000	1,662,280
Medtronic, Inc.	63,500	2,895,600
Stryker Corp.	91,500	6,141,480
Varian Medical Systems, Inc. (b)	42,200	2,093,120
Health Care Facilities - .19%
Service Corp. International (b)	150,000	498,000
Industrial Conglomerates - .99%
Tyco International Ltd.	152,200	2,599,576
Integrated Oil & Gas - 2.21%
BP plc, ADR	143,400	5,829,210
Leisure Products - .51%
Mattel, Inc.	70,000	1,340,500
Life & Health Insurance - 1.49%
Prudential Financial, Inc.	124,000	3,935,760
Managed Health Care - 1.78%
Aetna, Inc.	114,000	4,687,680
Motorcycle Manufacturers - 2.41%
Harley-Davidson, Inc.	137,500	6,352,500
Movies & Entertainment - 2.95%
Fox Entertainment Group, Inc., A Shares (b)	192,000	4,978,560
News Corp. Ltd. (The), Sponsored ADR, Preference	124,000	2,808,600
Multi-line Insurance - 2.39%
American International Group, Inc.	109,100	6,311,435
Oil & Gas Drilling - .43%
Noble Corp. (b)	32,000	1,124,800
Oil & Gas Refining & Marketing - .33%
Ashland, Inc.	30,200	861,606
Paper Products - 2.37%
Sappi Ltd., Sponsored ADR	471,800	6,237,196

The accompanying notes are an integral part of these financial statements.

Atlas Growth and Income Fund	(continued)

	shares or face amount	value (note 1)
Pharmaceuticals - 5.07%
Forest Laboratories, Inc. (b)	39,100	$3,840,402
Johnson & Johnson	141,000	7,573,110
Pharmacia Corp.	47,000	1,964,600
Property & Casualty Insurance - 3.81%
Allstate Corp.	50,500	1,867,995
AMBAC Financial Group, Inc.	62,300	3,503,752
MBIA, Inc.	92,200	4,043,892
Travelers Property Casualty Corp., Cl. A (b)	4,873	71,389
Travelers Property Casualty Corp., Cl. B (b)	10,012	146,676
XL Capital Ltd., Cl. A	5,500	424,874
Specialty Stores - 2.68%
Bed Bath & Beyond, Inc. (b)	205,000	7,078,650
Systems Software - 2.57%
Microsoft Corp. (b)	131,000	6,772,700
Telecommunications Equipment - 1.50%
JDS Uniphase Corp. (b)	599,500	1,468,775
QUALCOMM, Inc. (b)	68,600	2,496,354
Trucking - 1.20%
CNF Transportation, Inc.	95,400	3,171,096
Wireless Telecommunication Services - 1.41%
AT&T Corp. (b)	142,200	3,712,842

Total Common Stocks (cost: $228,779,844)		233,759,649

Other Securities - 1.58%
Nasdaq-100 Unit Investment Trust (b) (o)	171,100	4,169,707

Total Other Securities (cost: $4,193,526)		4,169,707

United States Treasury Notes & Bonds - 6.75%
3.50% due 11/15/06 (o)	$10,100,000	10,510,313
4.625% due 5/15/06 (o)	$2,000,000	2,157,032
5.875% due 11/15/05	$2,000,000	2,217,812
6.125% due 8/15/07	$1,000,000	1,149,922
6.375% due 8/15/27	$1,000,000	1,201,953
6.50% due 5/15/05 (o)	$500,000	555,020

Total U.S. Treasury Notes & Bonds (cost: $16,238,713)		17,792,052

Rights, Warrants and Certificates - .0%
Per-Se Technologies, Inc. Wts., Exp. 2/23/10	99	2

Total Rights, Warrants and Certificates (cost: $0)		2

Short-Term Securities - 8.06%
Dreyfus Cash Management Plus Fund (p)	$6,101,187	6,101,187
Goldman Sachs Financial Square Prime Obligations Fund (p)	$6,372,188	6,372,188
Triparty Repurchase Agreement dated December 31, 2002 with Salomon Smith Barney, Inc., effective yield of ..75%, due January 2, 2003, collateralized by U.S. Treasury Notes, 5.50%, January 31, 2003 with a value of $8,952,327	$8,768,666	8,768,666

Total Short-Term Securities (cost: $21,242,041)		21,242,041

Total Securities (cost: $270,454,124) - 105.04%		276,963,451
Other Assets and Liabilities, Net - (5.04)%		(13,288,350)

Net Assets - 100.00%		$263,675,101

Atlas Strategic Growth Fund

	shares or face amount	value (note 1)
Common Stocks - 93.41%
Airfreight & Logistics - 3.25%
Expeditors International of Washington, Inc.	62,335	$2,035,238
Apparel & Accessories - 3.33%
Liz Claiborne, Inc.	70,365	2,086,322
Banks - 5.50%
Charter One Financial, Inc.	56,440	1,621,521
Wells Fargo & Co.	38,700	1,813,869
Broadcasting & Cable TV - 5.89%
Comcast Corp. - Special Cl. A (b)	82,545	1,864,692
Liberty Media Corp., Cl. A (b)	203,031	1,815,097
Building Products - 2.43%
Martin Marietta Materials, Inc.	49,555	1,519,356
Consumer Finance - 2.95%
MBNA Corp.	96,950	1,843,989
Distribution/Wholesale - 1.49%
Fastenal Co. (b)(o)	24,835	928,581
Diversified Financial Services - 6.29%
Freddie Mac	39,380	2,325,389
Morgan Stanley	40,260	1,607,179
Environmental Services - 2.54%
Waste Management, Inc.	69,200	1,586,064
Food Retail - 2.02%
Safeway, Inc. (b)	54,090	1,263,542
General Merchandise Stores - 5.50%
Costco Wholesale Corp. (b)	67,395	1,891,104
Target Corp.	51,640	1,549,200
Health Care Equipment - 2.69%
Apogent Technologies, Inc. (b)(o)	80,795	1,680,536
Home Furnishings - 5.88%
Ethan Allen Interiors, Inc.	40,390	1,388,204
Mohawk Industries, Inc.	40,160	2,287,112
Industrial Machinery - 3.33%
Dover Corp.	71,315	2,079,545
Movies & Entertainment - 2.70%
Viacom Inc., Cl. B (b)(o)	41,400	1,687,464
Multi-line Insurance - 2.43%
American International Group, Inc.	26,300	1,521,455
Packaged Foods - 2.16%
Kraft Foods, Inc., Cl. A	34,690	1,350,482
Pharmaceuticals - 9.75%
Johnson & Johnson	36,270	1,948,062
Merck & Co., Inc.	34,785	1,969,179
Pfizer, Inc.	71,170	2,175,667
Property & Casualty Insurance - 8.26%
Markel Corp. (b)	11,025	2,265,637
MGIC Investment Corp.	28,270	1,167,551
White Mountains Insurance Group (b)(o)	5,350	1,728,050
Publishing & Printing - 2.80%
Scripps Co. (E.W.), Cl. A	22,760	1,751,382
Reinsurance - 2.72%
Odyssey Re Holdings Corp.	96,275	1,704,068
Restaurants - 2.42%
McDonald’s Corp.	94,065	1,512,565
Specialty Stores - 4.30%
Office Depot, Inc. (b)	77,630	1,145,819
Tiffany & Co.	64,440	1,540,760

Statements of Investments in Securities and Net Assets	December 31, 2002

Atlas Strategic Growth Fund	(continued)

	shares or face amount	value (note 1)
Systems Software - 2.78%
Microsoft Corp. (b)	33,590	$1,736,603

Total Common Stocks (cost: $63,236,847)		58,391,284

Short-Term Securities - 12.63%
Dreyfus Cash Management Plus Fund (p)	$1,836,114	1,836,114
Goldman Sachs Financial Square Prime Obligation Fund (p)	$1,917,670	1,917,670
Triparty Repurchase Agreement dated December 31, 2002 with Salomon Smith Barney, Inc., effective yield of ..75%, due January 2, 2003, collateralized by U.S. Treasury Notes, 5.50%, January 31, 2003 with a value of $4,229,769	$4,138,578	4,138,578

Total Short-Term Securities (cost: $7,892,362)		7,892,362

Total Securities (cost: $71,129,209) - 106.04%		66,283,646
Other Assets and Liabilities, Net - (6.04)%		(3,776,533)

Net Assets - 100.00%		$62,507,113

Atlas Value Fund

	shares or face amount	value (note 1)
Common Stocks - 96.58%
Advertising - 2.58%
Interpublic Group of Companies, Inc.	12,600	$177,408
Aerospace & Defense - 3.08%
Raytheon Co.	6,900	212,175
Banks - 1.97%
Key Corp.	2,700	67,878
U.S. Bancorp	3,200	67,904
Building Products - 1.74%
Home Depot, Inc.	5,000	119,800
Computer Hardware - 1.84%
Hewlett-Packard Co.	7,300	126,728
Consumer Finance - 1.94%
Capital One Financial Corp.	4,500	133,740
Diversified Financial Services - 7.14%
Citigroup, Inc.	4,500	158,355
Fannie Mae	1,500	96,495
Freddie Mac	1,600	94,480
PNC Financial Services Group, Inc.	3,400	142,460
Diversified Manufacturing Operations - 4.81%
General Electric Co.	8,000	194,800
Honeywell International, Inc.	5,700	136,800
Electric Utilities - 6.82%
Consolidated Edison, Inc.	2,300	98,486
Duke Energy Corp.	10,700	209,078
FPL Group, Inc.	2,700	162,351
Electronic Equipment & Instruments - 2.65%
Pitney Bowes, Inc.	5,600	182,896
Food Distributors - 2.39%
Sara Lee Corp.	7,300	164,323
Gas Utilities - 2.88%
El Paso Corp.	28,500	198,360
Health Care Facilities - 1.59%
Tenet Healthcare Corp.	6,700	109,880

Atlas Value Fund	(continued)

	shares or face amount	value (note 1)
Integrated Oil & Gas - 8.43%
ChevronTexaco Corp.	2,500	$166,200
ConocoPhillips	4,300	208,077
Exxon Mobil Corp.	5,900	206,146
Integrated Telecommunication Services - 6.57%
BellSouth Corp.	4,300	111,241
Qwest Communications International, Inc. (b)	40,000	200,000
SBC Communications, Inc.	5,200	140,972
Life & Health Insurance - 2.63%
Prudential Financial, Inc.	5,700	180,918
Managed Health Care - 5.31%
Aetna, Inc.	8,900	365,968
Movies & Entertainment - 3.04%
AOL Time Warner (b)	16,000	209,600
Multi-line Insurance - 1.85%
American International Group, Inc.	2,200	127,270
Oil & Gas Drilling - .98%
Transocean, Inc.	2,900	67,280
Packaged Foods - 5.54%
ConAgra Foods, Inc.	7,100	177,571
H.J. Heinz Co.	6,200	203,794
Personal Products - 2.48%
Kimberly-Clark Corp.	3,600	170,892
Pharmaceuticals - 9.84%
Merck & Co., Inc.	3,500	198,135
Pfizer, Inc.	8,100	247,617
Wyeth	6,200	231,880
Restaurants - 3.27%
McDonald’s Corp.	14,000	225,120
Systems Software - 3.30%
Microsoft Corp. (b)	4,400	227,480
Wireless Telecommunication Services - 1.91%
Verizon Communications, Inc.	3,400	131,750

Total Common Stocks (cost: $6,639,990)		6,652,308

Short-Term Securities - 2.08%
Triparty Repurchase Agreement dated December 31, 2002 with Salomon Smith Barney, Inc., effective yield of .75%, due January 2, 2003, collateralized by U.S. Treasury Bonds, 12.75%, November 15, 2010 with a value of $157,368	$143,558	143,558

Total Short-Term Securities (cost: $143,558)		143,558

Total Securities (cost: $6,783,548) - 98.66%		6,795,866
Other Assets and Liabilities, Net - 1.34%		92,317

Net Assets - 100.00%		$6,888,183

The accompanying notes are an integral part of these financial statements.

Atlas California Municipal Bond Fund

	face amount	value (note 1)
Bonds - 92.70%
A B C Unified School District, Capital Appropriation, FGIC Insured, Series B, 0% due 08/01/23	$2,000,000	$686,920
Abag Financing Authority For Nonprofit Corps., Schools of Sacred Heart, Series A,
6.15% due 06/01/15	1,000,000	1,093,800
6.45% due 06/01/30	2,600,000	2,784,366
Anaheim Public Financing Authority, Lease Revenue Public Improvements Project, Series A, FSA Insured, 5% due 03/01/37	6,000,000	6,036,060
Beverly Hills Unified School District Refunding,
5.50% due 05/01/17	1,000,000	1,155,260
5.50% due 05/01/18	990,000	1,139,213
5.50% due 05/01/20	765,000	871,266
Burbank, Glendale, Pasadena Airport Authority, Airport Revenue Refunding, AMBAC Insured, 6.40% due 06/01/10	2,000,000	2,008,600
Capistrano, Unified School District, School Facilities Improvement District No. 1, Series C, FSA Insured, 5.50% due 08/01/22	1,215,000	1,312,565
Centinella Valley, Unified School District Refunding, Series A, MBIA Insured, 5.25% due 08/01/31	1,000,000	1,092,630
Central Coast Water Authority, Revenue Refunding, State Water Project, Regional Facilities, Series A, AMBAC Insured, 5% due 10/01/22	3,250,000	3,316,430
Chaffey Community College District, Series A, FSA Insured, 5.25% due 07/01/17	1,605,000	1,769,272
Contra Costa Water District, Water Treatment Revenue Refunding, Series G, MBIA Insured, 5.90% due 10/01/08	3,600,000	3,963,852
East Bay Municipal Utility District, Water System Revenue, MBIA Insured, 5% due 06/01/26	3,000,000	3,049,320
Elk Grove Unified School District, Special Tax Refunding, Community Facilities District 1, AMBAC Insured, 6.50% due 12/01/24	1,500,000	1,888,410
Foothill/Eastern Corrider Agency, Toll Road Revenue,
5.75% due 01/15/40	7,345,000	7,484,702
MBIA Insured, 0% due 01/15/20	3,000,000	2,279,490
Kern High School District Refunding, Series 1990-C, MBIA Insured, 6.25% due 08/01/12	1,200,000	1,479,996
LA Quinta, Redevelopment Agency, Tax Allocation,Project Area #1, AMBAC Insured, 5% due 09/01/21	1,000,000	1,040,210
Lodi Unified School District,
MBIA Insured, 5% due 08/01/19	2,990,000	3,150,473
MBIA Insured, 5% due 08/01/22	4,195,000	4,326,975
Long Beach Financing Authority Lease Revenue, Public Safety Facilities Projects, AMBAC Insured, 5% due 11/01/26	1,000,000	1,018,610
Long Beach Harbor Revenue, MBIA Insured, AMT, 5.25% due 05/15/25	2,000,000	2,027,140

Atlas California Municipal Bond Fund	(continued)

	face amount	value (note 1)
Long Beach Unified School District, Election 1999, Series C, MBIA Insured, 5% due 08/01/21	$2,245,000	$2,316,369
Los Angeles, COP, Sonnenblick Del Rio, AMBAC Insured, 6% due 11/01/19	2,000,000	2,317,840
Los Angeles, Department of Water and Power Waterworks Revenue, Series A, 5.125% due 07/01/41	6,500,000	6,578,130
Los Angeles, Harbor Development Revenue, 7.60% due 10/01/18	140,000	182,155
Los Angeles, Wastewater System Revenue Refunding, Series A, MBIA Insured, 5.875% due 06/01/24	2,250,000	2,421,180
Los Banos Unified School District, Election of 1995, FGIC Insured, 5% due 08/01/25	1,005,000	1,025,673
Manhattan Beach Unified School District, Series A, FGIC Insured, 0% due 09/01/16	2,690,000	1,433,313
Marin Municipal Water District Water Revenue, MBIA Insured, 5.65% due 07/01/23	2,000,000	2,084,620
Maritime Infrastructure Authority, Airport Revenue, San Diego University, Port District Airport, AMBAC Insured, AMT, 5% due 11/01/20	9,500,000	9,600,890
Modesto High School District, Stanislaus County, Capital Appropriation, Series A, FGIC Insured, 0% due 08/01/26	4,000,000	1,163,320
Modesto Irrigation District COP, Refunding and Capital Improvement, Series B, 5.30% due 07/01/22	2,955,000	2,956,034
Montebello Unified School District, Capital Appropriation, FGIC Insured, 0% due 08/01/17	2,150,000	1,082,676
Mt. Diablo Unified School District, 5% due 08/01/24	1,000,000	1,022,120
Natomas Unified School District, 1999 Refunding, MBIA Insured, 5.95% due 09/01/21	1,000,000	1,187,090
Northern California Power Agency Public Power Revenue Refunding, Hydroelectric Project 1, Series A, AMBAC Insured, 7.50% due 07/01/23	50,000	67,737
Oakland Building Authority Lease Revenue, Elihu M. Harris, Series A, AMBAC Insured, 5% due 04/01/23	2,330,000	2,379,536
Pacifica, COP, Street Improvement Project, AMBAC Insured, 5.875% due 11/01/29	1,105,000	1,235,854
Palo Alto Unified School District, Series B, 5.375% due 08/01/18	1,250,000	1,368,100
Pasadena, Electric Revenue, MBIA Insured, 5% due 06/01/19	4,625,000	4,869,709
Pomona Unified School District, Series C, FGIC Insured, 6% due 08/01/25	500,000	570,140
Puerto Rico Commonwealth, Electric Power Authority, Power Revenue,
Series II, FSA Insured, 5.125% due 07/01/26	3,000,000	3,125,700
Series KK, FSA Insured, 5.50% due 07/01/15	1,000,000	1,161,420
Series Z, 5.25% due 07/01/21	2,000,000	2,072,400

Statements of Investments in Securities and Net Assets	December 31, 2002

Atlas California Municipal Bond Fund	(continued)

	face amount	value (note 1)
Puerto Rico Commonwealth, Highway and Transportation Authority, Transportation Revenue, Series A, 5% due 07/01/38	$3,500,000	$3,506,510
Puerto Rico Commonwealth, Infrastructure Financing Authority, Special Series A, 5.50% due 10/01/32	1,000,000	1,080,690
Puerto Rico Commonwealth, Public Finance Corp., Commonwealth Appropriation,
Series A, MBIA Insured, 5.50% due 08/01/15	3,000,000	3,389,220
Series E, 5.50% due 08/01/29	2,250,000	2,374,920
Puerto Rico Commonwealth, Public Improvement, 5% due 07/01/27	1,000,000	1,007,650
FSA Insured, 5.125% due 07/01/30	2,000,000	2,066,500
MBIA Insured, Series A, 5.50% due 07/01/13	1,000,000	1,164,430
MBIA Insured, Series A, 5.50% due 07/01/14	1,000,000	1,162,260
Puerto Rico, Electric Power Authority, Revenue Refunding, MBIA Insured, 5% due 07/01/20	2,000,000	2,165,800
Puerto Rico Public Buildings Authority, Guaranteed Revenue,
Series D, 5.375% due 07/01/33	4,500,000	4,695,570
Series H, FGIC Insured, 5.25% due 07/01/13	890,000	1,006,937
Sacramento Sanitation District Financing Authority Revenue, AMBAC Insured, 5% due 12/01/27	1,250,000	1,269,000
Salinas Unified High School District, Series A, MBIA Insured, 5.375% due 06/01/22	2,830,000	3,034,015
San Bernardino County, COP, Medical Center Financing Project, MBIA Insured, 5% due 08/01/28	1,500,000	1,510,095
San Diego, COP, 5.25% due 10/01/28	1,000,000	1,022,440
San Diego, Public Safety Communication Project, 6.50% due 07/15/09	1,525,000	1,861,324
San Francisco City and County, FGIC Insured, 5.50% due 06/15/13	1,145,000	1,190,388
San Francisco City and County, COP, San Bruno Jail #3, AMBAC Insured, 5.25% due 10/01/33	4,000,000	4,157,040
San Francisco City and County Airport Commission, International Airport Revenue, Issue 23B, Second Series, FGIC Insured, 5% due 05/01/24	3,000,000	3,052,980
San Francisco City and County Sewer Revenue Refunding, AMBAC Insured, 6% due 10/01/11	2,280,000	2,334,401
San Joaquin Hills Transportation Corridor Agency, Toll Road Revenue,
0%/7.40% due 01/01/07 (d)	1,000,000	1,213,210
0%/7.50% due 01/01/09 (d)	1,000,000	1,263,760
San Jose, Library, Parks and Public Safety Projects, 5% due 09/01/21	3,830,000	3,978,527
San Jose Redevelopment Agency Tax Allocation, Merged Area Redevelopment Project Refunding, MBIA Insured, 5% due 08/01/20	2,500,000	2,540,550
San Jose, Unified School District, Santa Clara County,
Series A, FSA Insured, 5% due 08/01/21	1,745,000	1,812,252
Series A, FSA Insured, 5% due 08/01/22	3,700,000	3,816,402

Atlas California Municipal Bond Fund	(continued)

	face amount	value (note 1)
San Mateo County, Joint Powers Authority, Lease Revenue Capital Projects, Series A, FSA Insured, 5.125% due 07/15/32	$2,145,000	$2,186,570
Sanger Unified School District, MBIA Insured, 5.60% due 08/01/23	2,530,000	2,875,143
Santa Ana, Unified School District, MBIA Insured, 5.375% due 08/01/19	1,065,000	1,161,819
Santa Barbara, Revenue COP, Retirement Services, 5.75% due 08/01/20	2,000,000	2,257,020
Santa Clara, Unified School District, Election of 1997, MBIA Insured, 5% due 07/01/21	1,795,000	1,863,766
Santa Clara Valley Transportation Authority, Sales Tax Revenue, MBIA Insured, Series A, 5% due 06/01/18	2,000,000	2,109,480
Santa Margarita, Dana Point Authority Revenue Refunding, Improvement Districts 3, 3A, 4 and 4A, Series B, MBIA Insured,
7.25% due 08/01/07	500,000	610,550
7.25% due 08/01/13	2,000,000	2,610,040
Saugus Unified School District, Series A, MBIA Insured, 5.65% due 09/01/11	2,035,000	2,136,282
South Whittier, Elementary School District, Capital Appropriation, Series A, FGIC Insured,
0% due 08/01/13	500,000	321,485
0% due 08/01/14	250,000	150,903
Southern California Rapid Transit District, COP, Workers Compensation Fund, MBIA Insured, 6% due 07/01/10	1,000,000	1,018,960
State, General Obligation,
5% due 10/01/22	3,000,000	3,006,660
5.25% due 02/01/28	5,000,000	5,068,250
5.50% due 06/01/25	1,590,000	1,652,662
Series BH, AMT, 5.60% due 12/01/32	1,000,000	1,010,670
State Department of Veteran Affairs, Home Purchase Revenue, Series A, AMBAC Insured, 5.35% due 12/01/27	2,000,000	2,092,940
State Department of Water Resources, Power Supply Revenue,
Series A, 5.375% due 05/01/22	4,500,000	4,652,910
Series W, FSA Insured, 5.125% due 12/01/29	2,000,000	2,048,080
State Educational Facilities Authority Revenue Refunding,
California Institue of Technology, 5% due 10/01/32	2,500,000	2,533,950
College of Arts, 5.75% due 06/01/25	2,000,000	2,021,140
Dominican University, 5.75% due 12/01/30	1,000,000	1,029,390
Loyola Marymount University, MBIA Insured, 5% due 10/01/22	700,000	716,450
Pepperdine University, 5.75% due 09/15/30	2,000,000	2,173,580
Pepperdine University, MBIA Insured, 6.10% due 03/15/14	2,595,000	2,787,783
Santa Clara University, MBIA Insured, 5.75% due 09/01/18	3,255,000	3,406,292
Santa Clara University, MBIA Insured, 5% due 09/01/23	3,750,000	3,963,938
Scripps College, 5% due 08/01/31	500,000	499,225
Stanford University, Series R, 5% due 11/01/21	2,000,000	2,078,020

The accompanying notes are an integral part of these financial statements.

Atlas California Municipal Bond Fund	(continued)

	face amount	value (note 1)
University of Southern California, Series C, 5.125% due 10/01/28	$2,695,000	$2,743,241
State Health Facilities Financing Authority Revenue Refunding,
Scripps Health, Series A, MBIA Insured, 5% due 10/01/22	500,000	510,590
Stanford Health Care, Series A, FSA Insured, 5% due 11/15/28	1,000,000	1,009,010
State Housing Finance Agency Revenue Home Mortgage, Multi-Family Program,
Series B, AMBAC Insured, AMT, 6.05% due 08/01/16	2,000,000	2,108,960
Series B, AMBAC Insured, AMT, 5.25% due 02/01/28	1,835,000	1,869,663
Series F, MBIA Insured, AMT, 6.10% due 08/01/15	1,000,000	1,032,530
Series H, AMT, 6.15% due 08/01/16	2,020,000	2,121,828
Series I, MBIA Insured, AMT, 5.65% due 08/01/17	1,400,000	1,462,412
Series K, MBIA Insured, 6.15% due 08/01/16	3,000,000	3,192,180
Series L, MBIA Insured, AMT, 5.55% due 08/01/05	300,000	320,073
Series Q, MBIA Insured, 5.85% due 08/01/16	1,000,000	1,058,160
State Infrastructure & Economic Development Bank, Revenue,
J. David Gladstone Institute Project, 5.25% due 10/01/34	3,000,000	3,034,230
Kaiser Hospital, Assistance I - Limited Liability Co., Series A, 5.55% due 08/01/31	3,500,000	3,607,205
YMCA, Metropolitan Los Angeles Project, AMBAC Insured, 5.25% due 02/01/26	2,000,000	2,096,620
State Pollution Control Financing Authority, Pollution Control Revenue, Pacific Gas & Electric Co., Series B, MBIA Insured, AMT, 5.85% due 12/01/23	1,800,000	1,839,006
State Pollution Control Financing Authority, Solid Waste Disposal Revenue,Waste Management, Inc. Project, Series C, AMT, 4.85% due 12/01/27	1,000,000	1,003,000
State Public Works Board, Lease Revenue, Various University of California Projects, Series C, AMBAC Insured, 5.125% due 09/01/22	1,475,000	1,514,678
State Rural Home Mortgage Finance Authority, Single Family Revenue Refunding, Series C, AMT, 7.50% due 08/01/27	480,000	554,453
Statewide Communities Development Authority, COP, 6% due 08/01/28	2,000,000	2,077,540
Statewide Communities Development Authority, Multi-Family Revenue,
Archstone/LeClub-G, 5.30% due 06/01/29	2,000,000	2,150,620
Residential-B, 5.20% due 12/01/29	2,500,000	2,673,700
Statewide Communities Development Authority, Solid Waste Disposal Facilities Revenue,Waste Management, Inc. Project, AMT, 4.95% due 04/01/11	1,000,000	1,013,850
Stockton Health Facilities Revenue, Dameron Hospital, Series A, 5.70% due 12/01/14	200,000	208,342

Atlas California Municipal Bond Fund	(continued)

	face amount	value (note 1)
Turlock Irrigation District Revenue Refunding, Series A, MBIA Insured, 6% due 01/01/10	$500,000	$591,650
University of Calfornina, Multi-Purpose Projects, Series M, FGIC Insured, 5.125% due 09/01/21	5,440,000	5,680,448
University of Puerto Rico University System Revenue Bonds, COP, Series O, MBIA Insured, 5.375% due 06/01/30	1,000,000	1,039,020
Upland, COP, San Antonio Community Hospital, 5% due 01/01/18	2,745,000	2,688,316
Upland, Unified School District, Capital Appropriation, Election of 2000, FSA Insured, 0% due 08/01/25	1,000,000	1,001,640
Vallejo Revenue Water Improvement Project, Series B, FGIC Insured, 6.50% due 11/01/14	4,000,000	4,383,440
Vallejo Unified School District, Series A, MBIA Insured, 5.90% due 02/01/17	1,000,000	1,194,660
Westside Unified School District Refunding, Series C, AMBAC Insured, 6% due 08/01/14	300,000	361,552

Total Bonds (cost: $264,114,257)		281,061,012

Variable Rate Demand Notes* - 7.12%
Golden Empire Schools Finance Authority, Kern High School District, Series A, ..90% due 12/01/24	6,500,000	6,500,000
Irvine Improvement Bond Act 1915,
Assessment District No. 89-10, 1.70% due 09/02/15	1,500,000	1,500,000
Assessment District No. 94-15, 1.55% due 09/02/20	400,000	400,000
Assessment District No. 97-16, 1.55% due 09/02/22	700,000	700,000
Assessment District No. 97-17, 1.70% due 09/02/23	400,000	400,000
Irvine Ranch Water District,
Consolidated Improvement Districts, 1.43% due 06/01/15	1,100,000	1,100,000
Consolidated Refunding, Series A, 1.43% due 05/01/09	800,000	800,000
COP, Capital Improvement Project, 1.45% due 08/01/16	300,000	300,000
Los Angeles, Community Redevelopment Agency, COP,
Baldwin Hills Public Park, 1.49% due 12/01/14	500,000	500,000
Willowbrook Project, 1.49% due 12/01/14	300,000	300,000
Orange County, Apartment Development Revenue, Aliso Creek Project B, 1.50% due 11/01/22	800,000	800,000
Orange County Water District, COP, Project B, 1.43% due 08/15/15	500,000	500,000
Rancho Mirage, Joint Powers Financing Authority, Eisenhower Medical Center,
Series A, 1.46% due 01/01/26	700,000	700,000
Series B, 1.46% due 01/01/26	400,000	400,000

Statements of Investments in Securities and Net Assets	December 31, 2002

Atlas California Municipal Bond Fund	(continued)

	face amount	value (note 1)
Riverside County Housing Authority, Multi-Family Housing Mortgage Revenue, 1.45% due 08/01/25	$400,000	$400,000
San Francisco, City and County Redevelopment Agency, Multi-Family Revenue, Fillmore Center Project, Series A-1, 1.54% due 12/01/17	1,000,000	1,000,000
Southern California Public Power Authority Transmission Project, Revenue Refunding, Southern Transmission, Series A, FSA Insured, 1.50% due 07/01/23	200,000	200,000
State Health Facilities Financing Authority Revenue Refunding, Scripps Health, Series A, MBIA Insured, 1.49% due 10/01/22	2,000,000	2,000,000
State Pollution Control Financing Authority, Pollution Control Revenue, Exxon Project, 1.30% due 12/01/12	800,000	800,000
State Pollution Control Financing Authority, Resource Recovery Revenue, Burney Forest Project, AMT, 1.49% due 09/01/20	100,000	100,000
Statewide Communities Development Authority, COP, Citrus Valley Partners, Inc., Citrus Valley Medical Center, Inc., and Foothill Hospital, MBIA Insured, 1.43% due 04/01/28	2,200,000	2,200,000

Total Variable Rate Demand Notes (cost: $21,600,000)		21,600,000

Total Securities (cost: $285,714,257) - 99.82%		302,661,012
Other Assets and Liabilities, Net - .18%		534,303

Net Assets - 100.00%		$303,195,315

Atlas National Municipal Bond Fund

	face amount	value (note 1)
Bonds - 87.20%
A B C California Unified School District, Capital Appropriation, Series B, FGIC Insured, 0% due 08/01/24	$1,715,000	$556,878
Alabama State Docks Department, Docks Facilities Revenue, MBIA Insured, AMT, 6.10% due 10/01/13	1,000,000	1,106,820
Anchorage, Alaska, Electric Utility Revenue Refunding, Senior Lien, MBIA Insured, 8% due 12/01/10	985,000	1,293,364
Birmingham, Michigan, City School District, FSA Insured, 4.75% due 11/01/24	1,000,000	991,880
Broward County, Florida, Resource Recovery Revenue, Wheelabrator South-B, 4.50% due 06/01/11	500,000	505,255
Calcasieu Parish, Louisiana, Public Trust Authority, Student Lease Revenue, McNeese Student Housing Project, MBIA Insured, 5.25% due 05/01/33	1,295,000	1,344,262
California, Department Water Resource Power Supply Revenue, Series A, 5.375% due 05/01/22	1,000,000	1,033,980

Atlas National Municipal Bond Fund	(continued)

	face amount	value (note 1)
California, Educational Facilities Authority Revenue, Santa Clara University, MBIA Insured, 5% due 09/01/23	$1,000,000	$1,057,050
California, General Obligation, 5% due 10/01/22	1,000,000	1,002,220
Capital Trust Agency, Florida, Revenue, Seminole Tribe Convention A, 10% due 10/01/33	610,000	629,002
Charles City County, Virginia, Industrial Development Authority, Solid Waste Disposal Facilities Revenue,Waste Management Virginia, Inc. Project, AMT, 4.875% due 02/01/09	1,000,000	980,640
Chatham County, Georgia, Hospital Authority Revenue, Memorial Health Medical Center, Series A, 6.125% due 01/01/24	1,000,000	1,052,950
Chesterfield County, Virginia, Industrial Development Authority, Pollution Control Revenue,Virginia Electric and Power Co., 5.875% due 06/01/17	1,500,000	1,561,665
Chicago, Illinois, Metropolitan Water Reclamation District, Greater Chicago Capital Improvement, 7.25% due 12/01/12	1,500,000	1,958,115
Chicago, Illinois, Park District Aquarium & Museum, Series B, 6.50% due 11/15/13	1,500,000	1,672,110
Colorado Department of Transportation, Revenue Anticipation Notes, Series A, MBIA Insured, 5.25% due 06/15/10	1,000,000	1,133,370
Colorado Educational & Cultural Facilities Authority Revenue, 5.875% due 04/01/22	500,000	515,965
Colorado Housing Finance Authority, Single Family Program, Senior Series A-1, AMT, 7.40% due 11/01/27	285,000	290,213
Colorado Public Highway Authority, E-470, Capital Appropriation Senior Series B, MBIA Insured, 0% due 09/01/21	2,000,000	775,540
Connecticut State Health & Educational Facilities Authority Revenue,
5% due 07/01/42	1,500,000	1,525,755
5.125% due 07/01/27	2,700,000	2,778,246
Cook County, Illinois, MBIA Insured, 7.25% due 11/01/07	620,000	730,800
Dallas-Fort Worth, Texas, International Airport Revenue, Refunding and Improvement, Series A, FGIC Insured, AMT, 5.50% due 11/01/31	1,500,000	1,551,840
Delaware Valley, Pennsylvania, Regional Financing Authority, Local Government Revenue, Series A, AMBAC Insured, 5.50% due 08/01/28	1,000,000	1,111,290
Foothill/Eastern Corridor Agency, California, Toll Road Refunding, 5.75% due 01/15/40	2,000,000	2,038,040
Hawaii, Department of Budget and Finance, Special Purpose Revenue, Hawaiian Electric Co., Inc. Projects, Series A, AMBAC Insured, AMT, 5.10% due 09/01/32	1,500,000	1,500,795

The accompanying notes are an integral part of these financial statements.

Atlas National Municipal Bond Fund	(continued)

	face amount	value (note 1)
Illinois Health Facilities Authority Revenue Refunding, Northwestern Medical Facilities Foundation, MBIA Insured, 5.125% due 11/15/28	$1,000,000	$1,005,850
Illinois State General Obligation, FSA Insured, 5.375% due 05/01/13	2,000,000	2,238,240
Indianapolis, Indiana, Airport Authority Revenue, Special Facilities, Federal Express Corp., AMT, 7.10% due 01/15/17	500,000	531,415
Jones County, Mississippi, Hospital Revenue, South Central Regional Medical Center, 5.50% due 12/01/17	250,000	245,083
Kansas City, Kansas, Utility System Revenue, Unrefunded Balance, FGIC Insured, 6.375% due 09/01/23	1,010,000	1,107,819
Kern, California, High School District, Series 1990-C Election, MBIA Insured, 6.25% due 08/01/10	545,000	666,061
Lakota, Ohio, Local School District, AMBAC Insured, 7% due 12/01/09	1,740,000	2,159,966
Maine State Housing Authority Mortgage Purchase, Series A-1,AMBAC Insured, AMT, 6.40% due 11/15/14	1,400,000	1,452,542
Maricopa County, Arizona, Unified School District 69, Paradise Valley Refunding, MBIA Insured, 6.35% due 07/01/10	600,000	722,742
Massachusetts State Industrial Finance Agency Revenue, 5.65% due 10/01/18	500,000	513,515
Metropolitan Pier & Exposition Authority, Illinois, Dedicated State Tax Revenue, McCormick Place Expansion Project, Capital Appropriation, FGIC Insured, 0% due 06/15/29	4,000,000	979,440
Prerefunded, Series A, 7.25% due 06/15/05	35,000	39,778
Prerefunded, Series A, 7.25% due 06/15/05	105,000	119,471
Prerefunded, Series A-2002, 7.25% due 06/15/05	105,000	119,444
Unrefunded Balance, Series A-2002, 7.25% due 06/15/05	5,000	5,629
Metropolitan Transportation Authority, New York, Service Contract,
Series A, 5.75% due 01/01/18	1,000,000	1,147,100
Series A, 5.125% due 01/01/29	1,000,000	1,014,650
Metropolitan Transportation Authority, New York, Transportation Facilities Revenue, Series 8, 5.375% due 07/01/21	1,000,000	1,149,810
Mississippi Higher Education Assistance Corp., Student Loan Revenue, Series C, AMT, 6.05% due 09/01/07	300,000	306,513
Mohegan Tribe Indians, Connecticut Gaming Authority, Public Improvement, Priority Distribution, 6.25% due 01/01/31	1,000,000	1,030,500
Nevada Housing Division, Single Family Mortgage, Series C, AMT, 6.60% due 04/01/14	585,000	636,714
New Hampshire State Business Financing Authority, Pollution Control Revenue, Central Maine Power Co., 5.38% due 05/01/14	2,000,000	2,105,380

Atlas National Municipal Bond Fund	(continued)

	face amount	value (note 1)
New York City, New York, General Obligation,
Series F, 6% due 08/01/11	$500,000	$534,025
Series I, 5.875% due 03/15/14	500,000	525,030
Series L, 5.75% due 08/01/12	500,000	530,150
New York City, New York, Municipal Water Finance Authority, Water & Sewer Systems Revenue,
Prerefunded, Series B, 6% due 06/15/33	625,000	749,094
Series B, 6% due 06/15/33	375,000	442,050
New York City, New York, Transitional Financing Authority Revenue, Future Tax Secured, Series B, 5% due 05/01/30	1,000,000	1,010,000
New York State Highway Authority, Service Contract Revenue, Local Highway and Bridge, 5% due 04/01/17	1,000,000	1,043,510
New York State Urban Development Corp. Revenue, Correctional Facilities, Series A, 5.50% due 01/01/16	1,000,000	1,049,470
North Carolina State Facilities Financing Agency Revenue, Duke University Project, Series A, 5.125% due 07/01/42	2,000,000	2,037,500
North Carolina State Public Improvement, Series A, General Obligation, 5.10% due 09/01/16	3,000,000	3,310,110
Orange County, Florida, Health Facilities Authority Revenue, 5.750% due 12/01/32	1,000,000	1,013,520
Phoenix, Arizona, Civic Improvement Corp., Water System Revenue, FGIC Insured, 5.25% due 07/01/28	1,000,000	1,119,950
Pinal County, Arizona, Unified School District 43, Apache JCT, Series A, FGIC Insured, 6.80% due 07/01/09	425,000	519,197
Port of Seattle, Washington, Revenue, Series B, MBIA Insured, AMT, 5.625% due 02/01/24	1,000,000	1,044,130
Puerto Rico Commonwealth, Infrastructure Financing Authority, Series A, 5.50% due 10/01/32	1,000,000	1,080,690
Puerto Rico Commonwealth, Public Improvement, Series A, MBIA Insured, 5.50% due 07/01/14	500,000	581,130
Puerto Rico Electric Power Authority, Power Revenue Refunding, Series Z, 5.25% due 07/01/21	1,000,000	1,036,200
Puerto Rico Public Buildings Authority Revenue, Series D, 5.25% due 07/01/27	1,000,000	1,035,780
Rhode Island Health and Educational Building Corp. Revenue, Higher Education Facility, Salve Regina University,
4.50% due 03/15/17	425,000	429,076
4.60% due 03/15/18	560,000	566,720
5.125% due 03/15/32	1,500,000	1,517,235
Steubenville, Ohio Hospital Revenue, Facilities Refunding and Improvement,Trinity Health System, 6.50% due 10/01/30	1,000,000	1,055,210

Statements of Investments in Securities and Net Assets	December 31, 2002

Atlas National Municipal Bond Fund	(continued)

	face amount	value (note 1)
Superior, Wisconsin, Limited Obligation Revenue Refunding, Midwest Energy Resources, Series E, FGIC Insured, 6.90% due 08/01/21	$500,000	$641,720
Tallassee, Alabama, Industrial Development Board Revenue Refunding, Dow United Technologies Corp., Series B, 6.10% due 08/01/14	1,000,000	1,159,170
Tucson, Arizona, Water Revenue, FGIC Insured, 5.50% due 07/01/17	2,250,000	2,534,018
University of California Revenue, Multiple Purpose Projects, Series M, FGIC Insured, 5.125% due 09/01/22	1,000,000	1,038,920
Vermont Educational and Health Buildings Financing Agency, Norwich University Project, 5.50% due 07/01/21	1,000,000	997,700
Washington State Public Power Supply,
Series A, Prerefunded, 7.25% due 07/01/06	470,000	554,407
Series A, Unrefunded, 7.25% due 07/01/06	30,000	35,070

Total Bonds (cost: $73,663,284)		79,186,489

Variable Rate Demand Notes* - 13.20%
Anchorage, Alaska, Higher Education Revenue, Alaska Pacific University, 1.55% due 07/01/17	390,000	390,000
Chicago, Illinois, Series B, 1.60% due 01/01/12	200,000	200,000
Clark County, Nevada, Local Special Improvement District, 128-A, 1.63% due 02/01/21	1,600,000	1,600,000
Clark County, Nevada, School District, Series B, FSA Insured, 1.48% due 06/15/21	300,000	300,000
Clarksville, Tennessee, Public Building Authority Revenue, Tennessee Municipal Bond Fund, 1.75% due 07/01/31	200,000	200,000
Coastal Bend, Texas, Health Facilities Development Corp., Incarnate Word Health Services, Series B, AMBAC Insured, 1.63% due 08/15/28	800,000	800,000
Gulf Coast Waste Disposal Authority, Texas Pollution Control Revenue, Exxon Project, 1.48% due 10/01/24	100,000	100,000
Hawaii, State Housing Finance and Development Corp. Revenue, Rental Housing System, Series 89A, 1.59% due 07/01/24	200,000	200,000
Indiana Health Facilities Financing Authority Revenue, Project B, 1.55% due 01/01/16	100,000	100,000
Joliet, Illinois, Regional Port District, Marine Terminal Revenue, Exxon Project, 1.48% due 10/01/24	900,000	900,000
Lancaster County, Nebraska Hospital, Immanuel Health System, Series A, 1.80% due 07/01/30	400,000	400,000
Lone Star, Texas, Airport Improvement Authority,
Series A-1, 1.66% due 12/01/14	500,000	500,000
Series B-5, 1.66% due 12/01/14	700,000	700,000

Atlas National Municipal Bond Fund	(continued)

	face amount	value (note 1)
Long Island Power Authority, New York, Electric System Revenue, MBIA Insured, 1.49% due 04/01/25	$100,000	$100,000
Massachusetts, Housing Financing, Multi-Family, Series A, 1.55% due 12/01/25	200,000	200,000
Massachusetts, Industrial Financing Agency Revenue, Showa Womens Institute, Inc., 1.85% due 03/15/04	900,000	900,000
New York City, New York, General Obligation, Subseries B2, 1.55% due 08/15/19	400,000	400,000
New York City, New York, Water Financing Authority, Water and Sewer System Revenue, 1.60% due 06/15/33	2,600,000	2,600,000
Southwest Higher Education Authority, Inc., Southern Methodist University, 1.75% due 07/01/15	500,000	500,000
Vallejo, California, Housing Authority Multi-family Revenue, Series A, Remarketed, 9/28/94, 1.05% due 05/15/22	100,000	100,000
Washington, Housing Financing Nonprofit Housing Revenue, Golden Sands Project, 1.40% due 07/01/29	200,000	200,000
Washington, Health Care Facilities Authority, Mason Medical Center, Series B, MBIA Insured, 1.39% due 02/15/27	600,000	600,000

Total Variable Rate Demand Notes (cost: $11,990,000)		11,990,000

Total Securities (cost: $85,653,284) - 100.40%		91,176,489
Other Assets and Liabilities, Net - (.40)%		(367,009)

Net Assets - 100.00%		$90,809,480

Atlas Strategic Income Fund

	face amount or units (j)	value (note 1)
Mortgage-Backed Obligations - 43.39%
Commercial - 7.33%
Conseco Finance Securitizations Corp., Home Equity Loan Pass-Through Certificates, Series 2001-D, Cl. M2, 3.17% due 11/15/32 (c)	$1,000,000	$923,438
Embarcadero Aircraft Securitization Trust, Airplane Collateral Obligations, Series 2000-A, Cl. B, 2.52% due 08/15/25 (a)(c)(f)	455,016	22,751
First Chicago/Lennar Trust 1, Commercial Mtg. Pass-Through Certificates,
Series 1997-CHL1, Cl. D, 7.98% due 04/29/39 (a)(c)(f)	100,000	101,609
Series 1997-CHL1, Cl. E, 7.98% due 04/29/39 (a)(c)(f)	150,000	128,578
GMAC Commercial Mortgage Securities, Inc.,
Interest-Only Stripped Mortgage-Backed Security Pass-Through Certificates, Series 1997-C1, Cl. X, 1.60% due 07/15/29 (c)(g)	783,414	47,468

The accompanying notes are an integral part of these financial statements.

Atlas Strategic Income Fund	(continued)

	face amount or units (j)	value (note 1)
Mortgage Pass-Through Certificates, Series 1997-C1, Cl. G, 7.414% due 07/15/29	$120,000	$103,093
Mortgage Pass-Through Certificates, Series 1997-C2, Cl. F, 6.75% due 04/16/29 (c)	100,000	40,000
Lehman ABS Manufactured Housing Contract, Commercial Mtg. Pass-Through Certificates, Series 2001-B, Cl. A4, 5.27% due 09/15/18	1,000,000	1,009,063
Lehman Structured Securities Corp., Collateralized Mtg. Obligations, Series 2001-GE4, Cl. A, 7.47% due 10/25/30 (a)(c)	320,576	323,481
Morgan Stanley Capital I, Inc., Commercial Mtg. Pass-Through Certificates,
Series 1996-C1, Cl. F, 7.43% due 02/15/28 (a)(c)	97,137	89,189
Series 1997-HF1, Cl. F, 6.86% due 07/15/29 (a)	50,000	49,741
Series 1997-RR, Cl. D, 7.69% due 04/30/39 (a)(c)	200,000	190,773
Series 1997-RR, Cl. E, 7.69% due 04/30/39 (a)(c)	75,000	59,610
Series 1997-RR, Cl. F, 7.69% due 04/30/39 (a)(c)	175,000	116,155
Series 1997-XL1, Cl. G, 7.695% due 10/03/30 (a)	60,000	58,891
Mortgage Capital Funding, Inc., Commercial Mtg. Pass-Through Certificates,
Series 1996-MC1, Cl. G, 7.15% due 06/15/06 (a)	1,850,000	1,851,156
Series 1996-MC2, Cl. F, 5.75% due 12/21/26	1,050,000	1,012,725
NC Finance Trust, Collateralized Mtg. Obligations, Series 1999-I, Cl. ECFD, 8.75% due 01/25/29 (f)	71,043	31,259
Prudential Mortgage Capital Co. II LLC, Commercial Mtg. Pass-Through Certificates, Series PRU-HTG 2000-C1, Cl. A2, 7.306% due 10/06/15 (a)	2,000,000	2,235,816
Salomon Brothers Mortgage Securities VII, Inc., Commercial Mtg. Pass-Through Certificates, Series 1996-C1, Cl. F, 8.49% due 01/20/28 (c)(f)	250,000	238,438
Strategic Hotel Capital, Inc., Commercial Mtg. Obligations, Series 2001-SCH1, Cl. E, 3.62% due 04/17/06 (a)(c)(f)	498,957	426,608
Structured Asset Securities Corp.,
Multiclass Pass-Through Certificates, Series 1995-C4, Cl. E, 8.96% due 06/25/26 (a)(c)	8,692	8,692
Washington Mutual Mortgage Securities Corp., Collateralized Mtg. Obligations, Pass-Through Certificates, Series 2002-AR19, Cl. A-1, 1.771% due 01/25/33 (c)	340,000	339,101

Atlas Strategic Income Fund	(continued)

	face amount or units (j)	value (note 1)
Government Agency - 35.65%
Federal Home Loan Mortgage Corp.,
Gtd. Multiclass Mtg. Pass-Through Certificates, Series 151, Cl. F, 9.00% due 05/15/21	$96,572	$100,040
Home Equity Loan Structured Pass-Through Certificates, Series H002, Cl. A2, 1.861% due 12/15/06	280,000	266,851
Interest-Only Stripped Mtg.-Backed Security, Series 194, Cl. IO, 6.50% due 04/01/28 (g)	7,768,147	973,459
Interest-Only Stripped Mtg.-Backed Security, Series 208, Cl. IO, 7.00% due 06/01/30 (g)	1,620,808	191,782
Sr. Unsec. Nts., 5.75% due 09/15/10 (EUR)	285,000	345,967
Federal National Mortgage Association,
Collateralized Mtg. Obligations, Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates, Trust 1993-202, 6.50% due 02/25/22	997,687	1,026,837
Collateralized Mtg. Obligations, Trust 2002-28, Cl. PG, 6.50% due 01/25/27	5,000,000	5,161,650
Gtd. Real Estate Mtg., Investment Conduit Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security, 7.00% due 02/01/28 (g)	531,417	68,187
Sr. Unsec. Nts., 2.125% due 10/09/07 (JPY)	70,000,000	640,384
Unsec. Nts., 1.75% due 03/26/08 (JPY)	90,000,000	813,237
Unsec. Nts., 5.25% due 04/15/07	1,150,000	1,259,004
6.00% due 01/01/32 (n)	21,812,000	22,541,350
6.50% due 05/01/29	206,340	214,990
6.50% due 05/01/32	1,351,420	1,407,768
6.50% due 01/01/33 (n)	1,814,000	1,888,262
7.00% due 07/01/26	125,885	132,407
7.00% due 01/01/27 (n)	4,062,000	4,271,445
7.00% due 01/01/28	334,822	352,168
Government National Mortgage Association,
Gtd. Multiclass Mtg. Participation Certificates, Series 1999-27, Cl. PQ, 7.50% due 08/16/28	2,144,000	2,316,508
7.00% due 03/15/28	1,348,704	1,432,198
7.00% due 07/15/28	358,752	380,961
Residential - .41%
Impac Secured Assets CMN Owner Trust, Home Equity Collateralized Mtg. Obligations, Series 2001-5, Cl. M1, 7.25% due 08/25/31	500,000	528,984

Total Mortgage-Backed Obligations (cost: $58,647,568)		55,722,074

U.S. Government Obligations - 6.73%
U.S. Treasury Bonds,
5.375% due 02/15/31 (l)	1,099,000	1,198,082
6.25% due 05/15/30 (q)	400,000	478,672
6.50% due 11/15/26 (l)	542,000	659,737
8.875% due 02/15/19 (l)	325,000	479,909
U.S. Treasury Notes,
3.00% due 11/15/07	1,040,000	1,052,512
5.50% due 01/31/03 (k)	2,115,000	2,122,104
6.50% due 02/15/10 (k)	760,000	908,437

Statements of Investments in Securities and Net Assets	December 31, 2002

Atlas Strategic Income Fund	(continued)

	face amount or units (j)	value (note 1)
6.75% due 05/15/05 (k)	$300,000	$334,465
7.00% due 07/15/06 (k)	1,218,000	1,412,166

Total U.S. Government Obligations (cost: $8,112,429)		8,646,084

Foreign Government Obligations - 21.00%
Algeria - .12%
Algeria (Republic of), 2.625% Nts. due 03/04/10 (c)(f)	178,185	159,476
Argentina - .47%
Argentina (Republic of),
6.00% Par Bonds due 03/31/23 (b)	155,000	73,177
7.00% Bonds, Series 2008 due 12/19/08 (b)	327,000	74,887
11.375% Bonds due 03/15/10 (b)(f)	210,000	46,200
11.75% Bonds due 06/15/15 (b)	905,000	204,207
12.00% Unsub. Bonds, Series 2031 due 06/19/31 (b)	445,200	89,040
12.25% Bonds, Series 2018 due 06/19/18 (b)	504,094	100,819
Argentina Bocon Local 2782, Zero Coupon due 04/01/07 (ARS)	85,000	114
Argentina Bocon Local 2825, Zero Coupon due 04/01/07 (ARS)	85,000	114
Buenos Aires (Province of) Bonds, Bonos de Consolidacion de Deudas, Series PBA1, Zero Coupon due 04/01/07 (ARS) (b)(f)	61,356	14,404
Australia - .27%
Australia (Commonwealth of), 8.75% Bonds, Series 808 due 08/15/08 (AUD)	515,000	344,203
Austria - .63%
Austria (Republic of),
3.40% due 10/20/04 (EUR)	139,000	147,550
4.30% due 07/15/03 (EUR)	75,000	79,296
5.00% Sr. Unsec. Unsub. Nts., Series MTN1 due 07/15/12 (EUR) (a)	135,000	149,623
5.50% Series EMTN due 10/20/07 (EUR) (a)	272,000	310,217
6.25% due 07/15/27 (EUR)	94,000	117,310
Belgium - 1.62%
Belgium (Kingdom of),
5.00% Bonds due 09/28/11 (EUR)	120,000	133,244
5.50% Bonds due 03/28/28 (EUR)	285,000	325,175
6.25% Series 26 due 03/28/07 (EUR)	950,000	1,106,824
7.25% Debs. due 04/29/04 (EUR)	467,000	518,416
Belize - .06%
Belize (Government of), 9.50% Bonds due 08/15/12 (f)	80,000	79,000
Brazil - .44%
Brazil (Federal Republic of),
2.625% Debt Conversion Bonds, Series D due 04/15/12 (c)	45,000	24,298
8.875% due 04/15/24	995,000	537,367
Bulgaria - .20%
Bulgaria (Republic of), 2.688% Interest Arrears Debs., Series PDI due 07/28/11 (c)	281,300	260,906
Canada - .23%
Canada (Government of), 5.50% due 06/01/09 (CAD)	434,000	291,789
Chile - .22%
Chile (Republic of), 7.125% due 01/11/12	250,000	281,025

Atlas Strategic Income Fund	(continued)

	face amount or units (j)	value (note 1)
Colombia - .31%
Colombia (Republic of),
8.375% Unsec. Unsub. Bonds due 02/15/27	$340,000	$267,262
8.625% Nts. due 04/01/08	60,000	58,238
9.75% Bonds due 04/23/09	70,000	70,830
Dominican Republic - .14%
Dominican Republic, 9.50% Unsec. Unsub. Bonds due 09/27/06 (a)	175,000	185,500
Ecuador - .23%
Ecuador (Republic of), 6.00% Unsec. Bonds due 08/15/30 (e)	743,000	300,158
El Salvador - .26%
El Salvador (Republic of),
7.75% Bonds due 01/24/23 (a)	100,000	99,500
8.50% Unsec. Nts. due 07/25/11 (a)	215,000	231,125
Finland - .86%
Finland (Republic of), 5.75% due 02/23/11 (EUR)	945,000	1,103,682
France - 2.19%
France (Government of),
3.50% Treasury Nts. due 07/12/04 (EUR)	755,000	801,100
3.75% Treasury Nts. due 01/12/07 (EUR)	1,440,000	1,537,495
5.00% Obligations Assimilables du Tresor Bonds due 04/25/12 (EUR)	250,000	277,863
5.75% Obligations Assimilables du Tresor Bonds due 10/25/32 (EUR)	160,000	190,812
Germany - 2.73%
Germany (Republic of),
4.00% Series 139 due 02/16/07 (EUR)	1,080,000	1,163,434
4.50% Bonds, Series 140 due 08/17/07 (EUR)	135,000	148,007
4.75% Bonds due 07/04/28 (EUR)	100,000	103,424
5.00% Bonds, Series 02 due 07/04/12 (EUR)	1,135,000	1,266,508
5.00% Series 01 due 07/04/11 (EUR)	215,000	239,878
6.75% Treuhandanstalt Gtd. Nts. due 05/13/04 (EUR)	535,000	591,238
Great Britain - .90%
United Kingdom Treasury Bonds, 5.75% due 12/07/09 (GBP)	660,000	1,154,868
Greece - .25%
Greece (Republic of), 5.35% Bonds due 05/18/11 (EUR)	285,000	320,589
Guatemala - .22%
Guatemala (Republic of),
8.50% Nts. due 08/03/07	10,000	10,703
10.25% Nts. due 11/08/11 (a)(f)	80,000	90,400
10.25% Nts. due 11/08/11 (f)	160,000	184,021
Italy - .19%
Italy (Republic of), 0.375% Treasury Bonds, Buoni del Tesoro Poliennali due 10/10/06 (JPY)	29,000,000	245,891
Ivory Coast - .02%
Ivory Coast (Government of), 1.90% Past Due Interest Bonds, Series F due 03/29/18 (FRF) (b)(c)	952,875	20,580

The accompanying notes are an integral part of these financial statements.

Atlas Strategic Income Fund	(continued)

	face amount or units (j)	value (note 1)
Mexico - 1.55%
United Mexican States,
7.50% Nts. due 01/14/12	$459,000	$493,494
8.125% Nts. due 12/30/19	270,000	284,850
8.30% Series MTN due 08/15/31	50,000	52,899
8.375% Nts. due 01/14/11	685,000	773,950
9.875% Nts., Series A due 02/01/10	130,000	159,588
10.375% Bonds due 02/17/09	180,000	221,670
Netherlands - 1.06%
Netherlands (Government of),
Zero Coupon Treasury Bills due 02/28/03 (EUR)	230,000	240,317
5.00% due 07/15/11 (EUR)	273,000	304,339
5.50% due 01/15/28 (EUR)	122,000	141,054
5.75% Series 1 due 02/15/07 (EUR)	348,000	399,027
5.75% due 01/15/04 (EUR)	157,000	169,804
6.50% Bonds due 04/15/03 (EUR)	105,000	111,240
Nigeria - .06%
Nigeria (Federal Republic of), 5.092% Promissory Nts., Series RC due 01/05/10	147,148	76,252
Norway - .44%
Norway (Kingdom of),
Zero Coupon Treasury Bills, Series SS75 due 03/19/03 (NOK)	1,000,000	142,641
5.50% Bonds due 05/15/09 (NOK)	2,915,000	417,402
Panama - .11%
Panama (Republic of),
2.75% Past Due Interest Debs. due 07/17/16 (c)	5,727	4,563
5.00% Interest Reduction Bonds due 07/17/14 (c)	40,000	35,689
9.375% Bonds due 04/01/29	94,000	100,815
Peru - .43%
JPMorgan Chase Bank, 0.38% EMBI Plus/Peruvian New Sol Linked Bonds due 12/19/03	220,000	221,241
Peru (Republic of),
Zero Coupon Sr. Nts. due 02/28/16	613,957	327,976
Philippines - .75%
Philippines (Republic of),
8.875% Unsec. Bonds due 04/15/08	120,000	124,800
9.375% Bonds due 01/18/17	245,000	252,350
9.875% Unsec. Bonds due 01/15/19	533,000	527,670
10.625% Nts. due 03/16/25	60,000	61,800
Portugal - .05%
Portugal (Republic of), 5.85% Obrig Do Tes Medio Prazo Unsec. Unsub. Bonds due 05/20/10 (EUR)	50,000	58,394
Russia - 1.62%
Russia (Government of), 5.00% Unsec. Unsub. Bonds due 03/31/30 (a)(e)	375	297
Russian Federation,
5.00% Unsub. Nts. due 03/31/30 (e)	2,200,875	1,738,691
8.75% Unsec. Unsub. Nts. due 07/24/05	30,000	32,550
Russian Ministry of Finance, 3.00% Unsec. Debs., Series IV due 05/14/03	305,000	303,018

Atlas Strategic Income Fund	(continued)

	face amount or units (j)	value (note 1)
South Africa - .31%
South Africa (Republic of),
7.375% due 04/25/12	$120,000	$129,900
8.50% Unsec. Nts. due 06/23/17	240,000	271,800
Sweden - .14%
Sweden (Government of), 6.50% Debs., Series 1040 due 05/05/08 (SEK)	1,430,000	181,441
Trinidad - .10%
Trinidad & Tobago (Republic of), 9.875% Nts. due 10/01/09	110,000	134,916
Turkey - .35%
Turkey (Republic of),
11.75% Bonds due 06/15/10	55,000	58,300
11.875% Sr. Unsec. Unsub. Nts. due 01/15/30	325,000	339,625
12.375% Sr. Unsub. Bonds due 06/15/09	45,000	48,713
Ukraine - .58%
Ukraine (Republic of), 11.00% Sr. Unsec. Nts. due 03/15/07	719,880	745,076
Venezuela - .89%
Venezuela (Republic of),
2.313% Debs., Series DL due 12/18/07 (c)	595,226	458,449
2.688% Front-Loaded Interest Reduction Bonds, Series B due 03/31/07 (c)	107,140	83,045
3.313% Front-Loaded Interest Reduction Bonds, Series A due 03/31/07 (c)	107,140	83,045
6.75% Collateralized Par Bonds, Series W-A due 03/31/20	250,000	200,000
9.25% Bonds due 09/15/27	470,000	317,823

Total Foreign Government Obligations (cost: $24,920,678)		26,962,301

Loan Participations - .23%
Deutsche Bank AG, OAO Gazprom Loan Participation Nts., 9.50% due 02/19/03	165,000	165,578
Morocco (Kingdom of), Loan Participation Agreement, Tranche A, 2.563% due 01/05/09 (c)(f)	140,000	126,000

Total Loan Participations (cost: $289,840)		291,578

Corporate Bonds and Notes - 39.90%
Advertising - .17%
Lamar Advertising Co., 9.625% Sr. Unsec. Sub. Nts. due 12/01/06	100,000	103,250
RH Donnelley Finance Corp. I, 10.875% Sr. Sub. Nts. due 12/15/12 (a)	100,000	109,000
Aerospace & Defense - .39%
Alliant Techsystems, Inc., 8.50% Sr. Unsec. Sub. Nts. due 05/15/11	200,000	216,000
American Plumbing & Mechanical, Inc., 11.625% Sr. Sub. Nts., Series B due 10/15/08 (f)	75,000	21,750
BE Aerospace, Inc., 8.875% Sr. Unsec. Sub. Nts. due 05/01/11	100,000	73,500
K&F Industries, Inc., 9.625% Sr. Sub. Nts. due 12/15/10 (a)	50,000	50,875
SC International Services, Inc., 9.25% Sr. Sub. Nts., Series B due 09/01/07 (f)	50,000	30,000
TransDigm, Inc., 10.375% Sr. Unsec. Sub. Nts. due 12/01/08	100,000	103,500

Statements of Investments in Securities and Net Assets	December 31, 2002

Atlas Strategic Income Fund	(continued)

	face amount or units (j)	value (note 1)
Air Freight & Couriers - .03%
Atlas Air, Inc., 9.375% Sr. Unsec. Nts. due 11/15/06	$200,000	$41,500
Airlines - .15%
Amtran, Inc., 10.50% Sr. Nts. due 08/01/04	450,000	186,750
Airport Services - .03%
Budget Group, Inc., 9.125% Sr. Unsec. Nts. due 04/01/06 (b)	200,000	44,000
Alternative Carriers - .16%
360networks, Inc., 13.00% Sr. Unsec. Nts. due 05/01/08 (EUR) (b)(f)	50,000	131
COLO.com, Inc., 13.875% Sr. Nts. due 03/15/10 (a)(b)(f)	50,000	250
Focal Communications Corp.,
11.875% Sr. Unsec. Nts., Series B due 01/15/10 (b)(f)	10,000	200
0%/12.125% Sr. Unsec. Disc. Nts. due 02/15/08 (b)(d)(f)	20,000	400
Intermedia Communications, Inc., 0%/12.25% Sr. Disc. Nts., Series B due 03/01/09 (b)(d)(f)	50,000	6,500
Level 3 Communications, Inc., 0%/10.50% Sr. Disc. Nts. due 12/01/08 (d)	300,000	141,750
Metromedia Fiber Network, Inc., 10.00% Sr. Unsec. Nts., Series B due 11/15/08 (b)(f)	150,000	1,875
NorthPoint Communications Group, Inc., 12.875% Nts. due 02/15/10 (b)	50,000	7,500
Orion Network Systems, Inc., 12.50% Sr. Disc. Nts. due 01/15/07 (f)	200,000	52,500
Teligent, Inc., 11.50% Sr. Nts. due 12/01/07 (b)(f)	100,000	1
Viatel, Inc., 11.25% Sr. Sec. Nts. due 04/15/08 (b)	100,000	—
XO Communications, Inc.,
9.00% Sr. Unsec. Nts. due 03/15/08 (b)(f)	100,000	125
10.75% Sr. Unsec. Nts. due 11/15/08 (b)(f)	50,000	62
0%/12.25% Sr. Unsec. Disc. Nts. due 06/01/09 (b)(d)(f)	150,000	187
Aluminum - .30%
Century Aluminum Co., 11.75% Sr. Sec. Nts. due 04/15/08	100,000	97,000
Great Lakes Carbon Corp., 10.25% Sr. Sub. Nts., Series B due 05/15/08 (h)	135,000	95,850
Kaiser Aluminum & Chemical Corp.,
10.875% Sr. Nts., Series B due 10/15/06 (b)	250,000	167,500
12.75% Sr. Sub. Nts. due 02/01/03 (b)	400,000	30,000
Apparel & Accessories - .11%
Finlay Fine Jewelry Corp., 8.375% Sr. Nts. due 05/01/08	50,000	47,000
Gap, Inc. (The), 6.90% Unsec. Nts. due 09/15/07	50,000	48,750
Phillips-Van Heusen Corp., 9.50% Sr. Unsec. Sub. Nts. due 05/01/08	50,000	50,125
Auto Parts & Equipment - .75%
Collins & Aikman Floorcoverings, Inc., 9.75% Sr. Unsec. Sub. Nts. due 02/15/10	175,000	175,000
Collins & Aikman Products Co., 10.75% Sr. Unsec. Nts. due 12/31/11	100,000	95,250

Atlas Strategic Income Fund	(continued)

	face amount or units (j)	value (note 1)
Dana Corp., 9.00% Unsec. Nts. due 08/15/11	$240,000	$231,600
Dura Operating Corp., 9.00% Sr. Unsec. Sub. Nts., Series D due 05/01/09	300,000	273,000
Stoneridge, Inc., 11.50% Sr. Unsec. Nts. due 05/01/12	200,000	191,000
Automobile Manufacturers - .07%
Asbury Automotive Group, Inc., 9.00% Sr. Sub. Nts. due 06/15/12	100,000	87,000
Banks - 1.11%
Chohung Bank, 11.875% Sub. Nts. due 04/01/10 (c)	160,000	184,800
European Investment Bank, 3.00% Eligible Interest Nts. due 09/20/06 (JPY)	56,000,000	521,374
Hanvit Bank, 12.75% Unsec. Sub. Nts. due 03/01/10	228,000	266,190
Local Financial Corp., 11.00% Sr. Nts. due 09/08/04 (a)	50,000	51,500
Ongko International Finance Co. BV, 10.50% Sec. Nts. due 03/29/04 (a)(b)(f)	40,000	200
Tokai Preferred Capital Co. LLC, 9.98% Non-Cum. Bonds, Series A due 12/29/49 (a)(c)	240,000	210,606
Western Financial Bank, 9.625% Unsec. Sub. Debs. due 05/15/12 (f)	200,000	194,000
Broadcasting & Cable TV - 3.29%
Adelphia Communications Corp.,
10.25% Sr. Unsec. Nts. due 11/01/06 (b)	100,000	37,500
10.25% Sr. Unsec. Sub. Nts. due 06/15/11a (b)	200,000	77,000
10.875% Sr. Unsec. Nts. due 10/01/10 (b)	200,000	76,000
Albritton Communciations Co., 7.75% Sr. Sub. Nts. due 12/15/12 (a)	300,000	300,000
Chancellor Media Corp., 8.75% Sr. Unsec. Sub. Nts., Series B due 06/15/07 (f)	50,000	52,187
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.,
8.625% Sr. Unsec. Nts. due 04/01/09	50,000	22,250
0%/9.92% Sr. Unsec. Disc. Nts. due 04/01/11 (d)	300,000	105,000
10.75% Sr. Unsec. Nts. due 10/01/09	300,000	135,750
11.125% Sr. Unsec. Nts. due 01/15/11	100,000	45,250
Classic Cable, Inc., 10.50% Sr. Sub. Nts. due 03/01/10 (b)(f)	25,000	3,000
Comcast Cable Communications, Inc.,
6.75% Sr. Unsec. Unsub. Nts. due 01/30/11	250,000	260,121
8.875% Unsub. Nts. due 05/01/17	188,000	219,036
Corus Entertainment, Inc., 8.75% Sr. Sub. Nts. due 03/01/12	175,000	185,281
Cox Communications, Inc., 7.125% Unsec. Nts. due 10/01/12	333,000	369,874
CSC Holdings, Inc., 7.625% Sr. Unsec. Unsub. Nts., Series B due 04/01/11	150,000	140,812
Cumulus Media, Inc., 10.375% Sr. Unsec. Sub. Nts. due 07/01/08	50,000	53,812

The accompanying notes are an integral part of these financial statements.

Atlas Strategic Income Fund	(continued)

	face amount or units (j)	value (note 1)
Diamond Cable Communications plc, 11.75% Sr. Disc. Nts. due 12/15/05 (b)	$200,000	$18,000
EchoStar DBS Corp.,
9.375% Sr. Unsec. Nts. due 02/01/09	150,000	158,625
10.375% Sr. Unsec. Nts. due 10/01/07	100,000	108,250
Emmis Communications Corp.,
8.125% Sr. Unsec. Sub. Nts., Series B due 03/15/09	150,000	155,250
0%/12.50% Sr. Unsec. Disc. Nts. due 03/15/11 (d)	116,000	93,090
Entravision Communications Corp., 8.125% Sr. Unsec. Sub. Nts. due 03/15/09	175,000	182,000
Insight Midwest LP/Insight Capital, Inc., 9.75% Sr. Nts. due 10/01/09	100,000	95,000
Mediacom LLC/Mediacom Capital Corp., 9.50% Sr. Unsec. Nts. due 01/15/13	200,000	180,000
PanAmSat Corp., 8.50% Sr. Unsec. Nts. due 02/01/12	200,000	191,000
Radio One, Inc., 8.875% Sr. Unsec. Sub. Nts., Series B due 07/01/11	200,000	214,000
Shaw Communications, Inc., 8.54% Debs. due 09/30/27 (CAD)	80,000	33,066
Sinclair Broadcast Group, Inc.,
8.00% Sr. Sub. Nts. due 03/15/12	200,000	208,500
8.75% Sr. Sub. Nts. due 12/15/11	100,000	107,625
Spanish Broadcasting System, Inc., 9.625% Sr. Unsec. Sub. Nts. due 11/01/09	200,000	207,000
Telewest Communications plc, 0%/9.875% Sr. Disc. Nts. due 04/15/09 (GBP) (b)(d)(f)	100,000	30,588
United Pan-Europe Communications NV, 11.25% Sr. Nts., Series B due 11/01/09 (EUR) (b)	250,000	15,741
USA Interactive, 7.00% Nts. due 01/15/13 (a)	140,000	144,763
Building Products - .46%
Associated Materials, Inc., 9.75% Sr. Unsec. Sub. Nts. due 04/15/12	75,000	79,125
Nortek, Inc.,
9.125% Sr. Unsec. Nts., Series B due 09/01/07	400,000	410,000
9.875% Sr. Unsec. Sub. Nts. due 06/15/11	100,000	100,125
Casinos & Gaming - 1.87%
Apcoa, Inc., 9.25% Sr. Unsec. Sub. Nts. due 03/15/08 (f)	50,000	15,000
Aztar Corp., 9.00% Sr. Unsec. Sub. Nts. due 08/15/11	250,000	256,250
Boyd Gaming Corp., 8.75% Sr. Unsec. Sub. Nts. due 04/15/12	175,000	182,000
Coast Hotels & Casinos, Inc., 9.50% Sr. Sub. Nts. due 04/01/09	200,000	214,000
Hollywood Casino Corp., 11.25% Sr. Sec. Nts. due 05/01/07 (f)	150,000	162,000
Hollywood Park, Inc., 9.25% Sr. Unsec. Sub. Nts., Series B due 02/15/07	75,000	66,375
Isle of Capri Casinos, Inc., 9.00% Sr. Unsec. Nts. due 03/15/12	275,000	286,000
Jupiters Ltd., 8.50% Sr. Unsec. Nts. due 03/01/06	75,000	75,750

Atlas Strategic Income Fund	(continued)

	face amount or units (j)	value (note 1)
Mandalay Resort Group, 10.25% Sr. Unsec. Sub. Nts., Series B due 08/01/07	$100,000	$109,750
Penn National Gaming, Inc., 8.875% Sr. Sub. Nts. due 03/15/10	300,000	307,500
Station Casinos, Inc., 9.875% Sr. Unsec. Sub. Nts. due 07/01/10	200,000	217,000
Sun International Hotels Ltd., 8.875% Sr. Sub. Nts. due 08/15/11	300,000	306,000
Venetian Casino Resort LLC/Las Vegas Sands, Inc., 11.00% Bonds due 06/15/10 (a)	200,000	209,000
Commercial Printing - .14%
Mail-Well I Corp., 9.625% Sr. Unsec. Nts. due 03/15/12	200,000	178,000
Commodity Chemicals - .40%
Equistar Chemicals LP, 8.75% Sr. Unsec. Nts. due 02/15/09	200,000	175,000
Lyondell Chemical Co.,
9.50% Sec. Nts. due 12/15/08	100,000	93,000
9.625% Sr. Sec. Nts., Series A due 05/01/07	50,000	48,000
9.875% Sec. Nts., Series B due 05/01/07	200,000	192,000
Computer Storage & Peripherals - .08%
Seagate Tech Hdd Holdings, 8.00% Sr. Nts. due 05/15/09 (a)	100,000	103,500
Construction & Engineering - .35%
Integrated Electrical Services, Inc., 9.375% Sr. Sub. Nts., Series C due 02/01/09 (f)	300,000	276,000
URS Corp.,
11.50% due 09/15/09 (a)	100,000	89,000
12.25% Sr. Sub. Nts., Series B due 05/01/09	100,000	80,000
Construction & Farm Machinery - .41%
AGCO Corp., 9.50% Sr. Unsec. Nts. due 05/01/08	200,000	216,000
Terex Corp.,
8.875% Sr. Unsec. Sub. Nts. due 04/01/08	50,000	45,062
8.875% Sr. Unsec. Sub. Nts., Series C due 04/01/08	200,000	180,250
9.25% Sr. Unsec. Sub. Nts. due 07/15/11	100,000	91,125
Consumer Electronics - .04%
Rexnord Corp., 10.125% Sr. Sub. Nts. due 12/15/12 (a)	50,000	51,250
Consumer Finance - .06%
Finova Group, Inc. (The), 7.50% Nts. due 11/15/09	225,000	77,625
SBS Agro Finance BV, 10.25% due 07/21/49 (b)(f)	75,000	3,375
Department Stores - .31%
Saks, Inc.,
8.25% Sr. Unsec. Nts. due 11/15/08	300,000	298,500
9.875% Nts. due 10/01/11	100,000	104,500
Distillers & Vintners - .08%
Constellation Brands, Inc., 8.125% Sr. Sub. Nts. due 01/15/12	100,000	103,500
Diversified Chemicals - .41%
Berry Plastics Corp., 10.75% Sr. Sub. Nts. due 07/15/12	100,000	106,500
Compass Minerals Group, Inc., 10.00% Sr. Sub. Nts. due 08/15/11	100,000	109,500

Statements of Investments in Securities and Net Assets	December 31, 2002

Atlas Strategic Income Fund	(continued)

	face amount or units (j)	value (note 1)
Huntsman Corp./ICI Chemical Co. plc, Zero Coupon Sr. Unsec. Disc. Nts. due 12/31/09	$100,000	$22,500
Huntsman International LLC, 9.875% Sr. Unsec. Nts. due 03/01/09	175,000	175,000
ISP Holdings, Inc., 10.625% Sr. Sec. Nts. due 12/15/09	100,000	87,000
PCI Chemicals Canada, Inc., 10.00% Sr. Sec. Nts. due 12/31/08 (b)	27,619	19,333
Pioneer Cos., Inc., 4.90% Sr. Sec. Nts. due 12/31/06 (c)	9,206	6,352
Sterling Chemicals, Inc.,
10.00% Sr. Sec. Nts. due 12/19/07 (b)(h)	70,307	—
11.25% Sr. Sub. Nts. due 08/15/06 (b)	200,000	—
Diversified Commercial Services - .75%
Block Communications, Inc., 9.25% Sr. Sub. Nts. due 04/15/09	175,000	180,687
Coinmach Corp., 9.00% Sr. Unsec. Nts. due 02/01/10	150,000	157,312
Dyncorp, Inc., 9.50% Sr. Sub. Nts. due 03/01/07 (f)	50,000	51,750
Hydrochem Industrial Services, Inc., 10.375% Sr. Sub. Nts. due 08/01/07 (f)	50,000	37,562
Iron Mountain, Inc., 7.75% Sr. Unsec. Sub. Nts. due 01/15/15	200,000	200,000
Kindercare Learning Centers, Inc., 9.50% Sr. Sub. Nts. due 02/15/09	50,000	48,500
News America Holdings, Inc., 8.875% Sr. Unsec. Debs. due 04/26/23	185,000	205,270
Protection One, Inc./Protection One Alarm Monitoring, Inc., 7.375% Sr. Unsec. Nts. due 08/15/05	100,000	82,000
Diversified Financial Services - 2.56%
Boeing Capital Corp., 5.80% Bonds due 01/15/13	90,000	91,153
CIT Group, Inc., 7.75% Sr. Unsec. Unsub. Nts. due 04/02/12	140,000	157,242
Ford Motor Credit Co.,
7.25% Nts. due 10/25/11	426,000	413,934
7.375% Unsec. Nts. due 10/28/09	181,000	179,346
Fuji JGB Investment LLC,
9.87% Non-Cum. Bonds, Series A due 12/31/49 (a)(c)	235,000	208,557
9.87% Non-Cum. Bonds, Series A due 12/31/49 (c)	100,000	89,160
General Motors Acceptance Corp., 6.875% Unsec. Unsub. Nts. due 08/28/12	90,000	88,717
Household Finance Corp., 7.00% Nts. due 05/15/12	294,000	322,015
IBJ Preferred Capital Co. (The) LLC,
8.79% Bonds due 12/29/49 (a)(c)	425,000	359,475
8.79% Non-Cum. Bonds, Series A due 12/29/49 (c)	300,000	254,940
IPC Acquisition Corp., 11.50% Sr. Sub. Nts. due 12/15/09	100,000	86,000
JPMorgan Chase Bank (Nassau Branch), 1.572% Nts. due 04/28/03	305,000	307,318
LaBranche & Co., Inc., 12.00% Sr. Unsec. Sub. Nts. due 03/02/07	50,000	55,750

Atlas Strategic Income Fund	(continued)

	face amount or units (j)	value (note 1)
MDP Acquisitions PLC, 9.625% Sr. Nts. due 10/01/12 (a)	$100,000	$104,000
NiSource Finance Corp., 7.875% Sr. Unsec. Nts. due 11/15/10	148,000	162,656
Sprint Capital Corp., 8.375% Nts. due 03/15/12	100,000	99,500
Verizon Global Funding Corp., 7.375% Sr. Nts. due 09/01/12	270,000	310,646
Diversified Metals & Mining - .07%
P&L Coal Holdings Corp., 9.625% Sr. Sub. Nts., Series B due 05/15/08	81,000	85,556
Drug Retail - .09%
Delhaize America, Inc., 8.125% Unsec. Nts. due 04/15/11	118,000	114,165
Electric Utilities - 1.18%
AES Corp. (The),
8.75% Sr. Unsec. Unsub. Nts. due 06/15/08	150,000	87,750
8.875% Sr. Unsec. Nts. due 02/15/11	100,000	58,000
AES Drax Holdings Ltd., 10.41% Sr. Sec. Sub. Nts., Series B due 12/31/20	100,000	54,000
Caithness Coso Funding Corp., 9.05% Sr. Sec. Nts., Series B due 12/15/09	92,815	90,958
Calpine Corp.,
8.50% Sr. Unsec. Nts. due 02/15/11	600,000	261,000
8.75% Sr. Nts. due 07/15/07	75,000	32,625
Central Termica Guemes SA, 3.00% Unsec. Unsub. Bonds due 09/26/10 (b)(e)	45,000	3,600
CMS Energy Corp.,
8.50% Sr. Nts. due 04/15/11	100,000	87,000
9.875% Sr. Unsec. Nts. due 10/15/07	100,000	95,000
Consumers Energy Co., 7.375% Bonds due 09/15/23	100,000	96,844
Edison Mission Energy, 9.875% Sr. Unsec. Nts. due 04/15/11	100,000	47,000
Edison Mission Energy, 10.00% Sr. Unsec. Nts. due 08/15/08	350,000	168,000
FirstEnergy Corp., 7.375% Sr. Unsec. Unsub. Nts., Series C due 11/15/31	261,000	253,009

Western Resources, Inc., 9.75% Sr. Unsec. Nts. due 05/01/07	200,000	182,000
Electrical Components & Equipment - .30%
Dayton Superior Corp., 13.00% Sr. Unsec. Sub. Nts. due 06/15/09	50,000	43,000
El Paso Energy Partners, 10.625% Sr. Sub. Nts. due 12/01/12 (a)	100,000	102,250
Petroliam Nasional Berhad (Pertronas), 7.125% Unsec. Unsub. Nts. due 10/18/06 (a)	140,000	156,668
UCAR Finance, Inc., 10.25% Sr. Unsec. Nts. due 02/15/12	100,000	79,500
Electronic Equipment & Instruments - .57%
ChipPAC International Co. Ltd., 12.75% Sr. Unsec. Sub. Nts., Series B due 08/01/09	200,000	210,000
Flextronics International Ltd., 9.875% Sr. Unsec. Sub. Nts. due 07/01/10	100,000	107,750
Ingram Micro, Inc., 9.875% Sr. Unsec. Sub. Nts. due 08/15/08	300,000	316,500
PerkinElmer, Inc., 8.875% Sr. Sub. Nts. due 01/15/13 (a)	100,000	98,500

The accompanying notes are an integral part of these financial statements.

Atlas Strategic Income Fund	(continued)

	face amount or units (j)	value (note 1)
Employment Services - .02%
Comforce Operating, Inc., 12.00% Sr. Nts., Series B due 12/01/07 (f)	$50,000	$22,500
Environmental Services - .62%
Allied Waste North America, Inc.,
8.50% Sr. Sub. Nts. due 12/01/08	300,000	301,500
9.25% Sr. Nts. due 09/01/12 (a)	350,000	358,750
IT Group, Inc., 11.25% Sr. Unsec. Sub. Nts., Series B due 04/01/09 (b)(f)	100,000	130
Safety-Kleen Corp., 9.25% Sr. Unsec. Nts. due 05/15/09 (b)(f)	150,000	6,000
Synagro Technologies, Inc., 9.50% due 04/01/09	75,000	78,188
Waste Management, Inc., 6.375% Nts. due 11/15/12 (a)	54,000	55,569
Food Distributors - .12%
Fleming Cos., Inc.,
10.125% Sr. Unsec. Nts. due 04/01/08	100,000	86,000
10.625% Sr. Unsec. Sub. Nts., Series D due 07/31/07	100,000	65,000
Food Retail - .23%
Great Atlantic & Pacific Tea Co., Inc. (The), 9.125% Sr. Nts. due 12/15/11	100,000	73,000
Pantry, Inc. (The), 10.25% Sr. Sub. Nts. due 10/15/07	50,000	44,875
Pathmark Stores, Inc., 8.75% Sr. Sub. Nts. due 02/01/12	200,000	184,000
Forest Products - .18%
Ainsworth Lumber Co. Ltd.,
12.50% Sr. Nts. due 07/15/07	100,000	104,000
13.875% Sr. Sec. Nts. due 07/15/07	100,000	107,000
Doman Industries Ltd., 8.75% Sr. Nts. due 03/15/04 (b)	200,000	25,000
Gas Utilities - .16%
AmeriGas Partners LP/AmeriGas Eagle Finance Corp.,
8.875% Sr. Nts., Series C due 05/20/11 (a)	50,000	52,000
8.875% Sr. Unsec. Nts. due 05/20/11	150,000	156,000
Health Care Distributors & Services - 1.05%
aaiPharma, Inc., 11.00% Sr. Unsec. Sub. Nts. due 04/01/10	125,000	125,000
AmerisourceBergen Corp., 7.25% Sr. Nts. due 11/15/12 (a)	100,000	102,500
Fresenius Medical Care Capital Trust II, 7.875% Nts. due 02/01/08	100,000	98,500
Fresenius Medical Care Capital Trust III, 7.375% Nts. due 02/01/08 (DEM)	10,000	9,969
Fresenius Medical Care Capital Trust IV, 7.875% Trust Preferred Nts. due 06/15/11	400,000	388,000
Hanger Orthopedic Group, Inc., 10.375% Sr. Nts. due 02/15/09	75,000	77,625
Healthsouth Corp., 7.625% Unsec. Nts. due 06/01/12	200,000	165,000
NDCHealth Corp., 10.50% Sr. Sub. Nts. due 12/01/12 (a)	100,000	100,000
Tenet Healthcare Corp., 6.375% Sr. Unsec. Nts. due 12/01/11	277,000	249,300
Unilab Corp., 12.75% Sr. Sub. Nts. due 10/01/09 (f)	33,000	38,445

Atlas Strategic Income Fund	(continued)

	face amount or units (j)	value (note 1)
Health Care Equipment - .30%
Fisher Scientific International, Inc.,
8.125% Sr. Sub. Nts. due 05/01/12	$175,000	$181,125
9.00% Sr. Unsec. Sub. Nts. due 02/01/08	100,000	104,250
Medquest, Inc., 11.875% Sr. Sub. Nts. due 08/15/12 (a)	100,000	97,500
Health Care Facilities - .16%
Extendicare Health Services, Inc., 9.50% Sr. Nts. due 07/01/10 (a)	100,000	97,000
Triad Hospitals, Inc., 8.75% Sr. Unsec. Nts., Series B due 05/01/09	100,000	107,125
Health Care Supplies - .27%
Sybron Dental Specialties, Inc., 8.125% Unsec. Sub. Nts. due 06/15/12	150,000	151,500
Vanguard Health Systems, Inc., 9.75% Sr. Unsec. Sub. Nts. due 08/01/11	200,000	191,000
Homebuilding - 1.41%
Beazer Homes USA, 8.375% Sr. Unsec. Nts. due 04/15/12	75,000	77,250
D.R. Horton, Inc.,
7.875% Sr. Nts. due 08/15/11	200,000	195,000
9.375% Sr. Unsec. Sub. Nts. due 03/15/11	100,000	100,500
9.75% Sr. Sub. Nts. due 09/15/10	75,000	76,875
Del Webb Corp., 10.25% Sr. Unsec. Sub. Nts. due 02/15/10	100,000	109,000
K. Hovnanian Enterprises, Inc., 8.875% Sr. Unsec. Sub. Nts. due 04/01/12	175,000	167,125
KB Home,
7.75% Sr. Nts. due 10/15/04	100,000	102,000
8.625% Sr. Sub. Nts. due 12/15/08	250,000	258,750
9.50% Sr. Unsec. Sub. Nts. due 02/15/11	100,000	106,000
Standard Pacific Corp., 9.25% Sr. Sub. Nts. due 04/15/12	100,000	96,500
WCI Communities, Inc., 9.125% Sr. Sub. Nts. due 05/01/12	175,000	157,500
Williams Scotsman, Inc., 9.875% Sr. Unsec. Nts. due 06/01/07	400,000	370,000
Hotels - 1.13%
Capstar Hotel Co., 8.75% Sr. Sub. Nts. due 08/15/07	25,000	16,750
Florida Panthers Holdings, Inc., 9.875% Sr. Sub. Nts. due 04/15/09	150,000	156,000
Hilton Hotels Corp., 7.625% Nts. due 12/01/12	100,000	100,985
Intrawest Corp., 9.75% Sr. Nts. due 08/15/08	75,000	76,500
John Q Hamons Hotels, Inc., 8.875% Sr. Nts., Series B due 05/15/12	100,000	100,500
Mohegan Tribal Gaming Authority,
8.00% Sr. Unsec. Sub. Nts. due 04/01/12	400,000	417,000
8.125% Sr. Nts. due 01/01/06	100,000	105,250
8.375% Sr. Sub. Nts. due 07/01/11	200,000	210,250
8.75% Sr. Unsec. Sub. Nts. due 01/01/09	50,000	52,500
Prime Hospitality Corp., 8.375% Sr. Unsec. Sub. Nts. due 05/01/12	175,000	169,750
Vail Resorts, Inc., 8.75% Sr. Unsec. Sub. Nts. due 05/15/09	50,000	51,250
Household Appliances - .08%
Blount, Inc., 13.00% Sr. Sub. Nts. due 08/01/09	50,000	31,125

Statements of Investments in Securities and Net Assets	December 31, 2002

Atlas Strategic Income Fund	(continued)

	face amount or units (j)	value (note 1)
Salton, Inc., 10.75% Sr. Unsec. Sub. Nts. due 12/15/05	$75,000	$72,844
Household Products - .36%
AKI Holdings Corp., 0%/13.50% Sr. Disc. Debs. due 07/01/09 (d)	50,000	42,563
AKI, Inc., 10.50% Sr. Unsec. Nts. due 07/01/08	100,000	97,125
Playtex Products, Inc., 9.375% Sr. Unsec. Sub. Nts. due 06/01/11	250,000	276,250
Revlon Consumer Products Corp., 12.00% Sr. Sec. Nts. due 12/01/05	50,000	48,250
Styling Technology Corp., 10.875% Sr. Unsec. Sub. Nts. due 07/01/08 (b)(f)	35,000	—
Industrial Conglomerates - .35%
Great Lakes Dredge & Dock Corp., 11.25% Sr. Unsec. Sub. Nts. due 08/15/08	110,000	114,538
Tyco International Group SA, 6.375% Nts. due 10/15/11	360,000	336,600
Industrial Machinery - .45%
Actuant Corp., 13.00% Sr. Sub. Nts. due 05/01/09	32,000	37,440
Cummins, Inc., 9.50% Sr. Nts. due 12/01/10 (a)	50,000	53,250
Eagle-Picher Industries, Inc., 9.375% Sr. Unsec. Sub. Nts. due 03/01/08 (f)	100,000	70,500
Insilco Corp., 12.00% Sr. Sub. Nts. due 08/15/07 (b)	50,000	1,000
NMHG Holding Co., 10.00% Unsec. Nts. due 05/15/09	100,000	100,000
Roller Bearing Co. of America, Inc., 9.625% Sr. Sub. Notes, Series B due 06/15/07	125,000	117,656
SPX Corp., 7.50% Sr. Nts. due 01/01/13	200,000	202,750
Integrated Oil & Gas - .58%
Pemex Project Funding Master Trust, 8.50% Unsec. Unsub. Nts. due 02/15/08	130,000	144,950
Petroleos Mexicanos, 0%/7.375% Unsec. Nts. due 08/13/07 (ITL) (d)(f)	170,000,000	97,119
Petronas Capital Ltd.,
7.875% Nts. due 05/22/22 (a)	160,000	171,907
7.875% Nts. due 05/22/22	240,000	259,800
Williams Cos., Inc. (The), 7.125% Nts. due 09/01/11	100,000	65,500
Integrated Telecommunication Services - .40%
Adelphia Business Solutions, Inc., 12.00% Sr. Sub. Nts. due 11/01/07 (b)(f)	50,000	125
France Telecom SA, 9.25% Sr. Unsec. Nts. due 03/01/11 (m)	305,000	352,662
NTL Communications Corp., 0%/9.75% Sr. Unsec. Nts., Series B due 04/15/09 (GBP) (b)(d)	200,000	30,588
NTL, Inc., 0%/10.75% Sr. Unsec. Unsub. Nts., Series B due 04/01/08 (GBP) (b)(d)(f)	200,000	30,588
Qwest Corp., 8.875% Unsec. Unsub. Nts. due 03/15/12 (a)	100,000	97,000
Internet Retail - .21%
Amazon.com, Inc., 0%/10.00% Sr. Unsec. Disc. Nts. due 05/01/08 (d)	275,000	275,000

Atlas Strategic Income Fund	(continued)

	face amount or units (j)	value (note 1)
Internet Software & Services - .01%
Exodus Communications, Inc., 10.75% Sr. Nts. due 12/15/09 (EUR) (b)(f)	$100,000	$4,722
PSINet, Inc., 11.00% Sr. Nts. due 08/01/09 (b)(f)	91,928	2,758
Leisure Facilities - .42%
Park Place Entertainment Corp., 7.875% Sr. Sub. Nts. due 03/15/10	100,000	101,750
Premier Cruise Ltd., 11.00% Sr. Nts. due 03/15/08 (a)(b)	50,000	—
Premier Parks, Inc.,
9.75% Sr. Nts. due 06/15/07	150,000	145,500
0%/10.00% Sr. Disc. Nts. due 04/01/08 (d)	300,000	290,250
Life & Health Insurance - .02%
Conseco, Inc., 10.75% Sr. Unsec. Nts. due 06/15/09 (a)	100,000	25,000
Managed Health Care - .59%
Magellan Health Services, Inc., 9.375% Sr. Nts. due 11/15/07 (a)	200,000	158,000
PacifiCare Health Systems, 10.75% Sr. Unsec. Unsub. Nts. due 06/01/09	300,000	321,000
Rotech Healthcare, Inc., 9.50% Sr. Sub. Nts. due 04/01/12 (a)	175,000	175,219
US Oncology, Inc., 9.625% Sr. Sub. Nts. due 02/01/12	100,000	101,500
Marine - .21%
CP Ships Ltd., 10.375% Sr. Unsec. Nts. due 07/15/12	150,000	157,500
Millenium Seacarriers, Inc., 12.00% Sr. Sec. Nts. due 07/15/05 (b)(f)(i)	100,000	50,000
Navigator Gas Transport plc, 10.50% First Priority Ship Mtg. Nts. due 06/30/07 (a)	25,000	7,563
Stena AB, 9.625% Sr. Nts. due 12/01/12 (a)	50,000	51,625
Meat, Poultry & Fish - .16%
American Seafoods Group LLC, 10.125% Sr. Unsec. Sub. Nts. due 04/15/10	100,000	102,000
Smithfield Foods, Inc., 7.625% Sr. Unsec. Sub. Nts. due 02/15/08	100,000	97,500
Metal & Glass Containers - 1.37%
Ball Corp.,
6.875% Sr. Nts. due 12/15/12 (a)	50,000	50,188
7.75% Sr. Unsec. Nts. due 08/01/06 (f)	50,000	52,500
8.25% Sr. Unsec. Sub. Nts. due 08/01/08	50,000	52,625
Graphic Packaging Corp., 8.625% Unsec. Sub. Nts. due 02/15/12	350,000	368,375
Owens-Brockway Glass Container, Inc.,
8.75% Sr. Sec. Nts. due 11/15/12 (a)	150,000	152,250
8.75% Sr. Sec. Nts. due 11/15/12 (a)	100,000	101,500
8.875% Sr. Sec. Nts. due 02/15/09	100,000	103,000
Riverwood International Corp.,
10.625% Sr. Unsec. Nts. due 08/01/07	300,000	310,500
10.875% Sr. Sub. Nts. due 04/01/08	100,000	100,500
Silgan Holdings, Inc., 9.00% Sr. Sub. Debs. due 06/01/09	100,000	104,250
Stone Container Corp.,
8.375% Sr. Unsec. Nts. due 07/01/12	100,000	102,500
9.25% Sr. Unsec. Nts. due 02/01/08	50,000	52,875
9.75% Sr. Unsec. Nts. due 02/01/11	100,000	107,000

The accompanying notes are an integral part of these financial statements.

Atlas Strategic Income Fund	(continued)

	face amount or units (j)	value (note 1)
TriMas Corp., 9.875% Sr. Sub. Nts. due 06/15/12 (a)	$100,000	$99,000
Movies & Entertainment - .70%
AMC Entertainment, Inc., 9.50% Sr. Unsec. Sub. Nts. due 02/01/11	100,000	98,500
AOL Time Warner, Inc., 6.875% Nts. due 05/01/12	390,000	411,880
Regal Cinemas, Inc., 9.375% Sr. Unsec. Sub. Nts., Series B due 02/01/12	100,000	106,500
Six Flags, Inc., 8.875% Sr. Nts. due 02/01/10	300,000	282,000
Multi-Utilities - .03%
Dynegy Holdings, Inc., 8.75% Sr. Nts. due 02/15/12	100,000	35,000
Networking Equipment - .00%
CellNet Data Systems, Inc., 0%/14.00% Sr. Unsec. Disc. Nts. due 10/01/07 (b)(d)	45,000	—
Office Electronics - .02%
ASAT Finance LLC, 12.50% Sr. Unsec. Nts. due 11/01/06	32,500	24,375
Office Services & Supplies - .07%
Buhrmann US, Inc., 12.25% Sr. Unsec. Sub. Nts. due 11/01/09	100,000	93,000
Oil & Gas Drilling - .45%
Ocean Rig Norway AS, 10.25% Sr. Sec. Nts. due 06/01/08	300,000	270,000
Universal Compression Holdings, Inc., 0%/9.875% Sr. Disc. Nts. due 02/15/08 (d)(f)	200,000	206,000
Westport Resources Corp., 8.25% Sr. Sub. Nts. due 11/01/11 (a)	100,000	105,000
Oil & Gas Equipment & Services - .52%
Grant Geophysical, Inc., 9.75% Sr. Unsec. Nts., Series B due 02/15/08 (f)	90,000	22,275
Hanover Equipment Trust, 8.50% Sr. Sec. Nts., Trust 2001, Cl. A due 09/01/08 (a)	100,000	97,500
Hornbeck-Leevac Marine Services, Inc., 10.625% Sr. Nts. due 08/01/08	250,000	263,750
Leviathan Gas Pipeline Partners LP/Leviathan Finance Corp., 10.375% Sr. Unsec. Sub. Nts., Series B due 06/01/09 (f)	200,000	203,000
Petroleum Helicopters, Inc., 9.375% Sr. Nts. due 05/01/09	75,000	78,844
Oil & Gas Exploration & Production - .76%
Chesapeake Energy Corp.,
7.75% Sr. Nts. due 01/15/15 (a)	100,000	99,500
8.125% Sr. Unsec. Nts. due 04/01/11	200,000	206,000
Forest Oil Corp., 7.75% Sr. Unsec. Nts. due 05/01/14	175,000	178,500
Pioneer Natural Resource Co., 7.50% Sr. Nts. due 04/15/12	200,000	216,257
Stone Energy Corp., 8.75% Sr. Sub. Nts. due 09/15/07 (f)	85,000	88,400
XTO Energy, Inc., 7.50% Sr. Nts. due 04/15/12	175,000	185,938
Oil & Gas Refining & Marketing - .09%
Frontier Oil Corp., 11.75% Sr. Nts. due 11/15/09	50,000	51,500
Giant Industries, Inc., 11.00% Sr. Unsec. Sub. Nts. due 05/15/12	100,000	67,000

Atlas Strategic Income Fund	(continued)

	face amount or units (j)	value (note 1)
Packaged Foods - .56%
Aurora Foods, Inc., 8.75% Sr. Sub. Nts., Series B due 07/01/08	$100,000	$48,500
Burns Philp Capital Pty Ltd., 9.75% due 07/15/12 (a)	100,000	96,000
Del Monte Corp., 8.625% Sr. Sub. Nts. due 12/15/12 (a)	100,000	102,000
Doane Pet Care Co., 9.75% Sr. Unsec. Sub. Nts. due 05/15/07	50,000	39,250
Dole Food Co., Inc., 7.25% Sr. Nts. due 05/01/09	200,000	193,694
Sparkling Spring Water Group Ltd., 11.50% Sr. Sec. Sub. Nts. due 11/15/07 (f)	50,000	52,750
United Biscuits Finance plc, 10.75% Sr. Sub. Nts. due 04/15/11 (GBP) (f)	100,000	181,013
Paper Packaging - .13%
Packaging Corp. of America, 9.625% Sr. Unsec. Sub. Nts. due 04/01/09	150,000	160,875
Paper Products - .56%
Abitibi-Consolidated, Inc., 8.55% Unsec. Bonds due 08/01/10	75,000	83,240
Fort James Corp., 6.875% Sr. Nts. due 09/15/07	200,000	190,000
Georgia-Pacific Corp., 8.125% Sr. Unsec. Nts. due 05/15/11	400,000	380,000
U.S. Timberlands Co. LP, 9.625% Sr. Nts. due 11/15/07	100,000	60,500
Pharmaceuticals - .11%
Pfizer, Inc., 0.80% Unsec. Bonds, Series INTL due 03/18/08 (JPY)	17,000,000	145,588
Precious Metals & Minerals - .00%
Centaur Mining & Exploration Ltd., 11.00% Sr. Nts. due 12/01/07 (b)(f)	25,000	375
Publishing & Printing - .42%
Dex Media East, 9.875% Sr. Nts. due 11/15/09 (a)	100,000	107,000
Hollinger International Publishing, Inc., 9.00% Sr. Nts. due 12/15/10 (a)	200,000	201,750
News America, Inc., 7.625% Sr. Debs. due 11/30/28	40,000	40,840
WRC Media, Inc./Weekly Reader Corp./Compass Learning Corp., 12.75% Sr. Sub. Nts. due 11/15/09	200,000	196,000
Railroads - .08%
Kansas City Southern Railway Co. (The), 7.50% Sr. Unsec. Nts. due 06/15/09	100,000	105,500
Real Estate Investment Trusts - .83%
Felcor Lodging LP, 8.50% Sr. Nts. due 06/01/11	200,000	197,000
Host Marriott LP 9.50% Sr. Nts. due 01/15/07	100,000	101,500
MeriStar Hospitality Corp.,
8.75% Sr. Unsec. Sub. Nts. due 08/15/07	50,000	33,500
9.125% Sr. Unsec. Nts. due 01/15/11	650,000	565,500
Saul (B.F.) Real Estate Investment Trust, 9.75% Sr. Sec. Nts., Series B due 04/01/08 (f)	165,000	163,763

Statements of Investments in Securities and Net Assets	December 31, 2002

Atlas Strategic Income Fund	(continued)

	face amount or units (j)	value (note 1)
Real Estate Management & Development - .15%
CB Richard Ellis Services, Inc., 11.25% Sr. Unsec. Sub. Nts. due 06/15/11	$100,000	$92,000
Corrections Corp. of America, 9.875% Sr. Nts. due 05/01/09 (a)	100,000	106,000
Restaurants - .07%
Buffets, Inc., 11.25% Sr. Sub. Nts. due 07/15/10 (a)	100,000	94,500
Semiconductor Equipment - .07%
Amkor Technology, Inc., 9.25% Sr. Unsec. Sub. Nts. due 02/15/08	100,000	84,500
Semiconductors - .04%
Fairchild Semiconductor Corp., 10.375% Sr. Unsec. Nts. due 10/01/07	50,000	52,500
Soft Drinks - .02%
Packaged Ice, Inc., 9.75% Sr. Unsec. Nts., Series B due 02/01/05	25,000	19,531
Specialty Chemicals - .08%
OM Group, Inc., 9.25% Sr. Sub. Nts. due 12/15/11	100,000	54,000
Unifrax Investment Corp., 10.50% Sr. Nts. due 11/01/03 (f)	48,000	48,060
Specialty Stores - .67%
AutoNation, Inc., 9.00% Sr. Unsec. Nts. due 08/01/08	200,000	202,000
CSK Auto, Inc., 12.00% Sr. Unsec. Nts. due 06/15/06	100,000	107,000
Eye Care Centers of America, Inc., 9.125% Sr. Unsec. Sub. Nts. due 05/01/08	25,000	20,750
Finlay Enterprises, Inc., 9.00% Debs. due 05/01/08	100,000	88,000
Hollywood Entertainment Corp., 9.625% Sr. Sub. Nts. due 03/15/11	100,000	102,000
Petco Animal Supplies, Inc., 10.75% Sr. Sub. Nts. due 11/01/11	50,000	55,063
United Auto Group, Inc., 9.625% Sr. Sub. Nts. due 03/15/12 (a)	75,000	72,750
United Rentals (North America), Inc., 10.75% Sr. Unsec. Nts. due 04/15/08	150,000	149,250
United Rentals, Inc., 9.00% Sr. Unsec. Sub. Nts., Series B due 04/01/09	75,000	59,813
Steel - .68%
AK Steel Corp., 7.875% Sr. Unsec. Nts. due 02/15/09	50,000	50,500
California Steel Industries Corp., 8.50% Sr. Unsec. Nts., Series B due 04/01/09	75,000	75,563
Jorgensen (Earle M.) Co., 9.75% Sr. Unsec. Nts. due 06/01/12	100,000	101,750
Metallurg, Inc., 11.00% Sr. Nts. due 12/01/07	150,000	107,250
National Steel Corp., 9.875% First Mtg. Bonds, Series D due 03/01/09 (b)	150,000	58,313
Oregon Steel Mills, Inc., 10.00% Nts. due 07/15/09 (a)	100,000	101,500
Steel Dynamics, Inc., 9.50% Sr. Unsec. Nts. due 03/15/09	175,000	183,313
United States Steel LLC, 10.75% Sr. Nts. due 08/01/08	200,000	197,000

Atlas Strategic Income Fund	(continued)

	face amount or units (j)	value (note 1)
Textiles - .18%
Levi Strauss & Co., 12.25% Sr. Nts. due 12/15/12 (a)	$150,000	$147,000
Russell Corp., 9.25% Sr. Unsec. Nts. due 05/01/10	75,000	80,250
Wireless Telecommunication Services - 5.06%
Alamosa Delaware, Inc., 12.50% Sr. Unsec. Nts. due 02/01/11	100,000	30,000
American Cellular Corp., 9.50% Sr. Sub. Nts. due 10/15/09	300,000	57,000
Crown Castle International Corp.,
0%/10.375% Sr. Disc. Nts. due 05/15/11 (d)	350,000	227,500
0%/10.625% Sr. Unsec. Disc. Nts. due 11/15/07 (d)	75,000	67,500
Deutsche Telekom International Finance BV, 8.50% Unsec. Unsub. Bonds due 06/15/10	90,000	103,656
JPMorgan Hydi - Nov 2007, 8.75% Nts. due 11/15/07 (a)	4,465,000	4,498,488
Leap Wireless International, Inc., 0%/14.50% Sr. Unsec. Disc. Nts. due 04/15/10 (d)	300,000	27,000
Microcell Telecommunications, Inc., 0%/11.125% Sr. Disc. Nts., Series B due 10/15/07 (CAD) (d)(f)	100,000	1,741
Nextel Communications, Inc.,
9.375% Sr. Unsec. Nts. due 11/15/09	300,000	271,500
0%/10.65% Sr. Disc. Nts. due 09/15/07 (d)	300,000	286,500
Nextel Partners, Inc., 11.00% Sr. Unsec. Nts. due 03/15/10	50,000	42,500
Orbcomm Global LP (Escrow), Zero Coupon due 08/15/04 (b)	75,000	—
Rogers Communications, Inc., 8.75% Sr. Nts. due 07/15/07 (CAD)	100,000	60,135
Rural Cellular Corp., 9.625% Sr. Sub. Nts., Series B due 05/15/08	100,000	60,000
SBA Communications Corp., 0%/12.00% Sr. Unsec. Disc. Nts. due 03/01/08 (d)	300,000	159,000
TeleCorp PCS, Inc.,
10.625% Sr. Unsec. Sub. Nts. due 07/15/10	130,000	139,750
0%/11.625% Sr. Unsec. Sub. Disc. Nts. due 04/15/09 (d)	33,000	31,103
Tritel PCS, Inc.,
10.375% Sr. Sub. Nts. due 01/15/11	65,000	69,550
0%/12.75% Sr. Unsec. Sub. Disc. Nts. due 05/15/09 (d)	33,000	30,690
Triton PCS, Inc., 8.75% Sr. Unsec. Sub. Nts. due 11/15/11	100,000	81,000
US Unwired, Inc., 0%/13.375% Sr. Unsec. Sub. Disc. Nts., Series B due 11/01/09 (d)	300,000	18,000
VoiceStream Wireless Corp., 10.375% Sr. Unsec. Nts. due 11/15/09	225,377	236,646

Total Corporate Bonds and Notes (cost: $57,096,943)		51,245,572

The accompanying notes are an integral part of these financial statements.

Atlas Strategic Income Fund	(continued)

	shares	value (note 1)
Common Stocks - .02%
Covad Communications Group, Inc. (b)	4,132	$3,884
Equinix, Inc. (b)	795	4,531
Focal Communications Corp. (b)	596	30
ICO Global Communication Holdings Ltd. (b)	3,007	3,608
Metrocall Holdings, Inc. (b)	45	11
OpTel, Inc. (a)(b)	85	1
Orbital Sciences Corp. (b)	171	722
Paxson Communications Corp. (b)	37,818	—
Pioneer Cos., Inc. (b)(f)	1,786	3,572
Prandium, Inc. (b)	3,625	1,087
Southern Pacific Funding Corp., Liquidating Trust (b)(f)	52,418	—
Sterling Chemicals, Inc. (b)	244	—
TVMAX Holdings, Inc. (b)(f)	250	1,000
Viatel Holding Ltd. (Bermuda) (b)(f)	392	200
Viatel, Inc. (b)	401	—
WRC Media Corp. (a)(b)(f)	270	3

Total Common Stocks (cost: $613,819)		18,649

Preferred Stocks - .20%
BankUnited Capital Trust, 10.25% Capital Securities, 12/31/26 (f)	100,000	100,125
e.spire Communications, Inc., 12.75% Jr. Redeemable, Non-Vtg. (f)(h)	62	1
Eagle-Picher Holdings, Inc., 0%/11.75% Cum. Exchangeable, Series B, Non-Vtg. (d)	10	20,000
ICG Holdings, Inc., 14.25% Exchangeable, Non-Vtg. (f)(h)	43	—
Metrocall Holdings, Inc., 15% Cum., Series A	39	2
Nebco Evans Holdings, Inc., 11.25% Sr. Redeemable Exchangeable, Non-Vtg. (h)	1,209	12
Paxson Communications Corp., 13.25% Cum. Jr. Exchangeable, Non-Vtg. (h)	6	296
Rural Cellular Corp., 11.375% Cum. Sr., Series B, Non-Vtg. (h)	53	13,250
SF Holdings Group, Inc., 13.75% Exchangeable, Non-Vtg. (h)	130,812	—
Sovereign Real Estate Investment Trust, 12% Non-Cum., Series A (a)(f)	114,000	126,540
XO Communications, Inc. (b)	2,761	—

Total Preferred Stocks (cost: $575,584)		260,226

	face amount or units (j)
Rights, Warrants and Certificates - .28%
ASAT Finance LLC Wts., Exp. 11/1/06 (f)	50	50
Charles River Laboratories International, Inc. Wts., Exp. 10/1/09 (f)	100	18,500
Chesapeake Energy Corp. Wts., Exp. 1/23/03	1,304	—
Chesapeake Energy Corp. Wts., Exp. 5/1/05	1017	—
Chesapeake Energy Corp. Wts., Exp. 9/1/04	267	—
COLO.com, Inc. Wts., Exp. 3/15/10 (a)(f)	50	—
Comunicacion Celular SA Wts., Exp. 11/15/03 (f)	100	1
Convergent Communications, Inc. Wts., Exp. 4/1/08 (f)	100	1
Equinix, Inc. Wts., Exp. 12/1/07 (i)	50	—

Atlas Strategic Income Fund	(continued)

	face amount or units (j)	value (note 1)
Grove Investors, Inc., Tranche A Wts., Exp. 9/14/08	124	$—
Grove Investors, Inc., Tranche B Wts., Exp. 9/14/08	124	—
HF Holdings, Inc. Wts., Exp. 9/27/09 (f)	361	361
Horizon PCS, Inc. Wts., Exp. 10/1/10 (a)(f)	200	10
ICO Global Communication Holdings Ltd. Wts., Exp. 5/16/06 (f)	755	1
Insilco Corp. Wts., Exp. 8/15/07 (f)	20	—
KMC Telecom Holdings, Inc. Wts., Exp. 4/15/08 (a)(f)	100	1
Leap Wireless International, Inc. Wts., Exp. 4/15/10 (f)	50	—
Long Distance International, Inc. Wts., Exp. 4/15/08	50	1
Loral Space & Communications Ltd. Wts., Exp. 1/15/07 (f)	100	1
Mexico Value Rts., Exp. 6/30/03 (f)	1,253,000	3,133
Millenium Seacarriers, Inc. Wts., Exp. 7/15/05 (a)(f)	100	1
Morgan Stanley Dean Witter & Co. Wts., Exp. 6/5/03	35,950	321,134
Ntelos, Inc. Wts., Exp. 8/15/10 (f)	50	75
Occidente y Caribe Celular SA Wts., Exp. 3/15/04 (f)	400	4
Pathmark Stores, Inc. Wts., Exp. 9/19/10	970	747
PLD Telekom, Inc. Wts., Exp. 6/1/06	50	—
Price Communications Corp. Wts., Exp. 8/1/07 (f)	516	20,640
Sterling Chemicals, Inc. Wts., Exp. 12/31/07	395	—
Venezuela (Republic of) Wts., Exp. 4/1/20	2,800	—
Verado Holdings, Inc., Cl. B Wts., Exp. 4/15/08 (f)	75	1

Total Rights, Warrants and Certificates (cost: $395,194)		364,662

Structured Instruments - 1.99%
Credit Suisse First Boston Corp. (Nassau Branch), US Dollar/Philippine Peso Linked Nts. 12.50% due 03/15/12	$285,000	274,882
Credit Suisse First Boston Corp. (New York Branch), Russian Obligatzii Federal’nogo Zaima Linked Nts.,
Series 27006 10.027% due 01/22/03 (RUB) (c)(f)	1,245,410	29,172
Series 27006 10.027% due 01/22/03 (RUB) (c)(f)	63,050	1,477
Series 27007 10.027% due 02/05/03 (RUB) (c)(f)	1,929,330	45,151
Series 27007 10.027% due 02/05/03 (RUB) (c)(f)	63,050	1,476
Series 27008 10.027% due 05/21/03 (RUB) (c)(f)	836,330	19,443
Series 27008 10.027% due 05/21/03 (RUB) (f)	63,050	1,466
Series 27009 10.027% due 06/04/03 (RUB) (c)(f)	950,490	22,081
Series 27009 10.027% due 06/04/03 (RUB) (c)(f)	63,050	1,465
Series 27009 10.027% due 06/04/03 (RUB) (f)	742,110	17,240

Statements of Investments in Securities and Net Assets	December 31, 2002

Atlas Strategic Income Fund	(continued)

	face amount or units (j)	value (note 1)
Series 27010 10.027% due 09/17/03 (RUB) (c)(f)	$516,270	$11,917
Series 27010 10.027% due 09/17/03 (RUB) (c)(f)	896,820	20,701
Series 27011 10.027% due 10/08/03 (RUB) (c)(f)	904,990	20,833
Series 27011 10.027% due 10/08/03 (RUB) (c)(f)	63,050	1,451
Series 28001 10.027% due 01/21/04 (RUB) (c)(f)	63,050	1,440
Credit Suisse First Boston Int’l, US Dollar/South African Rand Linked Nts., 1.332% due 05/23/22 (c)(f)	245,000	240,394
Deutsche Bank AG,
Brazilian Real Linked Nts. 22.00% due 02/08/04	390,000	356,850
Colombian Peso Linked Nts. 1.824% due 04/22/04 (c)	95,000	98,990
Indonesian Rupiah Linked Nts. 2.60% due 03/21/05 (f)	160,000	75,200
Indonesian Rupiah Linked Nts. 2.60% due 01/25/06 (f)	80,000	40,000
Indonesian Rupiah Linked Nts. 2.60% due 12/14/21 (f)	235,000	103,400
Indonesian Rupiah Linked Nts. 14.50% due 12/15/10	157,325	156,646
Mexican Peso Linked Nts. 1.56% due 04/09/12 (c)	686,500	669,200
JPMorgan Chase Bank,
EMBI Plus/Egyptian Pounds Linked Bonds 0.42% due 03/11/03	215,000	206,219
EMBI Plus/Egyptian Pounds Linked Bonds 0.60% due 04/04/03	150,000	143,955

Total Structured Instruments (cost: $2,732,784)		2,561,049

	date	strike	contracts/face subject to call
Call Options Purchased - .02%
Japanese Yen Call Option (JPY) (f)	02/03	116.33 JPY	135,689,000	24,695

Total Call Options Purchased (cost: $31,185)				24,695

	face amount	value (note 1)
Short-Term Securities - 7.03%
Triparty Repurchase Agreement dated December 31, 2002 with Salomon Smith Barney, Inc., effective yield of .75%, due January 2, 2003, collateralized by U.S. Treasury Notes, 5.50%, January 31, 2003 with a value of $9,219,254	$9,030,193	9,030,193

Total Short-Term Securities (cost: $9,030,193)		9,030,193

Total Investments (cost: $162,446,217) - 120.79%		155,127,083
Other Assets and Liabilities, Net - (20.79)%		(26,704,226)

Net Assets - 100.00%		$128,422,857

Atlas U.S. Government and Mortgage Securities Fund

	face amount	value (note 1)
Mortgage-Backed Obligations - 69.11%
Federal Home Loan Mortgage Corp.
6.50% due 2031	$826,464	$861,117
7.00% due 2026 - 2040	638,005	674,544
7.50% due 2023 - 2024	4,589,172	4,924,368
8.00% due 2024 - 2026	1,685,853	1,824,144
8.50% due 2021 - 2026	568,293	615,340
9.00% due 2017 - 2024	727,104	809,975
9.50% due 2016 - 2021	296,809	328,848
10.00% due 2017 - 2020	17,131	19,617
10.50% due 2018 - 2020	31,028	35,806
Federal National Mortgage Assn.
5.50% due 2031 - 2032	21,380,136	21,843,544
6.00% due 2029 - 2032	140,829,252	145,789,164
6.50% due 2023 - 2032	122,103,394	127,204,952
7.00% due 2023 - 2031	22,325,356	23,505,536
7.50% due 2017 - 2030	6,738,026	7,179,701
8.00% due 2024 - 2028	7,642,467	8,302,743
8.50% due 2014 - 2027	1,245,486	1,351,329
9.00% due 2021 - 2025	1,005,495	1,113,337
9.50% due 2018 - 2020	7,924	8,822

Total Mortgage-Backed Obligations (cost: $332,222,558)		346,392,887

U.S. Government Agencies - .58%
Government National Mortgage Assn.
7.50% due 2022 - 2024	2,241,403	2,408,436
8.00% due 2023 - 2025	441,950	482,972
8.50% due 2016 - 2020	5,977	6,606

Total U.S. Government Agencies (cost: $2,783,289)		2,898,014

Collateralized Mortgage Obligations - 25.68%
6.50% FHLMC Floating Collateralized Mortgage Obligation due 2028	2,000,000	2,105,664
6.50% FHLMC Floating Collateralized Mortgage Obligation due 2028	2,000,000	2,126,504
6.50% FHLMC Floating Collateralized Mortgage Obligation due 2028	4,000,000	4,267,196
1.68% FNMA Floating Collateralized Mortgage Obligation due 2023	10,419,149	10,425,098
1.73% FNMA Floating Collateralized Mortgage Obligation due 2023	25,000,000	25,015,625
2.15% FNMA Floating Collateralized Mortgage Obligation due 2023	14,554,565	14,563,734
2.18% FNMA Floating Collateralized Mortgage Obligation due 2023	9,936,782	9,921,638
2.20% FNMA Floating Collateralized Mortgage Obligation due 2023	5,000,000	4,978,295
2.32% FNMA Floating Collateralized Mortgage Obligation due 2023	4,627,158	4,627,204
2.43% FNMA Floating Collateralized Mortgage Obligation due 2023	4,631,900	4,647,092
3.80% FNMA Floating Collateralized Mortgage Obligation due 2023	6,000,000	6,031,242
6.50% FNMA Floating Collateralized Mortgage Obligation due 2028	2,000,000	2,113,492
6.50% FNMA Floating Collateralized Mortgage Obligation due 2026	1,489,000	1,537,686
6.50% FNMA Floating Collateralized Mortgage Obligation due 2028	3,000,000	3,189,837

The accompanying notes are an integral part of these financial statements.

Atlas U.S. Government and Mortgage Securities Fund	(continued)

	face amount	value (note 1)
1.82% GNMA Floating Collateralized Mortgage Obligation due 2029	$18,908,202	$18,795,982
5.50% GNMA Floating Collateralized Mortgage Obligation due 2028	3,335,761	3,413,998
6.50% GNMA Floating Collateralized Mortgage Obligation due 2020	5,572,437	5,710,851
6.50% GNMA Floating Collateralized Mortgage Obligation due 2025	3,000,000	3,096,981
6.50% GNMA Floating Collateralized Mortgage Obligation due 2020	2,000,000	2,137,388

Total Collaterlized Mortgage Obligations (cost: $127,834,584)		128,705,507

Short-Term Investments - 4.33%
Repurchase Agreement dated Dec. 31, 2002 with Goldman Sachs & Co., effective yield of 1.22%, due January 2, 2003 with respect to $38,341,733 FHLMCs, 6.00%-7.00%, November 1, 2013-April 1, 2032 with a value of $22,160,521	21,726,000	21,726,000

Total Short-Term Investments (cost: $21,726,000)		21,726,000

Total Securities (cost: $484,566,431) - 99.70%		499,722,408
Other Assets and Liabilities, Net - .30%		1,525,664

Net Assets - 100.00%		$501,248,072

Atlas California Municipal Money Fund

	face amount	value (note 1)
Fixed Rate Bonds and Notes - 18.69%
Alameda Unified School District, 3% due 07/01/03	$1,000,000	$1,006,580
Berkeley, Tax and Revenue Anticipation Notes, 2% due 12/03/03	1,300,000	1,308,853
Cupertino Unified School District, Tax and Revenue Anticipation Notes, 2.75% due 07/01/03	1,000,000	1,005,370
Davis Unified School District, Yolo and Solano Counties, Tax and Revenue Anticipation Notes, 2.50% due 12/10/03	350,000	353,994
Fremont, Capital Project Notes, 2.50% due 02/01/03	500,000	500,520
Fresno Unified School District, Tax and Revenue Anticipation Notes, 2.50% due 08/27/03	900,000	906,831
Moreno Valley Unified School District, Tax and Revenue Anticipation Notes, 3% due 07/24/03	850,000	857,302
San Joaquin Hills Transportation Corridor Agency, Toll Road Revenue, 7% due 01/01/30	195,000	198,900
San Jose Unified School District, Santa Clara County, Series A, FSA Insured, 4% due 08/01/03	600,000	608,969

Total Fixed Rate Bonds and Notes (cost: $6,747,319)		6,747,319

Atlas California Municipal Money Fund		(continued)

	face amount	value (note 1)
Variable Rate Demand Notes* - 81.03%
Alameda County, Industrial Development Authority Revenue, Tool Family Partnership, AMT, Series A, 1.60% due 07/01/27	$900,000	$900,000
Chula Vista, Multi-Family Housing Revenue, Terra Nova Associates, Series A, 1.50% due 03/01/05	1,000,000	1,000,000
Concord Multi-Family Mortgage Revenue, 1.50% due 07/15/18	800,000	800,000
Fresno Sewer Revenue, Sub Lien, Series A, FGIC Insured, 1.50% due 09/01/25	1,000,000	1,000,000
Golden Empire Schools Financing Authority, Lease Revenue, Kern High School District Projects, 1.50% due 08/01/31	1,000,000	1,000,000
Irvine Improvement Board, Act 1915, Assessment District 85-7-I, 1.50% due 09/02/11	1,000,000	1,000,000
Assessment District 97-16, 1.55% due 09/02/22	1,300,000	1,300,000
Los Angeles County, Community Development, COP, Willowbrook Project, 1.49% due 12/01/14	2,000,000	2,000,000
Los Angeles County, Housing Authority, Multi-Family Housing Revenue, Malibu Meadows Project-B, 1.50% due 04/15/28	1,500,000	1,500,000
Orange County, Apartment Development Revenue,
Aliso Creek Project-B, 1.50% due 11/01/22	1,600,000	1,600,000
Capistrano Pointe-A, 1.50% due 12/01/29	1,500,000	1,500,000
Rancho Mirage, Joint Powers Financing Authority, COP, Eisenhower Medical Center,
Series A, 1.46% due 01/01/26	1,000,000	1,000,000
Series B, 1.46% due 01/01/26	1,100,000	1,100,000
San Francisco, City and County Redevelopment Agency, Multi-Family Revenue,
Fillmore Center Project A-1, 1.54% due 12/01/17	100,000	100,000
Fillmore Center Project B-1, 1.54% due 12/01/17	1,900,000	1,900,000
San Jose, Multi-Family Mortgage Revenue, Somerset Park, AMT, 1.45% due 11/01/17	1,600,000	1,600,000
Santa Paula, Public Financing Authority Lease Revenue, Water System Acquisition Project, 1.40% due 02/01/26	1,500,000	1,500,000
Southeast Resource Recovery Facilities Authority Lease Revenue, Series B, AMT, 1.55% due 12/01/18	1,100,000	1,100,000
State Department of Water Resources Power Supply Revenue, 1.80% due 05/01/22	1,000,000	1,000,000
State Facilities Financing Authority Revenue, Catholic Healthcare, Series B, MBIA Insured, 1.55% due 07/01/16	1,000,000	1,000,000
State Housing Finance Agency Revenue, Multi-Family, Series A, 1.50% due 07/15/13	1,000,000	1,000,000

Statements of Investments in Securities and Net Assets	December 31, 2002

Atlas California Municipal Money Fund	(continued)

	face amount	value (note 1)
State Revenue Anticipation Notes, 1.46% due 06/20/03	$200,000	$200,000
Statewide Communities Development Authority, COP, Citrus Valley Partners, Inc., Citrus Valley Medical Centers, Inc., and Foothill Hospital, MBIA Insured, 1.43% due 04/01/28	2,100,000	2,100,000
Statewide Communities Development Authority,
Robert Louis Stevenson Development, 1.55% due 02/01/31	1,250,000	1,250,000
St. Mary and All Angels School, 1.50% due 10/01/31	800,000	800,000

Total Variable Rate Demand Notes (cost: $29,250,000)		29,250,000

Total Securities (cost: $35,997,319) - 99.72%		35,997,319
Other Assets and Liabilities, Net - .28%		101,639

Net Assets - 100.00%		$36,098,958

Atlas Money Market Fund

	face amount	value (note 1)
Mortgage-Backed Obligations - 98.73%
Federal Home Loan Mortgage Corp.,1.25% -1.79% due 01/02/03 - 10/17/03	$11,052,000	$11,007,077
Federal National Mortgage Assn., 1.25% -1.35% due 01/02/03 - 03/13/03	7,141,000	7,135,711

Total Mortgage-Backed Obligations (cost: $18,142,788)		18,142,788

Total Securities (cost: $18,142,788) - 98.73%		18,142,788
Other Assets and Liabilities, Net - 1.27%		233,183

Net Assets - 100.00%		$18,375,971

Atlas U.S. Treasury Money Fund

	face amount	value (note 1)
United States Treasury Bills - 100.23%
1.17% - 1.62% due 01/16/03 - 03/13/13	$46,515,000	$46,442,678

Total United States Treasury Bills (cost: $46,442,678)		46,442,678

Total Securities (cost: $46,442,678) - 100.23%		46,442,678
Other Assets and Liabilities, Net - (.23)%		(106,084)

Net Assets - 100.00%		$46,336,594

The accompanying notes are an integral part of these financial statements.

*	Variable rate demand notes are tax-exempt obligations which contain a floating or variable interest rate adjustment formula (computed daily or weekly) and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon short notice prior to specified dates. The interest rate may change on specified dates in relationship with changes in a designated rate (such as the prime interest or U.S. Treasury Bill rates).
(a)	Restricted securities which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2002, the value of these securities amounted to $17,040,471 or 13.27% of net assets in the Strategic Income Fund.
(b)	Non-income producing security.
(c)	Represents the current interest rate for a variable rate security.
(d)	Denotes a step bond: a zero coupon bond that converts to a fixed rate of interest at a designated future date.
(e)	Represents the current interest rate for an increasing rate security.
(f)	Identifies issues considered to be illiquid—See Note 10 to Financial Statements.
(g)	Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed-income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs).
(h)	Interest or dividend is paid in kind.
(i)	Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, face amount disclosed represents total underlying principal.
(j)	Face amount is reported in U.S. Dollars, except for those denoted in the following currencies:
ARS - Argentine Peso	ITL - Italian Lira
AUD - Australian Dollar	JPY - Japanese Yen
CAD - Canadian Dollar	NOK - Norwegian Krone

EUR - Euro	RUB - Russian Ruble
FRF - French Franc	SEK - Swedish Krona
GBP - British Pound Sterling
(k)	Securities in Strategic Income Fund with an aggregate market value of $604,212 are held in collateralized accounts to cover initial margin requirements on open futures purchases and sales contracts. See Note 8 of Notes to Financial Statements.
(l)	A sufficient amount of securities has been designated to cover outstanding foreign currency exchange contracts. See Note 7 of Notes to Financial Statements.
(m)	Denotes a step bond: coupon steps up/down by 25 basis points for each rating downgrade/upgrade by S&P or Moodys for each notch below A-/A3.
(n)	When-issued security to be delivered and settled after December 31, 2002.
(o)	All or part of this security position is on loan at December 31, 2002 (Note 1). The total value of securities on loan at December 31, 2002 is $1,362,331 for Balanced Fund, $5,526,597 for Global Growth Fund, $12,063,420 for Growth and Income Fund and $3,628,453 for Strategic Growth Fund.
(p)	This security was purchased with cash collateral held from securities lending.
(q)	A sufficient amount of securities has been designated to cover outstanding written call options, as follows:

	Number of Options Subject to Call/Put	Expiration Date	Exercise Price	Premium Received	Market Value See Note 1	Unrealized Appreciation (Depreciation)
Strategic Income Fund:

Euro Call	2,415	2/13/03	$1.04	$18,136	$43,156	$(25,020)

				$18,136	$43,156	$(25,020)

(r)	The distribution of investments representing geographic diversification of the Atlas Global Growth Fund, as a percentage of total investments at value, is as follows:

	Market Value	Percent

Country:

United States	$41,902,434	44.07%
Great Britain	14,741,876	15.50
Japan	8,195,592	8.62
France	6,379,480	6.71
Germany	4,517,719	4.75
Netherlands	3,361,984	3.54
Canada	2,573,707	2.71
Brazil	2,014,264	2.12
Mexico	1,832,438	1.93
Hong Kong	1,452,485	1.53
Sweden	1,416,868	1.49
Australia	1,149,179	1.21
Singapore	1,125,272	1.18
Switzerland	1,028,484	1.08
Korea, Republic of (South)	938,255	0.99
Bermuda	848,278	0.89
Norway	636,303	0.67
India	613,763	0.64
Spain	199,823	0.21
Belgium	150,622	0.16

	$95,078,826	100.00%

ADR = American Depositary Receipt AMBAC = AMBAC Indemnity Corporation AMT = Alternative Minimum Tax COP = Certificate of Participation	FGIC = Financial Guarantee Insurance Corporation FSA = Financial Security Assurance Inc. GDR = Global Depositary Receipt MBIA = Municipal Bond Investors Assurance

Statements of Assets and Liabilities	December 31, 2002

	Stock Funds

	Balanced Fund	Emerging Growth Fund	Fund of Funds	Global Growth Fund	Growth and Income Fund	S&P 500 Index Fund

Assets:
Investment in securities, at identified cost	$27,437,810	$15,046,403	$2,211,439	$104,930,577	$270,454,124	$33,334,395

Investment in securities, at value	$26,562,379	$14,552,897	$2,064,582	$95,078,826	$276,963,451	$25,786,636 *
Cash	0	0	14	0	0	0
Receivables:
Securities sold	0	155,735	0	87,022	1,766,280	0
Fund’s shares sold	12,019	0	1,780	103,495	134,958	24,494
Interest and dividends	130,737	7,389	7,329	143,644	308,481	0
Other	511	4,698	0	6,902	0	2,517
Unrealized appreciation on forward foreign exchange currency contracts (Note 7)	0	0	0	0	0	0
Receivable for open swap contracts	0	0	0	0	0	0

Total assets	26,705,646	14,720,719	2,073,705	95,419,889	279,173,170	25,813,647

Liabilities:
Payables for:
Securities purchased	0	106,649	0	385,037	2,498,539	0
Payable upon return of securities loaned	1,396,544	0	0	5,865,952	12,473,375	0
Fund’s shares redeemed	10,419	15,511	0	148,333	142,588	279,414
Dividends	2,718	0	1,611	0	1,128	16,702
Accrued expenses:
Management fees	15,299	9,975	0	61,976	144,794	0
Distribution fees	2,708	0	0	57,114	169,128	16,123
Other	20,416	10,693	1,426	51,673	68,517	4,412
Other liabilities	0	0	0	8,021	0	0
Unrealized depreciation on forward foreign exchange currency contracts (Note 7)	0	0	0	0	0	0
Variation margin on futures contracts	0	0	0	0	0	0
Options written, at value (premiums received $18,136) (Note 9)	0	0	0	0	0	0

Total liabilities	1,448,104	142,828	3,037	6,578,106	15,498,069	316,651

Net Assets	$25,257,542	$14,577,891	$2,070,668	$88,841,783	$263,675,101	$25,496,996

Net Assets Consist Of:
Net unrealized appreciation (depreciation)	$(875,431)	$(493,506)	$(146,857)	$(9,846,941)	$6,509,327	$(7,560,352)
Accumulated net realized gain (loss)	(13,542,691)	(10,751,460)	(2,796)	(18,304,581)	(65,202,443)	(2,605,161)
Undistributed net investment income (loss)	1,197	0	0	(49,794)	16,763	(2,462)
Paid in capital	39,674,467	25,822,857	2,220,321	117,043,099	322,351,454	35,664,971

Net Assets	$25,257,542	$14,577,891	$2,070,668	$88,841,783	$263,675,101	$25,496,996

Net Asset Value Per Share:
Net assets	$25,257,542	$14,577,891	$2,070,668	$88,841,783	$263,675,101	$25,496,996
Shares outstanding	2,828,016	1,630,578	237,796	6,970,316	15,982,221	4,280,621
Net asset value per share and maximum offering price	$8.93	$8.94	$8.71	$12.75	$16.50	$5.96
Capital Shares Authorized	20,000,000	15,000,000	20,000,000	25,000,000	45,000,000	25,000,000

*	Investment in Master Investment Portfolio (Note 1)

The accompanying notes are an integral part of these financial statements.

		Bond Funds				Money Funds

Strategic Growth Fund	Value Fund	California Municipal Bond Fund	National Municipal Bond Fund	Strategic Income Fund	U.S. Government and Mortgage Securities Fund	California Municipal Money Fund	Money Market Fund	U.S. Treasury Money Fund

$71,129,209	$6,783,548	$285,714,257	$85,653,284	$162,446,217	$484,566,431	$35,997,319	$18,142,788	$46,442,678

$66,283,646	$6,795,866	$302,661,012	$91,176,489	$155,127,083	$499,722,408	$35,997,319	$18,142,788	$46,442,678
0	0	75,059	0	10,486	607	69,002	479	663

0	186,118	0	0	55,693	0	0	0	0
99,035	14,837	87,494	127,073	542,845	746,140	34,300	258,217	12,847
49,008	15,852	4,540,055	1,219,490	2,336,025	2,027,727	102,391	0	0
193	1,077	2,055	662	971	1,386	0	0	0

0	0	0	0	1,040,627	0	0	0	0
0	0	0	0	4,640	0	0	0	0

66,431,882	7,013,750	307,365,675	92,523,714	159,118,370	502,498,268	36,203,012	18,401,484	46,456,188

0	106,361	3,528,096	1,500,000	28,515,019	0	0	0	0
3,753,784	0	0	0	0	0	0	0	0
57,887	0	25,174	25,638	6,623	175,612	85,000	24,851	89,304
0	8,812	263,995	67,975	749,944	464,421	1,051	662	613

38,048	0	139,722	41,527	79,147	231,355	12,559	0	18,157
39,560	4,159	186,801	54,962	76,946	306,211	0	0	0
35,490	6,235	26,572	14,101	38,992	72,597	5,444	0	11,520
0	0	0	10,031	0	0	0	0	0

0	0	0	0	1,165,452	0	0	0	0
0	0	0	0	20,234	0	0	0	0

0	0	0	0	43,156	0	0	0	0

3,924,769	125,567	4,170,360	1,714,234	30,695,513	1,250,196	104,054	25,513	119,594

$62,507,113	$6,888,183	$303,195,315	$90,809,480	$128,422,857	$501,248,072	$36,098,958	$18,375,971	$46,336,594

$(4,845,563)	$12,318	$16,946,755	$5,523,205	$(7,249,308)	$15,155,977	$0	$0	$0
(64,181,830)	(1,354,981)	(319,893)	(509,010)	(7,326,202)	(11,637,054)	(321)	(265)	(20,001)
0	0	202,297	44,424	(323,420)	87,479	0	0	0
131,534,506	8,230,846	286,366,156	85,750,861	143,321,787	497,641,670	36,099,279	18,376,236	46,356,595

$62,507,113	$6,888,183	$303,195,315	$90,809,480	$128,422,857	$501,248,072	$36,098,958	$18,375,971	$46,336,594

$62,507,113	$6,888,183	$303,195,315	$90,809,480	$128,422,857	$501,248,072	$36,098,958	$18,375,971	$46,336,594
6,557,433	853,802	26,318,841	7,788,872	31,033,638	47,945,159	36,099,281	18,376,236	46,356,595

$9.53	$8.07	$11.52	$11.66	$4.14	$10.45	$1.00	$1.00	$1.00
35,000,000	20,000,000	75,000,000	45,000,000	50,000,000	75,000,000	325,000,000	100,000,000	125,000,000

Statements of Operations	For the year ended December 31, 2002

	Stock Funds

	Balanced Fund	Emerging Growth Fund	Fund of Funds[1]	Global Growth Fund	Growth and Income Fund	S&P 500 Index Fund

Investment Income:

Income:

Interest	$677,365	$3,197	$68	$43,642	$1,165,922	$15,674
Dividends	198,650	68,081	22,549	1,469,277	2,453,785	421,152

Total income	876,015	71,278	22,617	1,512,919	3,619,707	436,826

Expenses:

Management fees (Note 5)	222,194	141,645	2,287	834,106	1,950,482	66,580
Distribution fees (Note 5)	79,355	44,264	0	261,900	771,034	66,580
Transfer agency fees and expenses	52,402	64,751	3,203	197,699	397,791	82,558
Custodian fees and expenses	23,078	47,036	6,713	173,368	132,203	11,869
Directors’ fees	1,478	823	51	4,947	14,557	1,276
Registration fees	5,969	8,578	184	19,813	58,296	5,063
Accounting and legal fees	16,728	9,146	3,431	26,278	68,139	16,614
Reports to shareholders	24,897	36,157	3,435	23,203	47,435	8,431
Advisory fee to BGFA (Note 5)	0	0	0	0	0	13,337
Other	1,521	688	58	4,619	5,886	11,019

Total expenses	427,622	353,088	19,362	1,545,933	3,445,823	283,327
Management fees waived (Note 5)	0	(5,077)	(2,287)	0	0	(66,580)
Distribution fees waived (Note 5)	(11,856)	(28,721)	0	0	0	0
Expense reimbursement (Note 5)	0	(36,000)	(9,300)	0	0	(83,580)

Net expenses	415,766	283,290	7,775	1,545,933	3,445,823	133,167

Net investment income (loss)	460,249	(212,012)	14,842	(33,014)	173,884	303,659

Realized and Unrealized Gain (Loss):

Net realized gain (loss) on:

Investments (net of premiums on options exercised)	(9,417,477)	(4,259,558)	(2,796)	(10,686,237)	(29,956,346)	(2,087,614)
Closing of futures contracts	0	0	0	0	0	0
Closing and expiration of options written	7,560	0	0	0	0	0
Foreign currency transactions	0	0	0	(122,618)	0	0

Net realized gain (loss)	(9,409,917)	(4,259,558)	(2,796)	(10,808,855)	(29,956,346)	(2,087,614)

Net change in unrealized appreciation (depreciation) on:

Investments	1,867,469	(4,517,869)	(146,857)	(16,474,593)	(34,956,124)	(5,439,206)
Futures, options written and foreign currencies	0	0	0	3,666	0	(21,231)

Net change in unrealized appreciation (depreciation)	1,867,469	(4,517,869)	(146,857)	(16,470,927)	(34,956,124)	(5,460,437)

Net realized and unrealized gain (loss)	(7,542,448)	(8,777,427)	(149,653)	(27,279,782)	(64,912,470)	(7,548,051)

Net increase (decrease) in net assets resulting from operations	$(7,082,199)	$(8,989,439)	$(134,811)	$(27,312,796)	$(64,738,586)	$(7,244,392)

[1]	For the period May 1, 2002 (commencement of operations) to December 31, 2002.

[2]	For the period March 4, 2002 (commencement of operations) to December 31, 2002.

The accompanying notes are an integral part of these financial statements.

		Bond Funds				Money Funds

Strategic Growth Fund	Value Fund[1]	California Municipal Bond Fund	National Municipal Bond Fund	Strategic Income Fund	U.S. Government and Mortgage Securities Fund	California Municipal Money Fund	Money Market Fund[2]	U.S. Treasury Money Fund

$29,817	$2,284	$13,929,067	$3,990,223	$9,543,022	$23,569,186	$525,453	$178,474	$991,917
680,505	108,541	0	0	74,699	0	0	0	0

710,322	110,825	13,929,067	3,990,223	9,617,721	23,569,186	525,453	178,474	991,917

537,931	33,198	1,511,800	434,688	870,199	2,216,121	182,201	52,290	295,076
192,118	10,374	687,182	197,585	292,928	1,007,328	91,100	26,145	147,538
186,230	8,031	108,427	42,363	106,734	323,123	20,221	12,002	94,575
48,872	27,334	119,341	45,749	192,768	271,020	22,117	23,548	24,489
3,583	223	13,447	3,876	5,682	20,028	1,754	557	2,770
14,462	826	3,873	15,145	22,372	77,562	515	2,072	11,132
26,213	4,143	61,211	19,903	29,016	88,042	10,915	10,466	15,638
63,371	3,970	10,031	3,815	9,467	28,030	1,708	5,461	8,354
0	0	0	0	0	0	0	0	0
3,155	201	9,916	922	44	9,982	1,420	508	2,315

1,075,935	88,300	2,525,228	764,046	1,529,210	4,041,236	331,951	133,049	601,887
0	(30,967)	0	0	0	0	(25,854)	(52,290)	(18,328)
0	0	0	0	0	0	(91,100)	(26,145)	(146,847)
0	(2,555)	0	0	0	0	0	(54,614)	0

1,075,935	54,778	2,525,228	764,046	1,529,210	4,041,236	214,997	0	436,712

(365,613)	56,047	11,403,839	3,226,177	8,088,511	19,527,950	310,456	178,474	555,205

(24,813,577)	(1,354,981)	(354,231)	201,799	(1,717,663)	9	(236)	(265)	(734)
0	0	0	0	1,081,281	0	0	0	0
0	0	0	0	126,068	0	0	0	0
0	0	0	0	142,849	0	0	0	0

(24,813,577)	(1,354,981)	(354,231)	201,799	(367,465)	9	(236)	(265)	(734)

(957,671)	12,318	8,981,024	3,208,272	(889,333)	13,548,685	0	0	0
0	0	0	0	379,684	0	0	0	0

(957,671)	12,318	8,981,024	3,208,272	(509,649)	13,548,685	0	0	0

(25,771,248)	(1,342,663)	8,626,793	3,410,071	(877,114)	13,548,694	(236)	(265)	(734)

$(26,136,861)	$(1,286,616)	$20,030,632	$6,636,248	$7,211,397	$33,076,644	$310,220	$178,209	$554,471

Statements of Changes in Net Assets

	Stock Funds

	Balanced Fund		Emerging Growth Fund		Fund of Funds	Global Growth Fund

	2002	2001	2002	2001	2002[1]	2002	2001

Increase (Decrease) in Net Assets From:

Operations:

Net investment income (loss)	$460,249	$674,975	$(212,012)	$(304,268)	$14,842	$(33,014)	$(89,884)
Net realized gain (loss) on investments and foreign currency	(9,409,917)	(1,980,838)	(4,259,558)	(2,873,073)	(2,796)	(10,808,855)	(6,248,377)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	1,867,469	543,979	(4,517,869)	2,000,966	(146,857)	(16,470,927)	(9,808,807)

Net increase (decrease) in net assets resulting from operations	(7,082,199)	(761,884)	(8,989,439)	(1,176,375)	(134,811)	(27,312,796)	(16,147,068)

Distributions to Shareholders:

From net investment income	(458,167)	(673,503)	0	0	(14,842)	0	0
Tax return of capital	0	0	0	0	0	0	0
From net realized gain	0	0	0	0	0	0	0

Total distributions	(458,167)	(673,503)	0	0	(14,842)	0	0

Capital Share Transactions:

Net proceeds from sales of shares	3,477,334	6,584,284	2,806,537	3,814,060	2,630,549	38,012,771	16,706,689
Reinvestment of distributions	436,641	648,992	0	11,196	13,731	0	10,465
Cost of shares redeemed	(13,275,517)	(9,604,247)	(2,812,973)	(5,014,511)	(423,959)	(36,900,546)	(20,457,211)

Net increase (decrease) in net assets resulting from capital share transactions	(9,361,542)	(2,370,971)	(6,436)	(1,189,255)	2,220,321	1,112,225	(3,740,057)

Net increase (decrease) in net assets	(16,901,908)	(3,806,358)	(8,995,875)	(2,365,630)	2,070,668	(26,200,571)	(19,887,125)

Net Assets:

Beginning of period	42,159,450	45,965,808	23,573,766	25,939,396	0	115,042,354	134,929,479

End of period	$25,257,542	$42,159,450	$14,577,891	$23,573,766	$2,070,668	$88,841,783	$115,042,354

[1]	For the period May 1, 2002 (commencement of operations) to December 31, 2002.

The accompanying notes are an integral part of these financial statements.

Growth and Income Fund		S&P 500 Index Fund		Strategic Growth Fund		Value Fund

2002	2001	2002	2001	2002	2001	2002[1]

$173,884	$577,632	$303,659	$133,564	$(365,613)	$(170,597)	$56,047

(29,956,346)	(34,993,956)	(2,087,614)	(412,210)	(24,813,577)	(37,794,156)	(1,354,981)

(34,956,124)	(28,608,263)	(5,460,437)	(1,466,832)	(957,671)	(5,796,231)	12,318

(64,738,586)	(63,024,587)	(7,244,392)	(1,745,478)	(26,136,861)	(43,760,984)	(1,286,616)

(199,458)	(532,001)	(305,994)	(133,190)	0	0	(56,047)
0	0	0	0	0	0	0
0	0	0	0	0	0	0

(199,458)	(532,001)	(305,994)	(133,190)	0	0	(56,047)

18,966,846	31,815,783	20,198,187	17,864,933	7,717,077	11,663,184	8,634,655
196,246	543,284	291,925	126,197	0	4,133	48,312
(56,102,252)	(57,796,270)	(9,450,090)	(3,621,397)	(17,049,342)	(25,825,580)	(452,121)

(36,939,160)	(25,437,203)	11,040,022	14,369,733	(9,332,265)	(14,158,263)	8,230,846

(101,877,204)	(88,993,791)	3,489,636	12,491,065	(35,469,126)	(57,919,247)	6,888,183

365,552,305	454,546,096	22,007,360	9,516,295	97,976,239	155,895,486	0

$263,675,101	$365,552,305	$25,496,996	$22,007,360	$62,507,113	$97,976,239	$6,888,183

Statements of Changes in Net Assets

	Bond Funds

	California Municipal Bond Fund		National Municipal Bond Fund		Strategic Income Fund

	2002	2001	2002	2001	2002	2001

Increase (Decrease) in Net Assets From:

Operations:

Net investment income (loss)	$11,403,839	$10,093,789	$3,226,177	$2,761,112	$8,088,511	$7,684,774
Net realized gain (loss) on investments and foreign currency	(354,231)	784,842	201,799	202,017	(367,465)	(4,011,593)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	8,981,024	(3,230,992)	3,208,272	(150,857)	(509,649)	5,012

Net increase (decrease) in net assets resulting from operations	20,030,632	7,647,639	6,636,248	2,812,272	7,211,397	3,678,193

Distributions to Shareholders:

From net investment income	(11,345,738)	(10,045,003)	(3,211,186)	(2,746,355)	(8,920,947)	(7,453,827)
Tax return of capital	0	0	0	0	0	(259,109)
From net realized gain	0	(103,963)	0	0	0	0

Total distributions	(11,345,738)	(10,148,966)	(3,211,186)	(2,746,355)	(8,920,947)	(7,712,936)

Capital Share Transactions:

Net proceeds from sales of shares	78,931,540	56,722,161	28,057,797	19,605,059	54,097,999	53,160,943
Reinvestment of distributions	8,116,810	7,023,474	2,400,535	2,044,935	3,726,668	3,174,626
Cost of shares redeemed	(38,725,881)	(28,375,977)	(11,065,055)	(7,626,001)	(30,615,623)	(26,945,944)

Net increase (decrease) in net assets resulting from capital share transactions	48,322,469	35,369,658	19,393,277	14,023,993	27,209,044	29,389,625

Net increase (decrease) in net assets	57,007,363	32,868,331	22,818,339	14,089,910	25,499,494	25,354,882

Net Assets:

Beginning of period	246,187,952	213,319,621	67,991,141	53,901,231	102,923,363	77,568,481

End of period	$303,195,315	$246,187,952	$90,809,480	$67,991,141	$128,422,857	$102,923,363

[1]	For the period March 4, 2002 (commencement of operations) to December 31, 2002.

The accompanying notes are an integral part of these financial statements.

		Money Funds

U.S. Government and Mortgage Securities Fund		California Municipal Money Fund		Money Market Fund	U.S. Treasury Money Fund

2002	2001	2002	2001	2002[1]	2002	2001

$19,527,950	$12,751,951	$310,456	$728,153	$178,474	$555,205	$2,738,323
9	0	(236)	0	(265)	(734)	8,410
13,548,685	2,191,960	0	0	0	0	0

33,076,644	14,943,911	310,220	728,153	178,209	554,471	2,746,733

(19,683,795)	(12,920,017)	(310,456)	(728,153)	(178,474)	(555,205)	(2,737,189)
0	0	0	0	0	0	0
0	0	0	0	0	0	0

(19,683,795)	(12,920,017)	(310,456)	(728,153)	(178,474)	(555,205)	(2,737,189)

249,125,310	171,967,375	16,255,865	21,720,344	36,273,531	25,345,491	68,650,619
13,872,301	8,819,058	291,548	693,641	152,816	523,592	2,600,720
(92,725,669)	(44,688,813)	(19,714,492)	(21,071,617)	(18,050,111)	(55,493,266)	(77,224,512)

170,271,942	136,097,620	(3,167,079)	1,342,368	18,376,236	(29,624,183)	(5,973,173)

183,664,791	138,121,514	(3,167,315)	1,342,368	18,375,971	(29,624,917)	(5,963,629)

317,583,281	179,461,767	39,266,273	37,923,905	0	75,961,511	81,925,140

$501,248,072	$317,583,281	$36,098,958	$39,266,273	$18,375,971	$46,336,594	$75,961,511

Financial Highlights	selected data for a share outstanding throughout each period

	Stock Funds

	Balanced Fund

	December 31,
	2002	2001	2000	1999	1998

Net asset value, beginning of period	$11.20	$11.58	$12.96	$14.47	$14.14

Income From Investment Operations:[5]

Net investment income (loss)	0.14	0.18	0.26	0.48	0.46
Net realized and unrealized gain (loss) on investments	(2.27)	(0.38)	(1.37)	(1.21)	0.75

Total from investment operations	(2.13)	(0.20)	(1.11)	(0.73)	1.21

Less Distributions:

From net investment income	(0.14)	(0.18)	(0.27)	(0.48)	(0.46)
From net capital gains	0.00	0.00	0.00	(0.30)	(0.42)
In excess of realized gains	0.00	0.00	0.00	0.00	0.00
Tax return of capital distribution	0.00	0.00	0.00	0.00	0.00

Total distributions	(0.14)	(0.18)	(0.27)	(0.78)	(0.88)

Net asset value, end of period	$8.93	$11.20	$11.58	$12.96	$14.47

Total return[2]	-19.07%	-1.70%	-8.71%	-5.20%	8.63%

Ratios/Supplemental Data:

Net assets, end of period (000’s)	$25,258	$42,159	$45,966	$73,365	$88,430
Ratio of expenses to average net assets:[3]
Before expense waivers and reimbursement	1.35%	1.22%	1.22%	1.15%	1.16%
After expense waivers and reimbursement	1.31%	1.22%	1.22%	1.15%	1.16%
Ratio of net investment income to average net assets[3]	1.45%	1.55%	2.07%	3.30%	3.28%
Portfolio turnover rate	158.81%[4]	93.38%[4]	142.04%[4]	51.94%	33.62%

[1]	Commencement of operations.

[2]	Total returns assume purchase at net asset value (without sales charge) at the beginning of each period. Returns for periods less than a full year are aggregate (non-annualized) returns.

[3]	Annualized when the period presented is less than one year.

[4]	Excludes the effect of short-term TBA security transactions.

[5]	Per share information was calculated based on average shares.

The accompanying notes are an integral part of these financial statements.

Emerging Growth Fund					Fund of Funds	Global Growth Fund

December 31,					May 1, 2002[1] through	December 31,
2002	2001	2000	1999	1998	Dec. 31, 2002	2002	2001	2000	1999	1998

$14.09	$14.51	$18.79	$13.75	$13.00	$10.00	$16.52	$18.69	$19.28	$14.56	$12.69

(0.12)	(0.18)	(0.12)	(0.15)	(0.09)	0.10	0.00	(0.01)	0.03	0.03	0.00
(5.03)	(0.24)	(4.16)	6.02	0.84	(1.33)	(3.77)	(2.16)	0.59	8.10	2.21

(5.15)	(0.42)	(4.28)	5.87	0.75	(1.23)	(3.77)	(2.17)	0.62	8.13	2.21

0.00	0.00	0.00	0.00	0.00	(0.06)	0.00	0.00	0.00	0.00	0.00
0.00	0.00	0.00	(0.83)	0.00	0.00	0.00	0.00	(0.92)	(3.41)	(0.18)
0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	(0.29)	0.00	(0.16)
0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

0.00	0.00	0.00	(0.83)	0.00	(0.06)	0.00	0.00	(1.21)	(3.41)	(0.34)

$8.94	$14.09	$14.51	$18.79	$13.75	$8.71	$12.75	$16.52	$18.69	$19.28	$14.56

-36.55%	-2.89%	-22.78%	42.68%	5.77%	-12.27%	-22.82%	-11.61%	3.24%	55.85%	16.19%

$14,578	$23,574	$25,939	$19,551	$16,747	$2,071	$88,842	$115,042	$134,929	$70,300	$36,549

1.99%	1.67%	1.64%	1.74%	1.59%	2.12%	1.48%	1.40%	1.34%	1.48%	1.53%
1.60%	1.66%	1.55%	1.53%	1.49%	0.85%	1.48%	1.40%	1.34%	1.48%	1.53%
-1.20%	-1.40%	-0.72%	-1.14%	-0.68%	1.62%	-0.03%	-0.08%	0.15%	0.19%	0.04%
248.05%	271.11%	173.69%	184.32%	106.24%	27.55%	39.23%	43.59%	53.89%	103.02%	74.52%

Financial Highlights	selected data for a share outstanding throughout each period

	Stock Funds

	Growth and Income Fund

	December 31,
	2002	2001	2000	1999	1998

Net asset value, beginning of period	$20.17	$23.43	$26.61	$22.08	$18.86

Income From Investment Operations:[4]

Net investment income (loss)	0.01	0.03	0.24	0.14	0.15
Net realized and unrealized gain (loss) on investments	(3.67)	(3.26)	(1.52)	6.85	4.71

Total from investment operations	(3.66)	(3.23)	(1.28)	6.99	4.86

Less Distributions:

From net investment income	(0.01)	(0.03)	(0.24)	(0.14)	(0.15)
From net capital gains	0.00	0.00	(1.64)	(2.32)	(1.49)
In excess of realized gains	0.00	0.00	(0.02)	0.00	0.00
Tax return of capital distribution	0.00	0.00	0.00	0.00	0.00

Total distributions	(0.01)	(0.03)	(1.90)	(2.46)	(1.64)

Net asset value, end of period	$16.50	$20.17	$23.43	$26.61	$22.08

Total return[2]	-18.14%	-13.79%	-4.90%	31.72%	25.83%

Ratios/Supplemental Data:

Net assets, end of period (000’s)	$263,675	$365,552	$454,546	$410,721	$248,606
Ratio of expenses to average net assets:[3]
Before expense waivers and reimbursement	1.12%	1.09%	1.02%	1.04%	1.06%
After expense waivers and reimbursement	1.12%	1.09%	1.02%	1.04%	1.06%
Ratio of net investment income to average net assets[3]	0.06%	0.15%	0.88%	0.59%	0.73%
Portfolio turnover rate	110.13%	136.06%	66.14%	102.42%	106.21%

[1]	Commencement of operations.

[2]	Total returns assume purchase at net asset value (without sales charge) at the beginning of each period. Returns for periods less than a full year are aggregate (non-annualized) returns.

[3]	Annualized when the period presented is less than one year.

[4]	Per share information was calculated based on average shares.

The accompanying notes are an integral part of these financial statements.

S&P 500 Index Fund			Strategic Growth Fund					Value Fund

December 31,		Aug. 16, 2000[1] through	December 31,					May 1, 2002[1] through
2002	2001	Dec. 31, 2000	2002	2001	2000	1999	1998	Dec. 31, 2002

$7.77	$8.92	$10.00	$13.09	$18.33	$20.53	$17.11	$16.36	$10.00

0.08	0.05	0.03	(0.05)	(0.02)	0.03	(0.01)	0.09	0.07
(1.82)	(1.15)	(1.10)	(3.51)	(5.22)	(2.01)	6.87	1.86	(1.93)

(1.74)	(1.10)	(1.07)	(3.56)	(5.24)	(1.98)	6.86	1.95	(1.86)

(0.07)	(0.05)	(0.01)	0.00	0.00	(0.02)	0.00	(0.09)	(0.07)
0.00	0.00	0.00	0.00	0.00	(0.03)	(3.44)	(1.00)	0.00
0.00	0.00	0.00	0.00	0.00	(0.17)	0.00	(0.11)	0.00
0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

(0.07)	(0.05)	(0.01)	0.00	0.00	(0.22)	(3.44)	(1.20)	(0.07)

$5.96	$7.77	$8.92	$9.53	$13.09	$18.33	$20.53	$17.11	$8.07

-22.37%	-12.36%	-10.66%	-27.20%	-28.59%	-9.65%	40.12%	11.22%	-18.64%

$25,497	$22,007	$9,516	$62,507	$97,976	$155,895	$102,428	$73,626	$6,888

1.06%	1.07%	2.66%	1.40%	1.26%	1.12%	1.17%	1.16%	2.13%
0.50%	0.50%	0.50%	1.40%	1.26%	1.12%	1.17%	1.16%	1.32%
1.14%	0.88%	0.78%	-0.48%	-0.15%	0.13%	-0.06%	0.52%	1.35%
N/A	N/A	N/A	101.71%	175.07%	53.78%	179.98%	89.69%	247.30%

Financial Highlights	selected data for a share outstanding throughout each period

	Bond Funds

	California Municipal Bond Fund

	December 31,
	2002	2001	2000	1999	1998

Net asset value, beginning of period	$11.16	$11.27	$10.48	$11.49	$11.44

Income From Investment Operations:[3]

Net investment income (loss)	0.47	0.50	0.51	0.51	0.51
Net realized and unrealized gain on investments	0.36	(0.11)	0.79	(1.01)	0.16

Total from investment operations	0.83	0.39	1.30	(0.50)	0.67

Less Distributions:

From net investment income	(0.47)	(0.50)	(0.51)	(0.51)	(0.51)
From net capital gains	(0.00)	(0.00)	0.00	0.00	(0.11)
In excess of realized gains	0.00	0.00	0.00	0.00	0.00
Tax return of capital distribution	0.00	0.00	0.00	0.00	0.00

Total distributions	(0.47)	(0.50)	(0.51)	(0.51)	(0.62)

Net asset value, end of period	$11.52	$11.16	$11.27	$10.48	$11.49

Total return[1]	7.57%	3.51%	12.75%	-4.48%	5.94%

Ratios/Supplemental Data:

Net assets, end of period (000’s)	$303,195	$246,188	$213,320	$198,406	$211,938
Ratio of expenses to average net assets:
Before expense waivers and reimbursement	0.92%	0.92%	0.93%	0.93%	0.94%
After expense waivers and reimbursement	0.92%	0.92%	0.93%	0.88%	0.94%
Ratio of net investment income to average net assets	4.15%	4.40%	4.74%	4.61%	4.43%
Portfolio turnover rate	19.79%	12.60%	12.25%	17.01%	14.95%

[1]	Total returns assume purchase at net asset value (without sales charge) at the beginning of each period. Returns for periods less than a full year are aggregate (non-annualized) returns.

[2]	Excludes the effect of short-term TBA security transactions.

[3]	Per share information was calculated based on average shares.

The accompanying notes are an integral part of these financial statements.

National Municipal Bond Fund					Strategic Income Fund

December 31,					December 31,
2002	2001	2000	1999	1998	2002	2001	2000	1999	1998

$11.16	$11.13	$10.50	$11.56	$11.54	$4.20	$4.37	$4.67	$4.98	$5.16

0.47	0.50	0.52	0.51	0.51	0.29	0.36	0.39	0.40	0.38
0.49	0.03	0.63	(1.06)	0.13	(0.04)	(0.17)	(0.30)	(0.30)	(0.15)

0.96	0.53	1.15	(0.55)	0.64	0.25	0.19	0.09	0.10	0.23

(0.46)	(0.50)	(0.52)	(0.51)	(0.51)	(0.31)	(0.35)	(0.27)	(0.40)	(0.38)
0.00	0.00	0.00	0.00	(0.11)	0.00	0.00	0.00	0.00	(0.00)
0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	(0.00)
0.00	0.00	0.00	0.00	0.00	0.00	(0.01)	(0.12)	(0.01)	(0.03)

(0.46)	(0.50)	(0.52)	(0.51)	(0.62)	(0.31)	(0.36)	(0.39)	(0.41)	(0.41)

$11.66	$11.16	$11.13	$10.50	$11.56	$4.14	$4.20	$4.37	$4.67	$4.98

8.81%	4.79%	11.24%	-4.86%	5.70%	6.31%	4.45%	2.05%	1.92%	4.03%

$90,809	$67,991	$53,901	$54,296	$62,558	$128,423	$102,923	$77,568	$67,218	$66,375

0.97%	0.97%	1.01%	0.98%	0.99%	1.30%	1.31%	1.36%	1.37%	1.36%
0.97%	0.97%	1.01%	0.97%	0.99%	1.30%	1.31%	1.36%	1.16%	0.80%
4.08%	4.44%	4.83%	4.62%	4.44%	6.90%	8.31%	8.65%	8.42%	7.45%
22.27%	32.81%	20.12%	16.44%	21.89%	85.26%[2]	114.66%[2]	146.55%	119.62%	172.43%

Financial Highlights	selected data for a share outstanding throughout each period

	Bond Funds

	U.S. Government and Mortgage Securities Fund

	December 31,
	2002	2001	2000	1999	1998

Net asset value, beginning of period	$10.10	$9.95	$9.61	$10.17	$10.20

Income From Investment Operations:[4]

Net investment income (loss)	0.50	0.56	0.60	0.60	0.63
Net realized and unrealized gain (loss) on investments	0.36	0.16	0.34	(0.56)	(0.03)

Total from investment operations	0.86	0.72	0.94	0.04	0.60

Less Distributions:

From net investment income	(0.51)	(0.57)	(0.60)	(0.60)	(0.63)
From net capital gains	0.00	0.00	0.00	0.00	0.00
In excess of realized gains	0.00	0.00	0.00	0.00	0.00
Tax return of capital distribution	0.00	0.00	0.00	0.00	0.00

Total distributions	(0.51)	(0.57)	(0.60)	(0.60)	(0.63)

Net asset value, end of period	$10.45	$10.10	$9.95	$9.61	$10.17

Total return[2]	8.69%	7.39%	10.21%	0.39%	6.06%

Ratios/Supplemental Data:

Net assets, end of period (000’s)	$501,248	$317,583	$179,462	$202,966	$216,344
Ratio of expenses to average net assets:[3]
Before expense waivers and reimbursement	1.00%	1.03%	1.03%	1.01%	1.02%
After expense waivers and reimbursement	1.00%	1.03%	1.03%	1.01%	1.02%
Ratio of net investment income to average net assets[3]	4.85%	5.53%	6.27%	6.05%	6.20%
Portfolio turnover rate	30.49%	19.75%	1.66%	20.67%	22.70%

[1]	Commencement of operations.

[2]	Total returns assume purchase at net asset value (without sales charge) at the beginning of each period. Returns for periods less than a full year are aggregate (non-annualized) returns.

[3]	Annualized when the period presented is less than one year.

[4]	Per share information was calculated based on average shares.

The accompanying notes are an integral part of these financial statements.

Money Funds

California Municipal Money Fund					Money Market Fund	U.S. Treasury Money Fund

December 31,					March. 4, 2002[1] through Dec. 31, 2002	December 31,
2002	2001	2000	1999	1998		2002	2001	2000	1999	1998

$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

0.009	0.019	0.030	0.024	0.026	0.014	0.009	0.033	0.052	0.040	0.045
(0.000)	(0.000)	0.000	0.000	0.000	0.000	(0.000)	(0.000)	0.000	0.000	0.000

0.009	0.019	0.030	0.024	0.026	0.014	0.009	0.033	0.052	0.040	0.045

(0.009)	(0.019)	(0.030)	(0.024)	(0.026)	(0.014)	(0.009)	(0.033)	(0.052)	(0.040)	(0.045)
0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000

(0.009)	(0.019)	(0.030)	(0.024)	(0.026)	(0.014)	(0.009)	(0.033)	(0.052)	(0.040)	(0.045)

$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

0.86%	1.93%	3.03%	2.44%	2.67%	1.45%	0.93%	3.32%	5.35%	4.02%	4.60%

$36,099	$39,266	$37,924	$39,316	$40,483	$18,376	$46,337	$75,962	$81,925	$55,892	$58,186

0.91%	0.90%	0.94%	0.95%	0.99%	1.27%	1.02%	0.99%	1.02%	1.03%	1.02%
0.59%	0.61%	0.63%	0.63%	0.67%	0.00%	0.74%	0.73%	0.68%	0.69%	0.60%
0.85%	1.92%	2.98%	2.41%	2.74%	1.71%	0.94%	3.31%	5.24%	3.96%	4.49%
—	—	—	—	—	—	—	—	—	—	—

Notes to Financial Statements	December 31, 2002

1. Significant Accounting Policies

Atlas Assets, Inc., a Maryland corporation (the “Company”), is an open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended, and offering fifteen portfolios. The Company currently consists of the Atlas Balanced Fund, the Atlas Emerging Growth Fund, the Atlas Fund of Funds, the Atlas Global Growth Fund, the Atlas Growth and Income Fund, the Atlas S&P 500 Index Fund, the Atlas Strategic Growth Fund, the Atlas Value Fund, the Atlas California Municipal Bond Fund, the Atlas National Municipal Bond Fund, the Atlas Strategic Income Fund, the Atlas U.S. Government and Mortgage Securities Fund, the Atlas California Municipal Money Fund, the Atlas Money Market Fund, and the Atlas U.S. Treasury Money Fund (a “Fund”, or collectively, the “Funds”). All Funds are diversified with the exception of the Atlas Fund of Funds, the Atlas California Municipal Money Fund and the Atlas California Municipal Bond Fund which are non-diversified.

The Atlas S&P 500 Index Fund is a “feeder” fund in a “master-feeder” structure. As such, the Fund invests all of its assets in a separate mutual fund known as the “Master Portfolio”. The Master Portfolio, which has the same investment objective as the Atlas S&P 500 Index Fund, invests in the common stock of the individual securities that comprise the S&P 500 Index. The Fund’s investment value in the Master Portfolio, which reflects the Fund’s ownership in the net assets of the Master Portfolio, is 1.10% of the outstanding interests of the Master Portfolio. The Fund records daily its proportionate interest in the net investment income and realized and unrealized capital gains and losses of the Master Portfolio. The financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the financial statements of the Atlas S&P 500 Index Fund.

The investment objective of the Money and Bond Funds is to seek a high level of current income consistent with prudent investment management. The Money Funds seek short-term yields with liquidity and stability of principal. The Bond Funds seek higher long-term yields for investors who can accept price fluctuations. The Stock Funds seek a varying mix of long-term capital growth and current income for investors who can accept price fluctuations.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a.	Investment Valuation: Bond Fund securities are valued by pricing services. Valuations of portfolio securities furnished by the pricing services are based upon a computerized matrix system and/or appraisals, in each case, in reliance upon information concerning market transactions and quotations from recognized securities dealers. Securities for which quotations are readily available are valued based upon those quotations. Securities for which quotations are not readily available (which constitute the majority of the Bond Funds’ securities) are valued at their fair value based upon the information supplied by the pricing services. The methods used by the pricing services and the quality of valuations so established is reviewed by the Company’s officers under the general supervision of the Directors of the Company. There are a number of pricing services available and the Directors, on the basis of ongoing evaluation of these services, may use other pricing services or discontinue the use of any pricing service in whole or in part.

Money Fund securities have a remaining maturity of 13 months or less and their entire portfolios have a weighted average maturity of 90 days or less. As such, all of the Money Fund securities are valued at amortized cost, which approximates value. If a Money Fund portfolio had a remaining weighted average maturity of greater than 90 days, the portfolios would be stated at value based on recorded closing sales on a national securities exchange or, in the absence of a recorded sale, at the bid price.

Stock Fund securities listed or traded on an exchange are valued at the last sales price on the exchange, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ Automated

Quotation System) is valued at the bid price from a pricing service or broker. Each security reported on the NASDAQ Automated Quotation System is valued at the last sales price on the valuation date.

Atlas Fund of Funds’ investments are valued at the net asset value of each underlying Atlas fund determined as of the close of the New York Stock Exchange (generally 4:00 p.m. eastern time) on each day the Exchange is open for trading.

b.	Security Credit Risk: The Atlas Strategic Income Fund may invest any amount of its assets in higher yielding, lower-rated debt securities, including defaulted securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal than lower yielding, investment grade fixed income securities. The Atlas Global Growth Fund and the Atlas Emerging Growth Fund may also invest in such lower-rated securities, but only to a much more limited extent. As of December 31, 2002, Atlas Strategic Income Fund holds securities in default with an aggregate market value of $1,381,651, representing 1.08% of the Fund’s net assets. The Atlas Global Growth Fund also holds a security in default at December 31, 2002 with a market value of $23,400, representing .03% of net assets.

c.	Municipal Bonds or Notes with “Puts”: The Funds have purchased municipal bonds or notes with the right to resell the bonds or notes to the seller at an agreed upon price or yield on a specified date or within a specified period (which will be prior to the maturity date of the bonds or notes). Such a right to resell is commonly known as a “put”. In determining the weighted average maturity of the Money Funds’ portfolios, municipal bonds and notes as to which the Funds hold a put will be deemed to mature on the last day on which the put may be exercisable.

d.	Variable Rate Demand Notes: The Funds have invested in certain variable interest rate demand notes with maturities greater than 90 days but which are redeemable at specified intervals upon demand. The maturity of these instruments for purposes of calculating the portfolio’s weighted average maturity is considered to be the greater of the period until the interest rate is adjusted or until the principal can be recovered by demand.

e.	Federal Income Taxes: It is the Company’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment and tax-exempt income, including any net realized gain on investments, to its shareholders. Accordingly, no provision for federal income or excise tax is required.

f.	Security Transactions: As is common in the industry, security transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes.

g.	Allocation of Expenses, Income and Gains and Losses: Common expenses incurred by the Company are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. All other expenses are charged to each Fund as incurred on a specific identification basis.

h.	Investment Income, Expenses and Distributions: Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Interest on payment-in-kind debt securities is accrued as income at the coupon rate and a market adjustment is made periodically. Dividends are recorded on the ex-dividend date. Dividends-in-kind are recorded as income on the ex-dividend date at the current market value of the underlying security. The Money Funds declare and reinvest dividends daily and pay them monthly. The Bond Funds declare dividends daily and reinvest and pay them monthly. The Stock Funds, with the exception of the Atlas Balanced Fund and the Atlas Growth and Income Fund, which are on a quarterly schedule, declare, pay and reinvest dividends annually. Income for the Atlas Balanced Fund, the Atlas Emerging Growth Fund, the Atlas Global Growth Fund, the Atlas Growth and Income Fund and the Atlas Strategic Growth Fund for the year ended December 31, 2002 are net of foreign withholding taxes of $4,474, $388, $134,792, $19,653 and $9,655, respectively. Distributions of capital gains, if any, will normally be declared and paid once year.

Notes to Financial Statements (continued)	December 31, 2002

i.	To-Be-Announced Securities: The Funds may trade portfolio securities on a “to-be-announced” (TBA) basis. In a TBA transaction, the Fund has committed to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the pool number and face amount. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities. Pursuant to regulation, the Fund sets aside sufficient investment securities as collateral to meet these commitments. TBA commitments as of December 31, 2002 amounted to $28,515,019 for Atlas Strategic Income Fund.

j.	Options: Premiums received from call options written are recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current market value of the option written. If the option is not exercised, premiums received are realized as a gain at expiration date. If the position is closed prior to expiration, a gain or loss is realized based on premiums received less the cost of the closing transaction. When an option is exercised, premiums received are added to the proceeds from the sale of the underlying securities and a gain or loss is realized accordingly. These same principles apply to the sale of put options.

k.	Forward Contracts: The Stock Funds and Atlas Strategic Income Fund may enter into forward foreign currency exchange contracts (forward contracts) to hedge specific transactions or portfolio positions and to protect the value of the portfolio against future changes in currency exchange rates. A forward contract is an obligation to purchase or sell a specific currency at an agreed upon future date at a price set on the day of the contract.

The valuation of forward contracts, owned by the Stock Funds and Atlas Strategic Income Fund is based on the daily prices of the forward currency contract rates in the foreign exchange markets as provided by pricing services. Gains or losses are realized upon the closing or settlement of the forward transaction.

Securities are held in segregated accounts to cover net exposure on outstanding forward contracts. Unrealized appreciation or depreciation on forward contracts is reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

The risks associated with forward contracts include the potential default of the other party to the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

l.	Repurchase Agreements: The Funds may invest in repurchase agreements secured by U.S. Government obligations or by other securities. Securities pledged as collateral for repurchase agreements are held by the Funds’ custodian bank until maturity of the repurchase agreements. Provisions of the agreements ensure that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreements, realization and/or retention of the collateral may be subject to legal proceedings.

m.	Dollar Roll Transactions: The Atlas Balanced Fund, the Atlas U.S. Government and Mortgage Securities Fund and the Atlas Strategic Income Fund may engage in dollar reverse repurchase agreements (“dollar rolls”), which entail the simultaneous sale of securities with an agreement to buy back substantially similar securities at a future date at a price less than the price at which the securities were originally sold. These transactions are accounted for as financing transactions as opposed to sales and purchases. The differential in price between the sale price and repurchase price is recorded as deferred income and recognized between the settlement dates of the sale and repurchase. Pursuant to regulation, the funds set aside sufficient investment securities as collateral to meet these commitments. Dollar roll transactions involve risk that the market value of the securities sold by the Funds may decline below the repurchase price of those securities.

n.	Foreign Currency Translation: Amounts denominated in or expected to settle in foreign currencies (FC) are translated into United States dollars at rates reported by selected pricing services on the following basis: Market value of investment, other assets and liabilities—at the closing rate of exchange at the balance sheet date; purchases and sales of investment securities, income and expenses—at the rate of exchange prevailing on the respective dates such transactions are recorded.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of FC’s, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rates.

o.	Securities Lending: The Atlas Balanced Fund, the Atlas Emerging Growth Fund, the Atlas Global Growth Fund, the Atlas Growth and Income Fund, the Atlas Strategic Growth Fund and the Atlas Value Fund may lend their securities to approved borrowers to earn additional income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. Income from securities lending, net of any fees paid to the approved borrowers or to the Fund’s custodian bank which serves as the lending agent, is included in interest income on the Statements of Operations. Income from securities lending of $444, $4,363, $5,213 and $736 was earned by Atlas Balanced Fund, Atlas Global Growth Fund, Atlas Growth and Income Fund and Atlas Strategic Growth Fund, respectfully, during the year ended December 31, 2002. Although the risks associated with lending are mitigated by the collateral, a Fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them.

p.	Classification of Distributions to Shareholders: Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may vary from the characterization for Federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which distributions are made may differ from the fiscal year in which the income or realized gain was recorded by a Fund.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by a Fund, timing differences, and differing characterization of distributions made by a Fund.

Notes to Financial Statements (continued)	December 31, 2002

Permanent differences incurred during the period ended December 31, 2002, resulting from differences in book and tax accounting, have been reclassified at year-end to undistributed net investment income, undistributed net realized gain (loss) and paid in capital as follows:

	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid in Capital

U.S. Treasury Money Fund	$(1,134)	$—	$1,134
Balanced Fund	(3,167)	3,202	(35)
Emerging Growth Fund	212,012	—	(212,012)
Global Growth Fund	(5,989)	122,618	(116,629)
Growth and Income Fund	(14,447)	14,959	(512)
S&P 500 Index Fund	(699)	(35,704)	36,403
Strategic Growth Fund	365,834	1,217	(367,051)
California Municipal Bond Fund	(34,338)	34,338	—
National Municipal Bond Fund	(4,391)	4,391	—
Strategic Income Fund	647,207	(650,187)	2,980
U.S. Government and Mortgage Securities Fund	230,285	4,964,428	(5,194,713)

q.	Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. Unrealized Appreciation/Depreciation—Tax Basis

As of December 31, 2002, each Fund had the following unrealized appreciation (depreciation) for federal income tax purposes (in 000’s):

	Balanced Fund	Emerging Growth Fund	Fund of Funds	Global Growth Fund	Growth and Income Fund	Strategic Growth Fund	Value Fund

Unrealized appreciation	$612	$1,458	$14	$9,295	$27,136	$2,262	$318
Unrealized depreciation	$(1,487)	$(1,952)	$(161)	$(19,628)	$(20,610)	$(7,108)	$(306)

Net unrealized appreciation (depreciation)	$(875)	$(494)	$(147)	$(10,333)	$6,526	$(4,846)	$12

Cost of securities for federal income tax purposes	$27,499	$15,256	$2,212	$105,410	$272,728	$71,400	$6,850

	California Municipal Bond Fund	National Municipal Bond Fund	Strategic Income Fund	U.S. Government and Mortgage Securities Fund	California Municipal Money Fund	Money Market Fund	U.S.Treasury Money Fund

Unrealized appreciation	$17,272	$5,609	$6,064	$15,344	$—	$—	$—
Unrealized depreciation	$(123)	$(41)	$(13,862)	$(188)	$—	$—	$—

Net unrealized appreciation (depreciation)	$17,149	$5,568	$(7,798)	$15,156	$—	$—	$—

Cost of securities for federal income tax purposes	$285,714	$85,653	$162,837	$484,566	$35,997	$18,143	$46,443

3. Share Transactions

The following is a summary of share transactions for the periods ended December 31, 2002 and December 31, 2001 (in 000’s):

	Balanced Fund		Emerging Growth Fund		Fund of Funds	Global Growth Fund
	2002	2001	2002	2001	2002[1]	2002	2001

Sold	357	574	249	289	284	2,690	994
Issued in reinvestment of dividends	45	59	0	0	1	0	0
Redeemed	(1,338)	(840)	(291)	(404)	(47)	(2,685)	(1,248)

Net increase (decrease)	(936)	(207)	(42)	(115)	238	5	(254)

	Growth and Income Fund		S&P 500 Index Fund		Strategic Growth Fund		Value Fund
	2002	2001	2002	2001	2002	2001	2002[1]

Sold	1,038	1,510	2,857	2,208	685	779	904
Issued in reinvestment of dividends	10	26	48	16	0	0	6
Redeemed	(3,192)	(2,811)	(1,457)	(458)	(1,614)	(1,797)	(56)

Net increase (decrease)	(2,144)	(1,275)	1,448	1,766	(929)	(1,018)	854

	California Municipal Bond Fund		National Municipal Bond Fund		Strategic Income Fund		U .S. Government and Mortgage Securities Fund
	2002	2001	2002	2001	2002	2001	2002	2001

Sold	6,971	5,020	2,461	1,743	13,038	12,350	24,171	16,956
Issued in reinvestment of dividends	716	624	210	182	902	742	1,345	870
Redeemed	(3,419)	(2,523)	(973)	(678)	(7,428)	(6,312)	(9,014)	(4,422)

Net increase (decrease)	4,268	3,121	1,698	1,247	6,512	6,780	16,502	13,404

	California Municipal Money Fund		Money Market Fund	U.S. Treasury Money Fund
	2002	2001	2002[2]	2002	2001

Sold	16,256	21,720	36,273	25,345	68,651
Issued in reinvestment of dividends	292	694	153	524	2,601
Redeemed	(19,715)	(21,072)	(18,050)	(55,493)	(77,225)

Net increase (decrease)	(3,167)	1,342	18,376	(29,624)	(5,973)

[1]	For the period May 1, 2002 (commencement of operations) to December 31, 2002.

[2]	For the period March 4, 2002 (commencement of operations) to December 31, 2002.

4. Purchases and Sales of Securities

Aggregate purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2002 were as follows (in 000’s):

	Balanced Fund	Emerging Growth Fund	Fund of Funds	Global Growth Fund	Growth and Income Fund	Strategic Growth Fund	Value Fund

Purchases	$49,129	$43,583	$2,624	$45,084	$325,863	$74,337	$22,847
Sales	$50,806	$45,246	$410	$39,425	$316,331	$78,847	$14,852

	California Municipal Bond Fund	National Municipal Bond Fund	Strategic Income Fund	U.S. Government and Mortgage Securities Fund	California Municipal Money Fund	Money Market Fund	U.S. Treasury Money Fund

Purchases	$79,876	$27,819	$133,608	$265,326	$0	$0	$0
Sales	$52,059	$16,381	$118,940	$118,730	$0	$0	$0

Notes to Financial Statements (continued)	December 31, 2002

Post October Loss

Under the current tax law, capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2002, the Funds elected to defer capital and current losses occurring between November 1, 2002 and December 31, 2002 as follows (in 000’s):

	Capital Losses	Currency Losses

Emerging Growth Fund	$163	$—
Global Growth Fund	1,682	38
Growth and Income Fund	5,954	—
S&P 500 Index Fund	83	—
Strategic Growth Fund	215	—
Strategic Income Fund	748	—
U.S. Government and Mortgage Securities Fund	10	—

At December 31, 2002 the following Funds had capital loss carryovers approximating these amounts for federal income tax purposes (in 000’s):

	Expiring December 31,

	2003	2004	2005	2006	2007	2008	2009	2010

Balanced Fund	$—	$—	$—	$—	$—	$2,028	$892	$10,562
Emerging Growth Fund	$—	$—	$—	$—	$—	$3,587	$2,756	$4,036
Fund Of Funds	$—	$—	$—	$—	$—	$—	$—	$2
Global Growth Fund	$—	$—	$—	$—	$—	$—	$6,389	$9,710
Growth and Income Fund	$—	$—	$—	$—	$—	$—	$31,390	$25,585
S&P 500 Index Fund	$—	$—	$—	$—	$—	$3	$286	$1,482
Strategic Growth Fund	$—	$—	$—	$—	$—	$—	$37,498	$26,198
Value Fund	$—	$—	$—	$—	$—	$—	$—	$1,288
California Municipal Bond Fund	$—	$—	$—	$—	$—	$—	$—	$320
National Municipal Bond Fund	$—	$—	$—	$—	$203	$306	$—	$—
Strategic Income Fund	$—	$—	$—	$—	$—	$2,082	$927	$2,953
U.S. Government and Mortgage Securities	$7,507	$1,491	$280	$52	$420	$1,546	$146	$184
U.S. Treasury Money Fund	$—	$1	$5	$7	$2	$4	$—	$1

Such amounts may be used to offset capital gains realized during the subsequent periods indicated and thereby relieve these funds and their shareholders of federal tax liability with respect to the capital gains that are so offset. It is the intention of the Funds not to make distributions from capital gains while they have a capital loss carryover.

5. Transactions With Affiliates and Related Parties

Atlas Advisers, Inc. (the “Adviser”) provides portfolio management services to the Atlas Fund of Funds, the Atlas U.S. Government and Mortgage Securities Fund, the Atlas Money Market Fund, and the Atlas U.S. Treasury Money Fund and supervises the provision of similar services to the Atlas Municipal Funds by Boston Safe Advisers, Inc., to the Atlas Stock Funds, other than the Atlas Fund of Funds and the Atlas Value Fund, and to the Atlas Strategic Income Fund by OppenheimerFunds, Inc., to the Atlas Value Fund by Pilgrim, Baxter & Associates, Ltd. (together, the “Subadvisers”) and to the Master Portfolio, in which the Atlas S&P 500 Index Fund invests, by Barclays Global Fund Advisors (BGFA). The Atlas S&P 500 Index Fund invests all of its assets in the Master Portfolio, a passively managed fund, which is advised by BGFA. Each Fund pays the Adviser a management fee for the investment management services, and the Adviser, in turn, pays the Subadvisers. In addition, Atlas S&P 500 Index Fund pays directly to BGFA an annualized fee of .05% of its daily assets invested in the Master Portfolio. The management fee is based on an annual rate, equal to a percentage of each Fund’s average daily net assets, and is paid monthly as follows: .50% of assets up to $500 million and .475% of assets over $500 million for the Money Funds; .55% of assets up to $500 million and .50% of assets over $500 million for the Bond Funds other than Atlas Strategic Income Fund; .70% of assets up to $100 million, .60% of assets of the next $400 million and .50% of assets over $500 million for the Stock Funds other than Atlas Emerging Growth Fund, Atlas Global Growth Fund, Atlas S&P 500 Index Fund and Atlas Value Fund; .75% of assets up to $100 million, .70% of assets of the next $400 million and .65% of assets over $500 million for the Atlas Strategic Income Fund; 80% of assets up to $100 million, .75% of assets of the next $400 million and .70% of assets over $500 million for the Atlas Emerging Growth Fund, the Atlas Global Growth Fund and Atlas Value Fund; and .25% of assets up to $500 million and .23% of assets over $500 million for the Atlas S&P 500 Index Fund and the Atlas Fund of Funds. At December 31, 2002 the following amounts were payable by the respective Funds to Atlas Advisers, Inc. for management services rendered: Balanced Fund, $15,299; Emerging Growth Fund, $9,975; Global Growth Fund, $61,976; Growth and Income Fund, $144,794; Strategic Growth Fund, $38,048; California Municipal Bond Fund, $139,722; National Municipal Bond Fund, $41,527; Strategic Income Fund, $79,147; U.S. Government and Mortgage Securities Fund, $231,355; California Municipal Money Fund, $12,559; and U.S. Treasury Money Fund, $18,157.

Atlas Securities, Inc. (the “Distributor”) acts as principal underwriter for shares of each Fund pursuant to a Principal Underwriting Agreement. The Distributor receives payments under a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 of the 1940 Act. Under the Plan, the Company may reimburse the Distributor up to a maximum of .25% per year of average daily net assets in each fund, payable on a quarterly basis. At December 31, 2002, the following amounts were payable by the respective Funds to Atlas Securities, Inc. for Plan services rendered: Balanced Fund, $2,708; Global Growth Fund, $57,114; Growth and Income Fund $169,128; S&P 500 Index Fund, $16,123; Strategic Growth Fund, $39,560; Value Fund, $4,159; California Municipal Bond Fund, $186,801; National Municipal Bond Fund, $54,962; Strategic Income Fund, $76,946; and U.S. Government and Mortgage Securities Fund, $306,211.

Due to voluntary expense waivers in effect during the period ended December 31, 2002, 12b-1 fees were assessed and paid to the Distributor at rates, varying by Fund, ranging from 0.00% to .25% per annum. 12b-1 fees due the Distributor were reduced in the amount of $304,669. Management fees due the Adviser were reduced by $201,383. The Adviser also absorbed $186,049 of other Fund expenses during the period.

The Adviser and Distributor are wholly owned subsidiaries of Golden West Financial Corporation. Certain officers and directors of the Company are also officers and/or directors of the Adviser and the Distributor.

At December 31, 2002, Golden West Financial Corporation owned 115,723 shares in the Atlas Emerging Growth Fund, 10,000 shares in Atlas Fund of Funds, 1,000 shares in the Atlas S&P 500 Index Fund, 125,000 shares in the Atlas Value Fund, and 75,785 shares in the Atlas Money Market Fund.

6. Concentrations of Credit Risk

There are certain concentrations of credit risk, which may subject the Funds more significantly to economic changes occurring in certain industries or sectors as follows:

The California Municipal Money Fund and the California Municipal Bond Fund have concentrations in California municipal securities.

The U.S. Government and Mortgage Securities Fund has a concentration in Federal National Mortgage Association securities.

The Money Market Fund has a concentration in Federal National Mortgage Association and Federal Home Loan Mortgage Corp. securities.

The U.S. Treasury Money Fund has a concentration in United States Treasury obligations.

Industry and sector concentrations greater than 10% of a Fund’s net assets at December 31, 2002 are as follows:

The Growth and Income Fund has 11.53% in diversified financial services.

Notes to Financial Statements (continued)	December 31, 2002

The California Municipal Bond Fund has 24.39% in general obligation bonds, 10.58% in transportation and 10.43% in lease revenue.

The National Municipal Bond Fund has 17.49% in general obligation bonds, 16.03% in education and 14.38% in transportation.

The Strategic Income Fund has 30.97% in Federal National Mortgage Association bonds.

The California Municipal Money Fund has 30.47% in housing, 15.07% in transportation and 11.36% in lease revenue.

7. Forward Contracts

Open forward contracts in the Funds to purchase and sell foreign currencies as of December 31, 2002 were as follows:

	Settlement Date	Contract Amount (000’s)		Valuation as of 12/31/02	Unrealized Appreciation (Depreciation)

Strategic Income Fund:
Contracts to Purchase:
Australian Dollar	04/15/03	495	AUD	$275,427	$10,637
British Pound Sterling	03/20/03	320	GBP	512,038	18,174
Canadian Dollar	04/16/03-04/17/03	545	CAD	343,501	(2,519)
Euro Dollar	01/21/03-05/06/03	14,235	EUR	14,867,457	641,814
Japanese Yen	01/06/03-05/08/03	1,492,115	JPY	12,601,891	359,426
Turkish Lira	02/05/03-02/07/03	184,150,000	TRL	111,263	(1,161)

				$28,711,577	1,026,371

Contracts to Sell:
Australian Dollar	04/15/03	495	AUD	$275,427	(17,994)
British Pound Sterling	03/06/03-03/20/03	900	GBP	1,440,394	(36,266)
Canadian Dollar	02/21/03-04/17/03	695	CAD	438,252	10,576
Euro Dollar	01/21/03-05/06/03	11,385	EUR	11,888,494	(751,197)
Indonesian Rupiah	01/24/03	1,368,731	IDR	152,760	(85)
Japanese Yen	01/06/03-05/08/03	1,595,855	JPY	13,477,952	(337,254)
Philippine Peso	04/25/03	15,627	PHP	292,713	(7,713)
Turkish Lira	02/05/03-02/07/03	184,150,000	TRL	111,263	(11,263)

				$28,077,255	(1,151,196)

Net unrealized depreciation					$(124,825)

8. Futures Contracts

The Bond and Stock Funds may purchase and sell futures contracts for hedging their investments against changes in value, to manage cash flow, to attempt to enhance income, or as a temporary substitute for purchases or sales of actual securities. These Funds may also buy or write put or call options on these futures contracts.

The purpose of the acquisition or sale of a futures contract is to protect the involved Fund from adverse fluctuations in interest rates or in market or currency indices and the resulting negative valuation effect on the Fund investments without actually buying or selling securities.

Upon engaging in a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount (initial margin). Subsequent payments (variation margins) to and from the Fund or the broker, must be made daily as the price of the security or the currency rate underlying the futures contract fluctuates, making the long or short position in the futures contract more or less valuable. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statements of Investments. The Statements of Assets and Liabilities reflects a receivable or payable for the daily mark to market variation margin.

Futures contracts (and related options) involve risks to which the Bond and Stock Funds would otherwise not be subject. Inherent risks include the possibility of imperfect correlation between the price of the futures contract or option and the price of the securities or indices being hedged and the possible absence of a liquid secondary market for any particular instrument at any time.

As of December 31, 2002, the Atlas Strategic Income Fund had outstanding futures contracts to purchase and sell debt securities as follows:

	Expiration Date	Number of Futures Contracts	Valuation	Unrealized Appreciation (Depreciation)

Contracts to Purchase:
Japan Government Bonds, 10 Yr.	03/03	3	$359,085	$1,045
Euro-Schatz	03/03	22	$2,438,890	19,709
United Kingdom Long Gilt	03/03	1	$193,659	3,055
Nasdaq 100 Index	03/03	2	$197,400	(8,220)
Euro-Bundesobligation	03/03	2	$238,298	5,081
U.S. Treasury Notes, 10 Yr.	03/03	43	$4,948,359	125,797
U.S. Long Bonds	03/03	55	$6,206,406	164,531

				310,998

Contracts to Sell:
U.S. Treasury Notes, 5 Yr.	03/03	26	$2,944,500	(60,734)
Dax Index	03/03	1	$76,200	5,772
U.S. Treasury Notes, 2 Yr.	03/03	37	$7,961,938	(82,922)

				(137,884)

Net unrealized appreciation				$173,114

9. Options Transactions

The Bond and Stock Funds may purchase and sell covered exchange listed put and call options on securities, indices and currencies. These options may be on debt securities, financial indices and foreign currencies (Bond Funds) and on stocks, stock and financial indices, foreign government securities or foreign currencies (Stock Funds).

A Fund may sell covered put options and call options for additional premium income, buy put options in an effort to protect the value of a security in its portfolio against decline in value and buy call options in an effort to protect against a price increase of securities or currencies it intends to purchase. The Bond and Stock Funds may also make offsetting transactions to close open positions.

A Fund may write a put option as an alternative to purchasing a security. A put option gives the holder the right to sell the underlying security to the Fund at any time during the option period at a predetermined exercise price. Writing a call option obligates the Fund to sell or deliver the option’s underlying security, in return for the strike price, upon exercise of the option.

Premiums received are recorded as a liability that is marked to the market daily to reflect the current value of the options. A Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of the premium received or paid. If an option expires or is canceled in a closing transaction, the Fund will realize a gain or loss depending on whether the cost of the closing transaction, if any, is lesser than or greater than the premium originally received.

Securities designated to cover outstanding call options are noted in the Statements of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statements of Investments. Options written are reported as a liability in the Statements of Assets and Liabilities. Gains and losses are reported in the Statements of Operations.

Notes to Financial Statements (continued)	December 31, 2002

The risk in writing a call option is that the Fund foregoes the opportunity for profit if the value of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund is exposed to a potential loss if the value of the underlying security declines and the option is exercised. Owning an option exposes the Fund to the risk of paying a premium whether the option is exercised or not. Additional risk exists if an illiquid secondary market does not allow for entering into a closing transaction.

Written option transactions in the Funds for the year ended December 31, 2002 were as follows:

	Call Options		Put Options

	Number of Options	Amount of Premiums	Number of Options	Amount of Premiums

Strategic Income Fund:
Options outstanding at December 31, 2001	41,380	$97,314	0	$0
Options written	24,571,490	72,949	3,020	14,311
Options closed or expired	(459,860)	(149,727)	0	0
Options exercised	(3,000)	(2,400)	(3,020)	(14,311)

Options outstanding at December 31, 2002	24,150,010	$18,136	0	$0

Balanced Fund:
Option outstanding at December 31, 2001	0	$0
Options written	4,000	8,880
Options closed or expired	(4,000)	(8,880)
Options exercised	0	0

Options outstanding at December 31, 2002	0	$0

10. Illiquid and Restricted Securities

The Funds may invest in securities that are illiquid or restricted. Restricted securities are not registered under the Securities Act of 1933, are often acquired in private placements that may have legal or contractual restrictions preventing their ready disposition, or may be repurchase agreements or time deposits maturing in more than seven days. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. No Fund will invest in illiquid or restricted assets if, immediately after such purchase, the value thereof, as determined under methods approved by the Board of Directors, would exceed 10% of its net assets. At December 31, 2002, the value of illiquid securities and the resulting percentage of net assets amounted to $6,830,206 or 5.32% in the Atlas Strategic Income Fund. Certain Funds own restricted securities that have been determined to be liquid. These securities are not included in the 10% limitation mentioned above and are identified in the Statements of Investments.

11. Credit Swap Transactions

The Bond Funds may enter into credit swap transactions to seek to maintain a total return on a particular investment or portion of the portfolio, or for other non-speculative purpose. Because the principal amount is not exchanged, and represents neither an asset nor a liability to either counterparty, it is referred to as a notional principal amount. A Fund records an increase or decrease to interest income, in the amount due to or owed by the Fund at termination or settlement. Credit swaps are subject to credit risks (if the counterparty fails to meet its obligations). The Fund segregates liquid assets to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive.

As of December 31, 2002, Strategic Income Fund had the following credit swap agreement:

	Expiration Date	Notional Principal	Valuation as of December 31, 2002	Unrealized Appreciation

Contract Description:
JPMorgan Chase Bank, Jordan (Kingdom of) Credit Nts.	06/06/2006	75,000	$4,640	$4,640

Independent Auditors’ Report

The Board of Directors and Shareholders

Atlas Assets, Inc.:

We have audited the accompanying statements of assets and liabilities of the Funds comprising Atlas Assets, Inc. (Atlas Balanced Fund, Atlas Emerging Growth Fund, Atlas Fund of Funds, Atlas Global Growth Fund, Atlas Growth and Income Fund, Atlas S&P 500 Index Fund, Atlas Strategic Growth Fund, Atlas Value Fund, Atlas California Municipal Bond Fund, Atlas National Municipal Bond Fund, Atlas Strategic Income Fund, Atlas U.S. Government and Mortgage Securities Fund, Atlas California Municipal Money Fund, Atlas Money Market Fund and Atlas U.S. Treasury Money Fund) (the “Funds”), including the statements of investments in securities and net assets, as of December 31, 2002, the related statements of operations for the periods then ended, the statements of changes in net assets for the periods ended December 31, 2002 and 2001, and the financial highlights for each of the periods ended December 31, 2002, 2001, 2000, 1999, and 1998. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds comprising Atlas Assets, Inc. as of December 31, 2002, the results of their operations, the changes in their net assets, and their financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Oakland, California

February 7, 2003

Tax Information	(unaudited)

The following tax information represents disclosures of various tax benefits for the year ended December 31, 2002 passed though to shareholders of the Atlas Funds.

Of the distributions made from net investment income for the below stated Atlas Funds, the following percentages are tax-exempt for regular federal income tax purposes.

California Municipal Bond Fund	100%
National Municipal Bond Fund	100%
California Municipal Money Fund	100%

Directors and Officers	(unaudited)

The Directors and principal officers of Atlas Assets, Inc., their business addresses, positions held, length of time served, principal occupations for the past five years and other directorships held are set forth in the following table.

Interested Directors

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Marion O. Sandler, 72 1901 Harrison Street Oakland, CA 94612	Director President and Chief Executive Officer	Since 11/1987 Since 2/1988 Term of Offices: Continuous

Chairman of the Board and Chief Executive Officer of World Savings Bank, FSB (“World Savings”), Golden West Financial Corporation (“GWFC”), Atlas Securities, Inc. (“Distributor”) and Atlas Advisers, Inc. (“Adviser”)

				Fifteen	Atlas Insurance Trust (the Trust)

Russell W. Kettell, 58 1901 Harrison Street Oakland, CA 94612	Director	Since 12/1989 Term: Continuous	President of GWFC and Senior Executive Vice President of World Savings	Fifteen	Atlas Insurance Trust

Disinterested Directors

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Barbara A. Bond, 56 Hood and Strong LLC 60 Spear Street San Francisco, CA 94105	Director	Since 12/1989 Term: Continuous	Certified Public Accountant/Tax Partner of Hood and Strong LLC	Fifteen	Atlas Insurance Trust

Daniel L. Rubinfeld, 57 University of California School of Law 788 Boalt Hall Berkeley, CA 94720	Director	From 12/1989 thru 8/1997 and from 3/1999 to present Term: Continuous	Professor of Law and Economics, University of California, Berkeley. Deputy Assistant Attorney General, U.S. Department of Justice, June 1997 - December 1998; Independent Consultant	Fifteen	Atlas Insurance Trust, LECG LLC: a professional services firm

David J. Teece, 54 University of California IMIO #1930 Haas School of Business S-402 Berkeley, CA 94720	Director	Since 12/1989 Term: Continuous	Professor, Haas School of Business and Director, Institute of Management, Innovation and Organization, University of California, Berkeley	Fifteen	Atlas Insurance Trust, LECG LLC: a professional services firm

Directors and Officers (continued)	(unaudited)

Principal Officers who are Not Directors

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer	Other Directorships Held by Officer

W. Lawrence Key, 49 794 Davis Street San Leandro, CA 94577	Group Senior Vice President and Chief Operating Officer	Since 9/2001 Term of Offices: Continuous

September 2001 to present -  Group Senior Vice President and Chief Operating Officer of the Company, the Trust, the Adviser and the Distributor; May 2000 - August 2001 - Group Senior Vice President of the Distributor; August 1993 - April 2000 - Senior Vice President of the Distributor

				Fifteen	None

Joseph M. O’Donnell, 48 794 Davis Street San Leandro, CA 94577	Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary	Since 10/2001 Term of Offices: Continuous

October 2001 to present - Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of the Company, the Trust, the Adviser and the Distributor; August 1999 - May 2001 - Chief Operating Officer and General Counsel of Matthews International Capital Management, LLC, San Francisco, CA; 1997 - 1999 - Vice President/Legal of SEI Investments Co., Inc., Oaks, PA

				Fifteen	None

Gene Johnson, 50 794 Davis Street San Leandro, CA 94577	Vice President and Treasurer	Since 1/2000 Since 7/1998 Term of Offices: Continuous

January 2000 to present - Vice President of the Company, the Trust and the Adviser; July 1998 to present - Treasurer of the Company and the Trust; July 1998 - December 1999 - Assistant Vice President of the Company and the Trust; March 1994 - June 1998 - Manager of Fund Accounting for the Company and the Trust

				Fifteen	None

S&P 500 Index Master Portfolio Schedule of Investments	December 31, 2002

Security	Shares	Value
Common Stocks - 95.94%

Advertising - 0.22%
Interpublic Group of Companies Inc.	106,708	$1,502,449
Omnicom Group Inc.	52,061	3,363,141
TMP Worldwide Inc. (1)	30,808	348,438

		5,214,028

Aerospace / Defense - 1.61%
Boeing Co. (The)	232,443	7,668,295
General Dynamics Corp.	55,670	4,418,528
Goodrich (B.F.) Co.	31,812	582,796
Lockheed Martin Corp.	126,277	7,292,497
Northrop Grumman Corp.	50,399	4,888,703
Raytheon Co.	112,360	3,455,070
Rockwell Collins Inc.	50,561	1,176,049
United Technologies Corp.	131,149	8,123,369

		37,605,307

Airlines - 0.16%
AMR Corp. (1)	43,555	287,463
Delta Air Lines Inc.	34,034	411,811
Southwest Airlines Co.	214,436	2,980,660

		3,679,934

Apparel - 0.30%
Jones Apparel Group Inc. (1)	35,736	1,266,484
Liz Claiborne Inc.	29,515	875,120
Nike Inc. “B”	73,515	3,269,212
Reebok International Ltd. (1)	16,535	486,129
VF Corp.	30,033	1,082,690

		6,979,635

Auto Manufacturers - 0.53%
Ford Motor Company	508,063	4,724,986
General Motors Corp. “A”	155,166	5,719,419
Navistar International Corp. (1)	16,744	407,047
PACCAR Inc.	32,089	1,480,266

		12,331,718

Auto Parts & Equipment - 0.11%
Cooper Tire & Rubber Co.	20,280	311,095
Dana Corp.	41,090	483,218
Delphi Corp.	154,547	1,244,103
Goodyear Tire & Rubber Co. (The)	48,376	329,441
Visteon Corp.	36,112	251,340

		2,619,197

Banks - 7.26%
AmSouth Bancorp	98,541	1,891,987
Bank of America Corp.	414,498	28,836,626
Bank of New York Co. Inc. (The)	201,078	4,817,829
Bank One Corp.	322,565	11,789,751
BB&T Corp.	132,673	4,907,574
Charter One Financial Inc.	62,660	1,800,222
Comerica Inc.	48,414	2,093,421
Fifth Third Bancorp	160,039	9,370,284
First Tennessee National Corp.	34,793	1,250,460
FleetBoston Financial Corp.	290,604	7,061,677
Golden West Financial Corp.	42,526	3,053,792
Huntington Bancshares Inc.	65,348	1,222,661
KeyCorp	117,614	2,956,816
Marshall & Ilsley Corp.	60,424	1,654,409
Mellon Financial Corp.	119,422	3,118,108

Security	Shares	Value
National City Corp.	169,405	$4,628,145
North Fork Bancorp Inc.	44,787	1,511,113
Northern Trust Corp.	61,113	2,142,011
PNC Financial Services Group	78,618	3,294,094
Regions Financial Corp.	61,266	2,043,834
SouthTrust Corp.	96,002	2,385,650
State Street Corp.	89,796	3,502,044
SunTrust Banks Inc.	78,587	4,473,172
Synovus Financial Corp.	82,976	1,609,734
U.S. Bancorp	530,404	11,255,173
Union Planters Corp.	54,946	1,546,180
Wachovia Corp.	376,757	13,729,025
Washington Mutual Inc.	262,217	9,054,353
Wells Fargo & Company	468,566	21,961,688
Zions Bancorporation	25,218	992,303

		169,954,136

Beverages - 2.92%
Anheuser-Busch Companies Inc.	237,064	11,473,898
Brown-Forman Corp. “B”	18,930	1,237,265
Coca-Cola Co. (The)	686,491	30,082,036
Coca-Cola Enterprises Inc.	124,388	2,701,707
Coors (Adolf) Company “B”	10,068	616,665
Pepsi Bottling Group Inc.	77,753	1,998,252
PepsiCo Inc.	478,309	20,194,206

		68,304,029

Biotechnology - 0.97%
Amgen Inc. (1)	356,392	17,227,989
Biogen Inc. (1)	41,251	1,652,515
Chiron Corp. (1)	52,112	1,959,411
Genzyme Corp. - General Division (1)	59,382	1,755,926

		22,595,841

Building Materials - 0.23%
American Standard Companies Inc. (1)	20,050	1,426,357
Masco Corp.	136,352	2,870,210
Vulcan Materials Co.	28,072	1,052,700

		5,349,267

Chemicals - 1.50%
Air Products & Chemicals Inc.	62,912	2,689,488
Ashland Inc.	18,833	537,305
Dow Chemical Co. (The)	252,266	7,492,300
Du Pont (E.I.) de Nemours and Co.	275,088	11,663,731
Eastman Chemical Co.	21,470	789,452
Engelhard Corp.	35,305	789,067
Great Lakes Chemical Corp.	13,881	331,478
Hercules Inc. (1)	30,120	265,056
Monsanto Co.	72,449	1,394,643
PPG Industries Inc.	46,897	2,351,885
Praxair Inc.	44,762	2,585,901
Rohm & Haas Co. “A”	61,234	1,988,880
Sherwin-Williams Co. (The)	41,444	1,170,793
Sigma-Aldrich Corp.	19,900	969,130

		35,019,109

Commercial Services - 0.95%
Apollo Group Inc. “A” (1)	48,284	2,124,496
Block (H & R) Inc.	50,058	2,012,332
Cendant Corp. (1)	286,894	3,006,649
Concord EFS Inc. (1)	141,028	2,219,781
Convergys Corp. (1)	48,153	729,518

S&P 500 Index Master Portfolio Schedule of Investments	December 31, 2002

	(continued)

Security	Shares	Value
Deluxe Corp.	17,149	$721,973
Donnelley (R.R.) & Sons Co.	31,487	685,472
Ecolab Inc.	35,855	1,774,822
Equifax Inc.	39,495	913,914
McKesson Corp.	80,575	2,177,942
Moody’s Corp.	41,898	1,729,968
Paychex Inc.	104,108	2,904,613
Quintiles Transnational Corp. (1)	32,455	392,705
Robert Half International Inc. (1)	48,072	774,440

		22,168,625

Computers - 4.99%
Apple Computer Inc. (1)	99,524	1,426,179
Cisco Systems Inc. (1)	2,000,957	26,212,537
Computer Sciences Corp. (1)	47,542	1,637,822
Dell Computer Corp. (1)	717,137	19,176,243
Electronic Data Systems Corp.	132,049	2,433,663
EMC Corp. (1)	608,823	3,738,173
Gateway Inc. (1)	89,561	281,222
Hewlett-Packard Co.	844,953	14,668,384
International Business Machines Corp.	468,005	36,270,387
Lexmark International Inc. “A” (1)	34,837	2,107,638
NCR Corp. (1)	27,110	643,591
Network Appliance Inc. (1)	93,396	933,960
Sun Microsystems Inc. (1)	863,261	2,684,742
SunGard Data Systems Inc. (1)	78,364	1,846,256
Unisys Corp. (1)	89,809	889,109
Veritas Software Corp. (1)	113,912	1,779,305

		116,729,211

Cosmetics / Personal Care - 2.55%
Alberto-Culver Co. “B”	16,084	810,634
Avon Products Inc.	65,140	3,509,092
Colgate-Palmolive Co.	149,099	7,817,261
Gillette Co. (The)	292,078	8,867,488
International Flavors & Fragrances Inc.	26,192	919,339
Kimberly-Clark Corp.	142,481	6,763,573
Procter & Gamble Co.	359,789	30,920,267

		59,607,654

Distribution / Wholesale - 0.27%
Costco Wholesale Corp. (1)	126,166	3,540,218
Genuine Parts Co.	48,436	1,491,829
Grainger (W.W.) Inc.	25,366	1,307,617

		6,339,664

Diversified Financial Services - 7.16%
American Express Co.	364,024	12,868,248
Bear Stearns Companies Inc. (The)	26,659	1,583,545
Capital One Financial Corp.	61,403	1,824,897
Citigroup Inc.	1,422,305	50,050,913
Countrywide Financial Corp.	34,975	1,806,459
Fannie Mae	275,519	17,724,137
Franklin Resources Inc.	71,947	2,451,954
Freddie Mac	192,636	11,375,156
Goldman Sachs Group Inc. (The)	132,250	9,006,225
Household International Inc.	131,089	3,645,585
JP Morgan Chase & Co.	552,826	13,267,824
Lehman Brothers Holdings Inc.	65,793	3,506,109
MBNA Corp.	353,755	6,728,420
Merrill Lynch & Co. Inc.	239,356	9,083,560

	(continued)

Security	Shares	Value
Morgan Stanley	300,686	$12,003,385
Providian Financial Corp. (1)	79,795	517,870
Schwab (Charles) Corp. (The)	372,292	4,039,368
SLM Corp.	42,539	4,418,101
Stilwell Financial Inc.	61,456	803,230
T. Rowe Price Group Inc.	33,810	922,337

		167,627,323

Electric - 2.45%
AES Corp. (The) (1)	151,277	456,857
Allegheny Energy Inc.	34,711	262,415
Ameren Corp.	42,511	1,767,182
American Electric Power Co. Inc.	93,789	2,563,253
Calpine Corp. (1)	104,034	339,151
CenterPoint Energy Inc.	84,007	714,059
Cinergy Corp.	46,579	1,570,644
CMS Energy Corp.	39,777	375,495
Consolidated Edison Inc.	59,130	2,531,947
Constellation Energy Group Inc.	45,579	1,268,008
Dominion Resources Inc.	85,055	4,669,519
DTE Energy Co.	46,359	2,151,058
Duke Energy Corp.	247,014	4,826,654
Edison International (1)	90,058	1,067,187
Entergy Corp.	61,529	2,805,107
Exelon Corp.	89,419	4,718,641
FirstEnergy Corp.	82,387	2,716,299
FPL Group Inc.	50,522	3,037,888
Mirant Corp. (1)	111,074	209,930
NiSource Inc.	67,454	1,349,080
PG&E Corp. (1)	111,986	1,556,605
Pinnacle West Capital Corp.	25,015	852,761
PPL Corp.	45,508	1,578,217
Progress Energy Inc.	65,566	2,842,286
Public Service Enterprise Group Inc.	61,557	1,975,980
Southern Co.	197,537	5,608,075
TECO Energy Inc.	48,567	751,331
TXU Corp.	89,142	1,665,173
Xcel Energy Inc.	110,441	1,214,851

		57,445,653

Electrical Components & Equipment - 0.09%
American Power Conversion Corp. (1)	54,433	824,660
Molex Inc.	53,288	1,227,756
Power-One Inc. (1)	22,038	124,955

		2,177,371

Electronics - 0.55%
Agilent Technologies Inc. (1)	129,173	2,319,947
Applera Corp. - Applied Biosystems Group	58,060	1,018,372
Jabil Circuit Inc. (1)	54,828	982,518
Johnson Controls Inc.	24,592	1,971,541
Millipore Corp. (1)	13,374	454,716
Parker Hannifin Corp.	32,686	1,507,805
PerkinElmer Inc.	35,154	290,020
Sanmina-SCI Corp. (1)	146,265	656,730
Solectron Corp. (1)	229,116	813,362
Symbol Technologies Inc.	64,038	526,392
Tektronix Inc. (1)	24,223	440,616
Thermo Electron Corp. (1)	45,398	913,408
Thomas & Betts Corp. (1)	16,140	272,766

The accompanying notes are an integral part of these financial statements.

	(continued)

Security	Shares	Value
Waters Corp. (1)	35,871	$781,270

		12,949,463

Engineering & Construction - 0.03%
Fluor Corp.	22,269	623,532

		623,532

Entertainment - 0.08%
International Game Technology Inc. (1)	24,007	1,822,611

		1,822,611

Environmental Control - 0.19%
Allied Waste Industries Inc. (1)	54,419	544,190
Waste Management Inc.	168,653	3,865,527

		4,409,717

Food - 1.98%
Albertson’s Inc.	105,100	2,339,526
Archer-Daniels-Midland Co.	179,280	2,223,072
Campbell Soup Co.	113,580	2,665,723
ConAgra Foods Inc.	148,670	3,718,237
General Mills Inc.	101,858	4,782,233
Heinz (H.J.) Co.	96,959	3,187,042
Hershey Foods Corp.	37,685	2,541,476
Kellogg Co.	113,118	3,876,554
Kroger Co. (1)	214,276	3,310,564
Safeway Inc. (1)	122,247	2,855,690
Sara Lee Corp.	216,019	4,862,588
SUPERVALU Inc.	36,954	610,111
Sysco Corp.	181,958	5,420,529
Winn-Dixie Stores Inc.	38,863	593,827
Wrigley (William Jr.) Co.	62,382	3,423,524

		46,410,696

Forest Products & Paper - 0.54%
Boise Cascade Corp.	16,135	406,925
Georgia-Pacific Corp.	69,177	1,117,900
International Paper Co.	132,897	4,647,408
Louisiana-Pacific Corp. (1)	28,933	233,200
MeadWestvaco Corp.	55,414	1,369,280
Plum Creek Timber Co. Inc.	51,288	1,210,397
Temple-Inland Inc.	14,839	664,936
Weyerhaeuser Co.	60,608	2,982,520

		12,632,566

Gas - 0.15%
KeySpan Corp.	39,298	1,384,862
Nicor Inc.	12,155	413,635
Peoples Energy Corp.	9,777	377,881
Sempra Energy	56,771	1,342,634

		3,519,012

Hand / Machine Tools - 0.35%
Black & Decker Corp.	22,355	958,806
Emerson Electric Co.	116,576	5,927,890
Snap-On Inc.	16,155	454,117
Stanley Works (The)	24,410	844,098

		8,184,911

Health Care - 4.76%
Aetna Inc.	41,701	1,714,745
Anthem Inc. (1)	39,151	2,462,598

	(continued)

Security	Shares	Value
Bard (C.R.) Inc.	14,351	$832,358
Bausch & Lomb Inc.	14,919	537,084
Baxter International Inc.	164,371	4,602,388
Becton, Dickinson & Co.	71,077	2,181,353
Biomet Inc.	72,018	2,064,036
Boston Scientific Corp. (1)	112,914	4,801,103
Guidant Corp. (1)	84,626	2,610,712
HCA Inc.	142,165	5,899,847
Health Management Associates Inc. “A”	65,902	1,179,646
HEALTHSOUTH Corp. (1)	109,515	459,963
Humana Inc. (1)	45,153	451,530
Johnson & Johnson	822,592	44,181,416
Manor Care Inc. (1)	26,801	498,767
Medtronic Inc.	337,851	15,406,006
Quest Diagnostics Inc. (1)	27,062	1,539,828
St. Jude Medical Inc. (1)	49,138	1,951,761
Stryker Corp.	54,801	3,678,243
Tenet Healthcare Corp. (1)	135,059	2,214,968
UnitedHealth Group Inc.	84,295	7,038,632
WellPoint Health Networks Inc. (1)	41,178	2,930,226
Zimmer Holdings Inc. (1)	53,988	2,241,582

		111,478,792

Home Builders - 0.10%
Centex Corp.	17,057	856,261
KB Home	13,310	570,333
Pulte Homes Inc.	16,946	811,205

		2,237,799

Home Furnishings - 0.12%
Leggett & Platt Inc.	53,917	1,209,897
Maytag Corp.	21,689	618,136
Whirlpool Corp.	18,889	986,384

		2,814,417

Household Products / Wares - 0.39%
American Greetings Corp. “A” (1)	18,123	286,343
Avery Dennison Corp.	30,389	1,856,160
Clorox Co.	60,982	2,515,507
Fortune Brands Inc.	41,379	1,924,537
Newell Rubbermaid Inc.	73,997	2,244,329
Tupperware Corp.	16,141	243,406

		9,070,282

Insurance - 4.87%
ACE Ltd.	72,695	2,132,871
AFLAC Inc.	142,878	4,303,485
Allstate Corp. (The)	194,722	7,202,767
Ambac Financial Group Inc.	29,383	1,652,500
American International Group Inc.	722,353	41,788,121
AON Corp.	85,721	1,619,270
Chubb Corp.	47,362	2,472,296
CIGNA Corp.	38,616	1,587,890
Cincinnati Financial Corp.	44,720	1,679,236
Hancock (John) Financial Services Inc.	79,863	2,228,178
Hartford Financial Services Group Inc.	70,632	3,208,812
Jefferson-Pilot Corp.	39,796	1,516,626
Lincoln National Corp.	49,101	1,550,610
Loews Corp.	51,322	2,281,776
Marsh & McLennan Companies Inc.	148,699	6,871,381
MBIA Inc.	40,236	1,764,751

S&P 500 Index Master Portfolio Schedule of Investments	December 31, 2002

	(continued)

Security	Shares	Value
MetLife Inc.	193,915	$5,243,462
MGIC Investment Corp.	27,879	1,151,403
Principal Financial Group Inc.	93,368	2,813,178
Progressive Corp. (The)	60,282	2,991,796
Prudential Financial Inc.	156,842	4,978,165
SAFECO Corp.	38,240	1,325,781
St. Paul Companies Inc.	62,691	2,134,629
Torchmark Corp.	32,761	1,196,759
Travelers Property Casualty Corp. “B” (1)	277,859	4,070,634
UNUMProvident Corp.	66,936	1,174,057
XL Capital Ltd. “A”	37,603	2,904,831

		113,845,265

Iron / Steel - 0.06%
Allegheny Technologies Inc.	22,262	138,692
Nucor Corp.	21,692	895,880
United States Steel Corp.	28,165	369,525

		1,404,097

Leisure Time - 0.39%
Brunswick Corp.	24,900	494,514
Carnival Corp. “A”	162,446	4,053,028
Harley-Davidson Inc.	83,786	3,870,913
Sabre Holdings Corp. (1)	39,639	717,862

		9,136,317

Lodging - 0.26%
Harrah’s Entertainment Inc. (1)	30,945	1,225,422
Hilton Hotels Corp.	104,242	1,324,916
Marriott International Inc. “A”	65,912	2,166,527
Starwood Hotels & Resorts Worldwide Inc.	55,260	1,311,872

		6,028,737

Machinery - 0.53%
Caterpillar Inc.	95,286	4,356,476
Cummins Inc.	11,571	325,492
Deere & Co.	66,051	3,028,438
Dover Corp.	55,967	1,631,998
Ingersoll-Rand Co. “A”	46,843	2,017,060
McDermott International Inc. (1)	17,537	76,812
Rockwell Automation Inc.	51,589	1,068,408

		12,504,684

Manufacturers - 4.83%
Cooper Industries Ltd.	25,578	932,318
Crane Co.	16,562	330,081
Danaher Corp.	42,187	2,771,686
Eastman Kodak Co.	80,765	2,830,006
Eaton Corp.	19,508	1,523,770
General Electric Co.	2,755,604	67,098,957
Honeywell International Inc.	227,318	5,455,632
Illinois Tool Works Inc.	84,840	5,502,722
ITT Industries Inc.	25,416	1,542,497
Pall Corp.	33,888	565,252
Textron Inc.	38,055	1,635,984
3M Co.	108,044	13,321,825
Tyco International Ltd.	552,437	9,435,624

		112,946,354

Media - 3.65%
AOL Time Warner Inc. (1)	1,237,789	16,215,036
Clear Channel Communications Inc. (1)	169,647	6,326,137

	(continued)

Security	Shares	Value
Comcast Corp. “A” (1)	306,047	$7,213,528
Comcast Corp. Special “A” (1)	336,762	7,607,454
Dow Jones & Co. Inc.	22,885	989,319
Gannett Co. Inc.	73,997	5,312,985
Knight Ridder Inc.	22,841	1,444,693
McGraw-Hill Companies Inc. (The)	53,641	3,242,062
Meredith Corp.	13,718	563,947
New York Times Co. “A”	41,919	1,916,956
Tribune Co.	84,377	3,835,778
Univision Communications Inc. “A” (1)	63,517	1,556,166
Viacom Inc. “B” (1)	487,672	19,877,511
Walt Disney Co. (The)	565,445	9,222,408

		85,323,980

Metal Fabricate / Hardware - 0.02%
Worthington Industries Inc.	23,643	360,319

		360,319

Mining - 0.43%
Alcoa Inc.	233,746	5,324,734
Freeport-McMoRan Copper & Gold Inc. (1)	40,062	672,240
Newmont Mining Corp.	111,200	3,228,136
Phelps Dodge Corp. (1)	24,566	777,514

		10,002,624

Office / Business Equipment - 0.16%
Pitney Bowes Inc.	65,570	2,141,516
Xerox Corp. (1)	203,474	1,637,966

		3,779,482

Oil & Gas Producers - 5.22%
Amerada Hess Corp.	24,742	1,362,047
Anadarko Petroleum Corp.	68,825	3,296,718
Apache Corp.	39,848	2,270,938
Burlington Resources Inc.	55,726	2,376,714
ChevronTexaco Corp.	295,777	19,663,255
ConocoPhillips	187,405	9,068,528
Devon Energy Corp.	43,360	1,990,224
EOG Resources Inc.	31,938	1,274,965
Exxon Mobil Corp.	1,863,431	65,108,279
Kerr-McGee Corp.	27,760	1,229,768
Kinder Morgan Inc.	33,757	1,426,908
Marathon Oil Corp.	86,392	1,839,286
Nabors Industries Ltd. (1)	40,070	1,413,269
Noble Corp. (1)	37,086	1,303,573
Occidental Petroleum Corp.	104,346	2,968,644
Rowan Companies Inc.	25,919	588,361
Sunoco Inc.	21,204	703,549
Transocean Inc.	88,426	2,051,483
Unocal Corp.	71,381	2,182,831

		122,119,340

Oil & Gas Services - 0.57%
Baker Hughes Inc.	93,029	2,994,604
BJ Services Co. (1)	43,415	1,402,739
Halliburton Co.	120,806	2,260,280
Schlumberger Ltd.	160,770	6,766,809

		13,424,432

Packaging & Containers - 0.14%
Ball Corp.	15,708	804,093
Bemis Co.	14,648	726,980

The accompanying notes are an integral part of these financial statements.

	(continued)

Security	Shares	Value
Pactiv Corp. (1)	43,979	$961,381
Sealed Air Corp. (1)	23,304	869,239

		3,361,693

Pharmaceuticals - 8.30%
Abbott Laboratories	432,671	17,306,840
Allergan Inc.	35,820	2,063,948
AmerisourceBergen Corp.	29,299	1,591,229
Bristol-Myers Squibb Co.	536,359	12,416,711
Cardinal Health Inc.	122,575	7,255,214
Forest Laboratories Inc. “A” (1)	50,104	4,921,215
King Pharmaceuticals Inc. (1)	66,804	1,148,361
Lilly (Eli) and Co.	311,067	19,752,755
MedImmune Inc. (1)	69,469	1,887,473
Merck & Co. Inc.	621,819	35,201,174
Pfizer Inc.	1,706,501	52,167,736
Pharmacia Corp.	358,007	14,964,693
Schering-Plough Corp.	406,087	9,015,131
Watson Pharmaceuticals Inc. (1)	29,563	835,746
Wyeth	367,070	13,728,418

		194,256,644

Pipelines - 0.07%
Dynegy Inc. “A”	101,977	120,333
El Paso Corp.	165,708	1,153,328
Williams Companies Inc.	142,680	385,236

		1,658,897

Real Estate Investment Trusts - 0.28%
Equity Office Properties Trust	114,090	2,849,968
Equity Residential	75,100	1,845,958
Simon Property Group Inc.	51,927	1,769,153

		6,465,079

Retail - 6.83%
AutoZone Inc. (1)	27,299	1,928,674
Bed Bath & Beyond Inc. (1)	80,994	2,796,723
Best Buy Co. Inc. (1)	89,034	2,150,171
Big Lots Inc. (1)	32,004	423,413
Circuit City Stores Inc.	57,986	430,256
CVS Corp.	108,767	2,715,912
Darden Restaurants Inc.	47,318	967,653
Dillards Inc. “A”	23,588	374,106
Dollar General Corp.	92,447	1,104,742
eBay Inc. (1)	85,478	5,797,118
Family Dollar Stores Inc.	47,872	1,494,085
Federated Department Stores Inc. (1)	54,401	1,564,573
Gap Inc. (The)	244,699	3,797,728
Home Depot Inc.	644,139	15,433,570
Kohls Corp. (1)	93,353	5,223,100
Limited Brands Inc.	144,709	2,015,796
Lowe’s Companies Inc.	216,079	8,102,963
May Department Stores Co. (The)	79,779	1,833,321
McDonald’s Corp.	351,642	5,654,403
Nordstrom Inc.	37,604	713,348
Office Depot Inc. (1)	85,430	1,260,947
Penney (J.C.) Co. Inc. (Holding Co.)	74,147	1,706,122
RadioShack Corp.	46,757	876,226
Sears, Roebuck and Co.	87,545	2,096,703
Staples Inc. (1)	130,253	2,383,630
Starbucks Corp. (1)	107,517	2,191,196

	(continued)

Security	Shares	Value
Target Corp.	251,513	$7,545,390
Tiffany & Co.	40,285	963,214
TJX Companies Inc.	146,384	2,857,416
Toys R Us Inc. (1)	58,659	586,590
Walgreen Co.	283,779	8,283,509
Wal-Mart Stores Inc.	1,222,359	61,741,353
Wendy’s International Inc.	31,919	864,047
Yum! Brands Inc. (1)	81,811	1,981,462

		159,859,460

Semiconductors - 2.69%
Advanced Micro Devices Inc. (1)	95,331	615,838
Altera Corp. (1)	105,920	1,307,053
Analog Devices Inc. (1)	101,269	2,417,291
Applied Materials Inc. (1)	456,281	5,945,341
Applied Micro Circuits Corp. (1)	83,336	307,510
Broadcom Corp. “A” (1)	76,318	1,149,349
Intel Corp.	1,834,728	28,566,715
KLA-Tencor Corp. (1)	52,280	1,849,144
Linear Technology Corp.	86,480	2,224,266
LSI Logic Corp. (1)	102,779	593,035
Maxim Integrated Products Inc.	88,779	2,933,258
Micron Technology Inc. (1)	167,443	1,630,895
National Semiconductor Corp. (1)	49,964	749,960
Novellus Systems Inc. (1)	41,127	1,154,846
NVIDIA Corp. (1)	42,227	486,033
PMC-Sierra Inc. (1)	46,151	256,600
QLogic Corp. (1)	25,949	895,500
Teradyne Inc. (1)	50,592	658,202
Texas Instruments Inc.	479,278	7,193,963
Xilinx Inc. (1)	93,460	1,925,276

		62,860,075

Software - 5.45%
Adobe Systems Inc.	65,516	1,624,862
Autodesk Inc.	31,314	447,790
Automatic Data Processing Inc.	165,898	6,511,497
BMC Software Inc. (1)	65,334	1,117,865
Citrix Systems Inc. (1)	47,530	585,570
Computer Associates International Inc.	158,918	2,145,393
Compuware Corp. (1)	104,793	503,006
Electronic Arts Inc. (1)	39,105	1,946,256
First Data Corp.	208,345	7,377,496
Fiserv Inc. (1)	53,000	1,799,350
IMS Health Inc.	77,938	1,247,008
Intuit Inc. (1)	56,881	2,668,857
Mercury Interactive Corp. (1)	23,385	693,365
Microsoft Corp. (1)	1,480,581	76,546,038
Novell Inc. (1)	100,672	336,244
Oracle Corp. (1)	1,483,370	16,020,396
Parametric Technology Corp. (1)	72,157	181,836
PeopleSoft Inc. (1)	86,613	1,585,018
Rational Software Corp. (1)	53,937	560,405
Siebel Systems Inc. (1)	134,033	1,002,567
Yahoo! Inc. (1)	163,765	2,677,558

		127,578,377

Telecommunication Equipment - 0.81%
ADC Telecommunications Inc. (1)	220,052	459,909
Andrew Corp. (1)	27,122	278,814

S&P 500 Index Master Portfolio Schedule of Investments	December 31, 2002

	(continued)

Security	Shares	Value
Avaya Inc. (1)	100,020	$245,049
CIENA Corp.(1)	119,237	612,878
Comverse Technology Inc.(1)	52,190	522,944
JDS Uniphase Corp.(1)	391,304	966,521
Lucent Technologies Inc.(1)	952,066	1,199,603
Motorola Inc.	637,058	5,510,552
QUALCOMM Inc.(1)	217,375	7,910,276
Scientific-Atlanta Inc.	42,805	507,667
Tellabs Inc.(1)	114,412	831,775

		19,045,988

Telecommunications - 1.80%
AT&T Wireless Services Inc.(1)	750,014	4,237,579
Citizens Communications Co.(1)	78,015	823,058
Corning Inc.(1)	318,577	1,054,490
Nextel Communications Inc. “A”(1)	266,619	3,079,449
Qwest Communications International Inc.(1)	469,256	2,346,280
Sprint Corp. (PCS Group)(1)	276,515	1,211,136
Verizon Communications Inc.	757,559	29,355,411

		42,107,403

Telephone - 2.26%
Alltel Corp.	86,109	4,391,559
AT&T Corp.	213,290	5,569,002
BellSouth Corp.	514,759	13,316,815
CenturyTel Inc.	39,454	1,159,159
SBC Communications Inc.	919,390	24,924,663
Sprint Corp. (FON Group)	247,643	3,585,871

		52,947,069

Textiles - 0.09%
Cintas Corp.	47,098	2,154,734

		2,154,734

Tobacco - 1.10%
Philip Morris Companies Inc.	572,900	23,219,637
R.J. Reynolds Tobacco Holdings Inc.	24,477	1,030,726
UST Inc.	46,743	1,562,618

		25,812,981

Toys / Games / Hobbies - 0.12%
Hasbro Inc.	47,830	552,437
Mattel Inc.	121,025	2,317,629

		2,870,066

Transportation - 1.48%
Burlington Northern Santa Fe Corp.	104,617	2,721,088
CSX Corp.	58,978	1,669,667
FedEx Corp.	82,555	4,476,132
Norfolk Southern Corp.	107,566	2,150,244
Union Pacific Corp.	70,120	4,198,084
United Parcel Service Inc. “B”	309,187	19,503,516

		34,718,731

Trucking & Leasing - 0.02%
Ryder System Inc.	17,230	386,641

		386,641

Total Common Stocks (Cost: $2,647,065,540)		2,244,860,969

Security	Shares or Face Value	Value
Short Term Instruments - 5.84%
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares	122,039,520	$122,039,520
BlackRock Temp Cash Money Market Fund	5,643,616	5,643,616
Dreyfus Money Market Fund	486,519	486,519
Goldman Sachs Financial Square Prime Obligation Fund	423,822	423,822
U.S. Treasury Bill
1.17%(2), 03/27/03(3)	$8,150,000	8,127,938

Total Short Term Instruments (Cost: $136,722,011)		136,721,415

Total Investments In Securities - 101.78% (Cost $2,783,787,551)		2,381,582,384

Other Assets, Less Liabilities - (1.78%)		(41,663,299)

Net Assets - 100.00%		$2,339,919,085

(1)	Non-income earning securities.
(2)	Yield to Maturity.
(3)	This U.S. Treasury Bill is held in a segregated account in connection with the Master Portfolio’s holdings of index futures contracts. See Note 1.

The accompanying notes are an integral part of these financial statements.

S&P 500 Index Master Portfolio Statement of Assets and Liabilities	December 31, 2002

Assets

Investments in securities, at value (including securities on loan (1)) (Cost: $2,783,787,551) (Note 1)	$2,381,582,384
Receivables:
Dividends and interest	3,890,765
Due from broker — variation margin	146,195

Total Assets	2,385,619,344

Liabilities

Payables:
Collateral for securities loaned (Note 4)	45,475,450
Due to bank	1,736
Advisory fees (Note 2)	223,073

Total Liabilities	45,700,259

Net Assets	$2,339,919,085

(1)	Securities on loan with market value of $43,498,462. See Note 4.

S&P 500 Index Master Portfolio Statement of Operations	For the Year Ended December 31, 2002

Net Investment Income

Dividends (Net of foreign withholding tax of $113,931)	$40,333,823
Interest	1,442,527
Securities lending income	92,278

Total investment income	41,868,628

Expenses (Note 2)

Advisory fees	1,291,462

Total expenses	1,291,462

Net investment income	40,577,166

Realized snd Unrealized Gain (Loss) on Investments

Net realized loss on sale of investments	(236,862,884)
Net realized loss on futures contracts	(18,956,405)
Net change in unrealized appreciation (depreciation) of investments	(454,424,345)
Net change in unrealized appreciation (depreciation) of futures contracts	(2,667,819)

Net loss on investments	(712,911,453)

Net decrease in net assets resulting from operations	$(672,334,287)

S&P 500 Index Master Portfolio Statements of Changes in Net Assets

	For the Year Ended December 31, 2002	For the Year Ended December 31, 2001
Increase (Decrease) In Net Assets

Operations:

Net investment income	$40,577,166	$37,024,939
Net realized loss	(255,819,289)	(12,632,674)
Net change in unrealized appreciation (depreciation)	(457,092,164)	(404,143,934)

Net decrease in net assets resulting from operations	(672,334,287)	(379,751,669)

Interestholder transactions:

Contributions	1,124,925,648	931,988,808
Withdrawals	(904,586,226)	(988,412,872)

Net increase (decrease) in net assets resulting from interestholder transactions	220,339,422	(56,424,064)

Decrease in net assets	(451,994,865)	(436,175,733)

Net Assets:

Beginning of year	2,791,913,950	3,228,089,683

End of year	$2,339,919,085	$2,791,913,950

The accompanying notes are an integral part of these financial statements.

S&P 500 Index Master Portfolio Notes to the Financial Statements

1. Significant Accounting Policies

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Delaware business trust. MIP currently consists of the following separate portfolios: Asset Allocation, Bond Index, Extended Index, International Index, LifePath Income, LifePath 2010, LifePath 2020, LifePath 2030, LifePath 2040, Money Market, Russell 2000 Index, S&P 500 Index and U.S. Equity Index Master Portfolios.

These financial statements relate only to the S&P 500 Index Master Portfolio (the “Master Portfolio”).

The following is a summary of significant accounting policies which are consistently followed by MIP in the preparation of its financial statements. Such policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Security Valuation

The equity securities of the Master Portfolio are valued at the last reported sales price on the primary securities exchange or national securities market on which such securities are traded. Securities not listed on an exchange or national securities market, or securities in which there was no last reported sales price, are valued at the most recent bid prices. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in those securities or by an independent pricing source. U.S. Government obligations are valued at the last reported bid price. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates market value. Mutual fund shares are valued at net asset value. Any securities, restricted securities or other assets for which market quotations are not readily available, or for which a significant event has occurred since the time of the most recent market quotation, are valued in accordance with fair value pricing policies approved by MIP’s Board of Trustees.

Security Transactions and Income Recognition

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, and interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method. The Master Portfolio amortizes premium and accretes discount on debt securities purchased using a constant yield to maturity method.

Federal Income Taxes

MIP believes that the Master Portfolio has and will continue to be operated in a manner so as to qualify it as a partnership for federal income tax purposes. Provided that the Master Portfolio so qualifies, it will not be subject to any federal income tax on its income and gain (if any). However, each investor in the Master Portfolio will be taxed on its distributive share of the Master Portfolio’s taxable income in determining its federal income tax liability. As a partnership for federal income tax purposes, the Master Portfolio will be deemed to have “passed through” to interestholders any interest, dividends, gains or losses for such purposes. The determination of such share will be made in accordance with the Internal Revenue Code of 1986, as amended (the “Code”), and regulations promulgated thereunder.

It is intended that the Master Portfolio’s assets, income and distributions will be managed in such a way that an entity electing and qualifying as a “regulated investment company” under the Code can continue to qualify by investing

S&P 500 Index Master Portfolio Notes to the Financial Statements (continued)

substantially all of its assets through the Master Portfolio, provided that the regulated investment company meets other requirements for such qualifications not within the control of the Master Portfolio (e.g., distributing at least 90% of the regulated investment company’s “investment company taxable income” annually).

Futures Contracts

The Master Portfolio may purchase futures contracts to gain exposure to market changes as this may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date and is exchange traded. Upon entering into a futures contract, the Master Portfolio is required to pledge to the broker an amount of cash, U.S. Government securities or other high-quality debt securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Master Portfolio as unrealized gains or losses. When the contract is closed, the Master Portfolio records a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Master Portfolio is required to segregate cash, U.S. Government securities or high quality, liquid debt instruments in connection with futures transactions. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contracts may not correlate with changes in the value of the underlying securities.

As of December 31, 2002, the open futures contracts outstanding were as follows:

Number of Contracts	Futures Index	Expiration Date	Notional Contract Value	Net Unrealized Depreciation

361	S&P 500	03/20/03	$79,320,725	$(2,398,295)

The Master Portfolio has pledged to brokers a U.S. Treasury Bill for initial margin requirements with a face amount of $8,150,000.

Repurchase Agreements

The Master Portfolio may enter into repurchase agreements with banks and securities dealers. These transactions involve the purchase of securities with a simultaneous commitment to resell the securities to the bank or the dealer at an agreed-upon date and price. A repurchase agreement is accounted for as a loan by the Master Portfolio to the seller, collateralized by securities, which are delivered to the Master Portfolio’s custodian, or to an agent bank under a tri-party agreement. The securities are marked-to-market daily and additional securities are acquired as needed, to ensure that their value equals or exceeds the repurchase price plus accrued interest. The Master Portfolio held no repurchase agreements at December 31, 2002.

2. Agreements and Other Transactions with Affiliates

Pursuant to an Investment Advisory Contract with the Master Portfolio, Barclays Global Fund Advisors (“BGFA”) provides investment guidance and policy direction in connection with the management of the Master Portfolio’s assets. BGFA is a California corporation indirectly owned by Barclays Bank PLC. BGFA is entitled to receive 0.05% of the average daily net assets of the Master Portfolio as compensation for advisory services.

Investors Bank & Trust Company (“IBT”) serves as the custodian to the Master Portfolio. IBT will not be entitled to receive fees for its custodial services so long as it is entitled to receive a separate fee from Barclays Global Investors, N.A. (“BGI”) for its services as sub-administrator of the Master Portfolio.

Stephens Inc. (“Stephens”), is the sponsor and placement agent for the Master Portfolio.

MIP has entered into administration services arrangements with BGI and Stephens, as co-administrators, who have agreed jointly to provide general administration services to the Master Portfolio, such as managing and coordinating third-party service relationships. BGI and Stephens are not entitled to compensation for providing administration services to the Master Portfolio for so long as BGI or Stephens are entitled to compensation for providing co-administration services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or either BGI or Stephens (or an affiliate) receives advisory fees from the Master Portfolio. BGI and Stephens may delegate certain of their administration duties to sub-administrators.

Barclays Global Investors Services (“BGIS”), a subsidiary of BGI, may serve as a broker-dealer for the Master Portfolio. For the year ended December 31, 2002, BGIS did not receive any brokerage commissions from the Master Portfolio.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Master Portfolio may invest in the Institutional Shares of the Institutional Money Market Fund (“IMMF”) of Barclays Global Investors Funds. The IMMF is a feeder fund in a master/feeder fund structure that invests substantially all of its assets in the Money Market Master Portfolio, which is managed by BGFA, the Master Portfolio’s investment advisor. The IMMF is an open-end money market fund available only to institutional investors, including other investment companies managed by BGFA. The IMMF seeks a high level of income consistent with liquidity and the preservation of capital. While the IMMF does not directly charge an advisory fee, the master portfolio in which it invests does charge an advisory fee. Income distributions from the IMMF are declared daily and paid monthly from net investment income. Income distributions earned by the Master Portfolio are recorded as either interest income or securities lending income in the accompanying Statement of Operations.

Pursuant to Rule 17a-7 of the 1940 Act, the Master Portfolio executed cross trades for the year ended December 31, 2002. Cross trading is the buying or selling of portfolio securities between funds to which BGFA serves as investment advisor. The Board has concluded that all such transactions were done in compliance with the requirements and restrictions set forth by Rule 17a-7.

Certain officers and trustees of MIP are also officers or employees of Stephens and BGI. As of December 31, 2002, these officers or employees of Stephens and BGI collectively owned less than 1% of the Master Portfolio’s outstanding beneficial interests.

3. Investment Portfolio Transactions

Investment transactions (excluding short-term investments) for the year ended December 31, 2002, were as follows:

Purchases at cost	$491,534,041
Sales proceeds	300,747,965

At December 31, 2002, the cost of investments for federal income tax purposes was $2,891,970,317. Net unrealized depreciation aggregated $510,387,933, of which $94,505,075 represented gross unrealized appreciation on securities and $604,893,008 represented gross unrealized depreciation on securities.

4. Portfolio Securities Loaned

The Master Portfolio may lend its investment securities to approved borrowers such as brokers, dealers, and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued, or guaranteed by the U.S. Government. The initial

S&P 500 Index Master Portfolio Notes to the Financial Statements (continued)

collateral received is required to have a value of at least 102% of the market value of the loaned securities for securities denominated in U.S. dollars and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The risks to the Master Portfolio of securities lending are that the borrower may not provide additional collateral when required, or return the securities when due.

As of December 31, 2002, the Master Portfolio had loaned securities which were collateralized by cash. The cash collateral received was invested in money market mutual funds. The market value of the securities on loan at December 31, 2002 and the value of the related collateral are disclosed in the Statement of Assets and Liabilities.

5. Financial Highlights

Financial highlights for the Master Portfolio were as follows:

	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2000	Period Ended December 31, 1999[1]	Year Ended February 28, 1999	Year Ended February 28, 1998

Ratio of expenses to average net assets[2]	0.05%	0.05%	0.05%	0.05%	0.05%	0.05%
Ratio of net investment income to average net assets[2]	1.57%	1.31%	1.22%	1.44%	1.61%	1.89%
Portfolio turnover rate	12%	9%	10%	7%	11%	6%
Total return	(22.05)%	(11.96)%	(9.19)%	19.82%[3]	19.65%	34.77%

[1]	For the ten months ended December 31, 1999. The Master Portfolio changed its fiscal year end from February 28 to December 31.
[2]	Annualized for periods of less than one year.
[3]	Not annualized.

Independent Accountants’ Report

To the Interestholders and Board of Trustees of

Master Investment Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the S&P 500 Index Master Portfolio, a portfolio of Master Investment Portfolio (the “Portfolio”), at December 31, 2002, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

The financial statements of the Portfolio at December 31, 2000 and for the periods then ended were audited by other auditors, whose report dated February 9, 2001 expressed an unqualified opinion on those statements.

San Francisco, California

February 7, 2003

Master Investment Portfolio Trustees Information	(unaudited)

The Board of Trustees has responsibility for the overall management and operations of the Master Portfolio. Each Trustee serves until he or she resigns, retires, or his or her successor is elected and qualified. Each Officer serves until his or her successor is chosen and qualified.

Master Investment Portfolio, Barclays Global Investors Funds (“BGIF”), iShares Trust and iShares, Inc. are considered to be members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each Trustee also serves as a Trustee for BGIF and oversees 23 portfolios within the fund complex. In addition, Richard K. Lyons serves as a Trustee for iShares Trust and as a Director for iShares, Inc. and oversees 101 portfolios within the fund complex.

Unless otherwise noted in the tables below, the address for each Trustee is 111 Center Street, Little Rock, Arkansas 72201. Additional information about the Master Portfolio’s Trustees may be found in the Master Portfolio’s Statement of Additional Information, which is available without charge upon request by calling toll-free 1-888-204-3956.

Interested Trustees and Officers

Name, Address and Age	Position(s), Length of Service	Principal Occupation During Past Five Years	Other Public Company and Investment Company Directorships

Lee T. Kranefuss,* 40 45 Fremont Street San Francisco, CA 94105	Trustee since November 16, 2001, Chairman and President	Chief Executive Officer of the Individual Investors Business of Barclays Global Investors, N.A. (“BGI”)	None.

Michael A. Latham, 37 45 Fremont Street San Francisco, CA 94105	Treasurer and Chief Financial Officer	Director of Mutual Fund Delivery of the Individual Investors Business of BGI (since 2000); Head of Operations, BGI Europe (1997-2000); Manager of Portfolio Accounting Group (1994-1997)	None.

Richard H. Blank, Jr., 46	Secretary	Senior Vice President of Stephens Inc.	Director of Capo, Inc.

*	Lee T. Kranefuss is deemed to be an “interested person” of the Trust because he serves as Chief Executive Officer of the Individual Investor Business of BGI, the co-administrator of the Master Portfolio and the parent company of BGFA, the investment advisor of the Master Portfolio.

Independent Trustees

Name, Address and Age	Position(s), Length of Service	Principal Occupation During Past Five Years	Other Public Company and Investment Company Directorships

Mary G. F. Bitterman, 58	Trustee since November 16, 2001	President and Chief Executive Office of The James Irvine Foundation (non-profit foundation); President and Chief Executive Officer of KQED, Inc. (public television and radio) from 1993-2002.	Director of Pacific Century Financial Corporation/Bank of Hawaii.

Jack S. Euphrat, 80	Trustee since October 20, 1993	Private Investor	None.

W. Rodney Hughes, 76	Trustee since October 20, 1993	Private Investor	Trustee of the Wells Fargo Funds (oversees 96 portfolios); President of Wells Fargo Funds November 1999 to May 2000.

Richard K. Lyons, 41	Trustee since November 16, 2001	Professor, University of California, Berkeley: Haas School of Business; Member, Council of Foreign Relations	Director of Matthews Asian Funds (oversees 6 portfolios).

Leo Soong, 56	Trustee since February 9, 2000	Managing Director of CG Roxane LLC (water company); Co-Founder of Crystal Geyser Water Co.; President of Crystal Geyser Water Co. (through 2000).	None.

Atlas Funds
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